UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10399
______________________________________________

HENDERSON GLOBAL FUNDS
____________________________________________________________________________
(Exact name of registrant as specified in charter)

737 NORTH MICHIGAN AVENUE, SUITE 1700
CHICAGO, ILLINOIS 60611
____________________________________________________________________________
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
CHRISTOPHER K. YARBROUGH 737 NORTH MICHIGAN AVENUE, SUITE 1700 CHICAGO, ILLINOIS 60611	CATHY G. O’KELLY VEDDER PRICE P.C. 222 NORTH LASALLE STREET CHICAGO, ILLINOIS 60601

Registrant’s telephone number, including area code:  (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2015

Item 1:   Report to Shareholders.

ANNUAL REPORT

Henderson
GLOBAL INVESTORS

Henderson Global Funds

July 31, 2015

All Asset Fund
Dividend & Income Builder Fund
Emerging Markets Fund
European Focus Fund
Global Equity Income Fund
Global Technology Fund
High Yield Opportunities Fund
International Long/Short Equity Fund
International Opportunities Fund
International Select Equity Fund
Strategic Income Fund
Unconstrained Bond Fund
US Growth Opportunities Fund

Table of contents

Letter to shareholders	1
Commentaries and Performance summaries
All Asset Fund	4
Dividend & Income Builder Fund	6
Emerging Markets Fund	8
European Focus Fund	10
Global Equity Income Fund	12
Global Technology Fund	14
High Yield Opportunities Fund	16
International Long/Short Equity Fund	18
International Opportunities Fund	20
International Select Equity Fund	22
Strategic Income Fund	24
Unconstrained Bond Fund	26
US Growth Opportunities Fund	28
Portfolios of investments	30
Statements of assets and liabilities	118
Statements of operations	126
Statements of changes in net assets	134
Statements of changes – capital stock activity	147
Statement of cash flows	161
Financial highlights	162
Notes to financial statements	182
Report of independent registered public accounting firm	197
Other information	198
Trustees and officers	204

International and emerging markets investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies which typically involve greater risk than investing in larger companies. Certain of the Funds are non-diversified and therefore the change in value of a single holding may have a more pronounced effect on a Fund’s performance. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. In addition, the Funds may invest in derivatives. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The Funds may be subject to frequent trading which may result in a turnover rate of 100% or more. Additional fund-specific risk is described in more detail in the Prospectus and Statement of Additional Information.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free Prospectus, which contains these items and other important information about the Funds, visit www.henderson.com. The Prospectus should be read carefully before investing.

Letter to shareholders

Dear shareholder,

We are pleased to provide the annual report for the Henderson Global Funds, which covers the year ended July 31, 2015.

In our last shareholder letter, we wrote that there were positive global economic signs already emerging in 2015. Now, over halfway through the year, we have seen many of those positive signs continue, but we note that some negative data has begun to emerge as well.

On the positive side, European economies have been improving despite the headlines of an ongoing crisis in Greece. The tailwinds provided by a lower euro currency, cheaper oil and the European Central Bank’s quantitative easing program have provided a solid platform for recovery. European markets have also recently been buoyed by the news that the Greek government secured interim financing and agreed to a new bailout program with its creditors. Finally, positive signs such as improvements in Purchasing Managers’ Indices, auto and retail sales and bank lending are filtering down to the corporate level and have translated into higher earnings growth forecasts across Europe. After 210 weeks of consecutive earnings downgrades, Europe recently returned to seeing consensus earnings upgrades for the first time since March 2011.

Japanese markets have also moved forward in 2015 despite disappointing macro numbers, including a downturn in second quarter household spending and weaker manufacturing output. With the Bank of Japan continuing its comprehensive asset purchase program, Japanese equity markets remain the best performing dollar-adjusted market in 2015.

In the US, a healthy 223,000 jobs were added in June and the unemployment rate fell from 6.2% in July 2014 to 5.3% in July 2015. Improvements in the economy and the Federal Reserve’s official communications increased expectations for an interest rate hike in the near term.

On a more negative note, ongoing concern over the health of China’s economy has led to further declines in commodity prices, and the Chinese market overall has been weak. In fact, extreme volatility in the Chinese market recently prompted the Chinese government to intervene in an attempt to quell frenetic selling by retail investors. The government’s measures included suspending trading on over 50% of listed A-shares, banning short-sales and initial public offerings, and prohibiting major shareholders from selling their stakes.

The effect of China’s macroeconomic slowdown has significantly affected other emerging markets, both directly and through its impact on the price of major commodities. Many emerging market economies rely on revenues from commodity exports and there have been knock-on effects on currency and stock markets across Latin America, Africa and parts of Asia. Latin American markets generally have struggled in 2015, with Brazil particularly beset by low commodity prices and political scandal.

Looking forward, as the Greek debt crisis moves towards a full resolution, we believe diverging monetary policy and economic momentum will return as a dominant theme. Investors will be particularly interested in when, and how quickly, the Federal Reserve and Bank of England raise interest rates and the impact this will have on the global economy. The slowing of the emerging market business cycle will also be important, notably in local equity markets, commodities, and emerging market currencies.

At Henderson, we marked the three-year anniversaries of the All Asset Fund on March 30, 2015 and the Dividend & Income Builder Fund on August 1, 2015. We are also pleased to report that Henderson won the “Global Group of the Year” award1 at Investment Week’s 2015 Fund Manager of the Year Awards in the UK, in recognition of Henderson’s strong fund performance, its new brand and strategic acquisitions that widen the investment skillset. We appreciate your trust in, and support of, our Funds, and we look forward to serving your financial needs in the years to come.

James G. O’Brien
President, Henderson Global Funds

1
The Investment Week Global Group of the Year award took into consideration the new Henderson global brand, fund flows including those into US products and strategic acquisitions including that of Geneva Capital Management in the US.

The need for income – looking beyond fixed income

With baby boomers entering retirement age and people living longer, the need for income has never been greater

•	The World Bank projects the world’s population will continue to shift upward in age and, by 2050, 15% of the world’s population will be over the age of 65

•	Life expectancy around the world is also projected to grow continually due to advances in healthcare and technology

•	This global shift in population age and life expectancy will create greater demand in the future for diversified sources of inco ome me to meet basic living needs

Life expectancy

Source: World Bank Economic Data as of 7/31/15

Population statistics

World	2005	2015	2035	2050
Population Growth	1.3%	1.1%	0.7%	0.5%
Population: Age 0-14	28.0%	26.1%	22.8%	21.6%
Population: Age 15-64	64.7%	65.7%	64.5%	63.2%
Population: Age 65 & above	7.3%	8.2%	12.7%	15.5%

Source: World Bank Economic Data as of 7/31/15

Falling rates have driven a search for other sources of income

•
Government interest rates and fixed income yields have been on the decline worldwide since the financial crisis of 2008 due to slowing global growth and unprecedented global monetary policy, leaving investors with few options for high income sources

•	On the other hand, dividends for global equities have been steadily rising and offer investors a diversified source for income with the potential for a much more attractive yield

Expected path for interest rates remains low

Source: Bloomberg as of 7/31/15

Dividend yields

Source: Thompson Datastream as of 7/31/15. The MSCI Indices are free float-adjusted market capitalization indices that are designated to measure market equity performance within their specific geographic region.

There’s more than one path to income

International dividends currently offer larger yields when compared to fixed income

Source: Thompson Datastream as of 7/31/15

Further, in many markets we’re seeing dividend yields higher than corporate bond yields. For example, more than 50% of European companies have a dividend yield greater than their corporate bond yield.

Percent of European companies with dividend yield > corporate bond yield

Source: Goldman Sachs, as of 6/30/15 Note: Indices used are DJ Stoxx 600 and iBoxx EUR/GBP corporate bond yields. CY= corporate bond yield, DY= dividend yield

Dividend growth outlook

2015 has been a strong year for dividend growth with the MSCI World Index as a whole forecasted to grow 6%. Regionally, Japan and the US are forecast to be the fastest countries for dividend growth with some companies growing dividends at double-digit rates. We have also seen an ongoing theme of companies returning cash via special dividends and share buybacks. Looking long-term, we remain encouraged by the prospects for dividend growth. Many sectors and countries, previously often outside the realm of dividend investors, have become more focused on consistently returning cash to shareholders.

Relative to other asset classes, dividend paying equities look attractively valued, particularly in a world where income is scarce; dividend yields are, in the majority of cases, above corporate bond yields with the added benefit that we believe those dividends are capable of growing.

It remains our view that the outlook for dividend paying equities is favorable - in particular those capable of generating sustained dividend growth backed by earnings and cash flow.

Commentary

All Asset Fund

There are a number of macroeconomic forces that suggest 2016 will see the return of market volatility. We retain a positive view on equity markets relative to bonds in this environment; however, we expect the divergence in global monetary policy and growing pains in the major emerging market economies to provide plenty of potential pitfalls for increasingly macro-driven global markets.

While the declining oil price has been beneficial for many emerging economies, the fall in the price of broader commodity markets may begin to have a detrimental effect on growth in 2016. For those countries that rely heavily on raw material exports, the slowdown of the Chinese economy, coupled with an advancing US dollar, will likely dampen the demand for industrial inputs. The “China effect” is unlikely to be confined to emerging markets, as exports of luxury goods and automobiles from developed markets also come under pressure.

Monetary policy and geopolitics could potentially be the most important influence on markets over the next 12 months. Investors will be particularly interested in when, and how quickly, the Federal Reserve and Bank of England raise interest rates and the impact this will have on the global economy. In a rising interest rate environment, we retain a positive but watchful outlook on risk assets as

Top 10 long-term holdings*
(at July 31, 2015)
As a percentage
Security	of net assets
Henderson Unconstrained Bond Fund	4.8%
iShares MSCI EAFE Minimum Volatility Index Fund	4.5
TIAA-CREF Asset Management Core Property Fund LP	4.4
iShares TIPS Bond ETF	4.1
ASG Global Alternatives Fund	3.5
MSIF Multi-Asset Portfolio	3.2
iShares Russell 1000 Value ETF	2.8
iShares Russell 2000 Value ETF	2.8
Gateway Fund	2.8
Calamos Market Neutral Income Fund	2.7

markets adapt to falling liquidity and increasing volatility. The pace of tightening and the subsequent effect on bond yields will be particularly significant.

For the year ended July 31, 2015, the Fund returned 1.94% (Class A at NAV) versus the benchmark, 3-month LIBOR (USD), which posted a return of 0.24%. Performance was largely driven by the allocation to equities, particularly in the US and Japan. The fixed income allocation was broadly flat while the allocation to property and private equity modestly added to performance.

Towards the end of the period, we took the opportunity to increase the Fund’s European equity exposure as uncertainty surrounding the Greek debt crisis began to abate. Our medium term view on Europe remains positive given the European Central Bank’s quantitative easing program; however, the increased threat of a Greek exit from the euro had severely damaged short-term investor sentiment and allowed us to increase the allocation at an attractive price.

The allocation to US Treasuries was also increased. The rationale behind the decision was two-fold: in the short-term, we believe that there is still sufficient uncertainty in the global macroeconomic environment to potentially delay the first Federal Reserve interest rate hike, while from a longer-term perspective, the position adds a degree of insurance should any of the current macroeconomic uncertainties develop into a more serious concern for global economic growth.

As the Greek debt crisis moves towards a full resolution, diverging monetary policy and economic momentum will return to the fore as a dominant theme. Investors will be particularly interested in the Federal Reserve Bank’s and Bank of England’s approach to interest rates and the impact this will have on the global economy. The slowing of the emerging market business cycle will also be important, notably in local equity markets, commodities, and emerging market currencies.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

All Asset Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2015				Since
	NASDAQ	One	Three	inception
At NAV	symbol	year	years*	(3/30/2012)*
Class A	HGAAX	1.94%	5.12%	4.37%
Class C	HGACX	1.23	4.32	3.59
Class I	HGAIX	2.20	5.37	4.63
With sales charge
Class A		-3.95%	3.05%	2.53%
Class C		1.23	4.32	3.59
Index
3-month LIBOR (USD)		0.24%	0.28%	0.31%
MSCI World Index		5.49	15.09	12.24

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles (“GAAP”)-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.33%, 2.07% and 1.02%, respectively. However, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.60% of the Fund’s average daily net assets, which is in effect until July 31, 2020. With respect to investments in affiliated underlying funds, the Fund’s adviser has contractually agreed to reduce or waive the Fund’s management fee to limit the combined management fees paid to the adviser for those assets to the greater of 1.00% or the affiliated underlying fund’s management fee. Indirect net expenses associated with the Fund’s investments in underlying investment companies are not subject to the contractual waiver. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. 3-Month LIBOR (London Interbank Offered Rate) (USD) is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Dividend & Income Builder Fund

2015 has been a strong year (so far) for dividend growth. Many of the companies held in the portfolio have increased dividends, some substantially, in local currency terms. Globally, as measured by the MSCI World Index, dividends are forecast to grow 6% in 2015. Regionally, the US and Japan are forecast to have the most potential for dividend growth and we have seen this reflected in the portfolio, with companies such as NTT and Las Vegas Sands growing dividends at double digit rates. We have also seen an ongoing theme of companies returning cash via special dividends and share buybacks. Certain sectors, such as technology, and countries, such as Japan, typically outside the realm of dividend investors, have become more focused on consistently returning cash to shareholders.

For the year ended July 31, 2015, the Fund returned 3.81% (Class A at NAV) versus the benchmark, MSCI World Index, which posted a return of 5.49%. The Fund continued to meet its objectives for earning and distributing income over the period. Overall, the fixed income sub-portfolio was a negative contributor to returns. Performance relative to the equity benchmark was held back by a structural underweight to the US (where dividends are typically lower) as well as disappointing stock selection in Hong Kong. The Fund made gains in UK and Swiss holdings, particularly in the financials sector as well as in European telecommunications holdings.

Top 10 long-term holdings* (at July 31, 2015)
As a percentage
Security/Issuer	of net assets
Novartis AG	2.9%
Pfizer, Inc.	2.7
Roche Holding AG	2.0
Verizon Communications, Inc.	1.8
Vodafone Group plc	1.7
Orange S.A.	1.7
Imperial Tobacco Group plc	1.7
Royal Dutch Shell plc, A Shares	1.7
WPP plc	1.7
Reynolds American, Inc.	1.6

Among the best performers at the stock level were tobacco firms Reynolds American and British American Tobacco, both of which reported better than expected results in which volumes were higher than expected. The largest individual detractor from performance was Tokyo Electron, a semiconductor equipment manufacturer, where the company lowered earnings guidance for the second half of the year as lower than expected personal computer sales have resulted in less demand for semiconductors.

In the equity allocation, the Fund continued to seek companies with both above-average yield and dividend growth. The equity allocation remained over 85% of the Fund, reflecting our current bias towards equities over bonds. In terms of the Fund’s positioning, the portfolio at the end of the period was underweight in some of the larger-yielding areas of the markets such as energy and mining stocks. Due to oversupply in many commodities and falling prices, we believe the pressure on free cash flow will reduce the dividends these companies may pay in the future. Another underweight sector is utilities, where again we see market pressures that may lead to dividend cuts.

In contrast, we continue to see opportunities and attractive investments in pharmaceutical companies. We have seen positive growth reported in both developed and emerging markets as well as some promising new drugs in the pipeline. We are also quite favorable towards European financial companies. Many have been rebuilding their capital levels from the credit crisis and we see the potential for higher dividends in the future.

In our view, the outlook for dividend paying companies remains favorable. Investors around the world are seeking income and the dividend yield of many companies has remained above their corporate bond yield. Equally, we see companies in a low growth environment increasingly paying free cash flow back to shareholders through special dividends, share buybacks and ordinary dividends.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Dividend & Income Builder Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2015			Since
	NASDAQ	One	inception
At NAV	symbol	year	(8/1/2012)*
Class A	HDAVX	3.81%	11.15%
Class C	HDCVX	3.00	10.32
Class I	HDIVX	3.97	11.37
With sales charge
Class A		-1.37%	9.25%
Class C		3.00	10.32
Index
MSCI World Index		5.49%	15.09%

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.00%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles (“GAAP”)-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.95%, 2.69% and 1.67%, respectively. However, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.05% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Emerging Markets Fund

On March 31, 2015, the Fund’s management team was changed and many of the Fund’s holdings were turned over to match the new team’s global emerging markets process.

Over the period, emerging markets equities underperformed developed market equities. A sharp drop in the price of oil and a steep rise in the US dollar led to a general lack of investor confidence in commodity demand and the performance of the asset class fell into negative territory. The strength of the US dollar and expectations of rising US interest rates had a significant impact on emerging markets currencies. Latin American equities had a particularly difficult time over the period, underperforming their emerging market counterparts as declining commodity prices and a stronger US Dollar raised questions over the region’s economic growth outlook. Elsewhere, continued geopolitical concerns in the Middle East and Ukraine dominated news flow in the emerging Europe, Middle East and Africa (EMEA) region. The Asia-Pacific region has been dominated by volatility in China. A strong Chinese equity market rally was seen as the Chinese government stimulated the economy through interest rate and reserve requirement cuts to offset slowing economic growth. The Chinese government then attempted to restrict leveraged trading accounts to curb the stock market rally and there followed a sharp sell-off in Chinese equities.

Top 10 long-term holdings* (at July 31, 2015)
As a percentage
Security	of net assets
Grupo Herdez SAB de CV	3.5%
Inversiones Aguas Metropolitanas S.A.	3.5
SABMiller plc	3.4
Unilever plc	3.4
Tiger Brands, Ltd.	3.0
Cia Cervecerias Unidas S.A., ADR	3.0
Standard Bank Group, Ltd.	2.7
Bank Pekao S.A.	2.7
Standard Foods Corp.	2.7
Uni-President Enterprises Corp.	2.6

For the year ended July 31, 2015, the Fund returned -12.42% (Class A at NAV) versus the benchmark, MSCI Emerging Markets Index, which posted a return of -13.07%. Over the period, the Fund’s overweight exposure to consumer staples led the positive returns. Our bias against the cyclical energy and materials sectors helped in a period that included a broad sell-off of emerging market assets. At the stock level, our developed world-listed holdings Unilever, SABMiller, PZ Cussons and Jeronimo Martins performed well, as did Mexican food producer Grupo Herdez. Brazilian stocks, Petrobras and Companhia Brasileira de Distribuicao, were among the main underperformers.

As a result of the change of fund manager towards the end of the period, and a consolidation of the multi-managed, geographic portfolio approach, there were significant adjustments made to the Fund’s positioning. Going forward, the team will take a bottom-up, long-term approach to investing, focusing on quality companies with proven track records, strong franchises and management teams with a history of integrity. From a portfolio perspective, this resulted in a reduction of the Fund’s exposure to Chinese financials, popular internet companies and Korea. These sales were offset by increases in exposure to privately owned Chilean companies and a number of developed world-listed businesses which have greater than 50% economic exposure to developing markets; these include Unilever PLC and Jeronimo Martins, a family controlled Portuguese company with two-thirds of its revenue generated in Poland.

Some quality emerging market companies have become considerably less popular than they once were. This follows a sustained period of poor stock and currency market performance relative to much of the developed world. As bottom-up stock pickers, we relish this opportunity to comb less popular markets for quality companies trading at reasonable valuations.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Emerging Markets Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2015				Since
	NASDAQ	One	Three	inception
At NAV	symbol	year	years*	(12/31/2010)*
Class A	HEMAX	-12.42%	2.77%	-2.73%
Class C	HEMCX	-13.11	1.99	-3.46
Class I	HEMIX	-12.34	2.97	-2.51
With sales charge
Class A		-17.47%	0.75%	-3.98%
Class C		-13.11	1.99	-3.46
Index
MSCI Emerging Markets Index		-13.07%	0.96%	-2.30%

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles (“GAAP”)-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.97%, 2.74% and 1.66%, respectively. However, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.54% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

European Focus Fund

It was a volatile period for European equity markets where the general trend of European recovery was persistently tested by issues such as deflationary fears, slowing German growth and the re-emergence of a possible Greek exit from the euro. The prolonged negotiations between Greece and its creditors dominated headlines and eventually culminated in a deal. Reassuringly, there was little contagion and peripheral bond yields saw only a muted response. The precipitous fall in the price of oil weighed heavily on the energy sector; however, companies took heart from the prospect of lower prices, helping consumers and reducing costs for many industries (although being clearly bad for producers). Currency - in particular the volatility of the euro - played a significant role in market returns declining from a level around 1.33 versus the US Dollar at the start of the reporting period, to 1.04 by mid-March. The second quarter proved more stable in terms of currency moves and the euro / USD rate levelled out in the 1.10 - 1.15 range, proving resilient despite the ongoing Greek debt crisis.

Other notable events included the Swiss National Bank jettisoning its currency peg to the euro in January. The market correctly assumed that this was in readiness for the European Central Bank (ECB) finally delivering on the promise of formal quantitative easing (QE). Although the ECB announcement of QE in January was not a surprise, the scale of the program, in addition to the tailwinds of lower currency and oil prices, resulted in a larger than expected market impact.

Top 10 long-term holdings* (at July 31, 2015)
As a percentage
Security	of net assets
BG Group plc	4.0%
Alcatel-Lucent	3.7
Barclays plc	3.7
Nokia Oyj	3.7
Roche Holding AG	3.3
Intesa Sanpaolo SpA	3.2
Lloyds Banking Group plc	3.0
Teva Pharmaceutical Industries, Ltd., ADR	2.6
NH Hotel Group S.A.	2.3
Novo Nordisk A/S	2.3

Positive signs, such as improvements in Purchasing Managers’ Indices, auto and retail sales and bank lending, are filtering down to the corporate level and have translated into higher earnings growth forecasts. Europe recently returned to seeing consensus earnings upgrades for the first time since March 2011. Gross domestic product projections have been encouraging with France and Italy returning to growth while Spain looks to be the real growth story this year. An inflation improvement (from 0% to 1.3% next year) is a particularly positive sign as this allays fears of deflation and the concerns that Europe would follow the Japanese experience.

For the year ended July 31, 2015, the Fund returned 5.83% (Class A at NAV) versus the benchmark, MSCI Europe Index, which posted a return of -0.51%. The overweight exposure to the consumer discretionary sector drove returns with key stocks being Taylor Wimpey, Carnival Corp and Renault. Health care and industrial exposure was also beneficial as a result of investment in Teva Pharmaceutical, Indivior and AA.

While maintaining a bias towards ‘recovery’ positions, the overweight to the consumer discretionary sector has been reduced and we have been looking at selected stocks which have been ignored or discarded in favor of more recovery-like stocks. There have been opportunities presented by mergers and acquisition activity; for instance Nokia and the deal with Alcatel Lucent, and BG Group, which has been bid for by Royal Dutch Shell.

In terms of currency hedging, the euro hedge was reduced during the latter part of 2014 and subsequently closed in March. The sterling hedge that was introduced due to uncertainty over the outcome of May’s UK general election was closed following its comprehensive conclusion. The Fund was unhedged in its currency exposure at the period end.

A slowdown in asset flows to Europe would not be unexpected, but, given that profits are only just starting to recover, we do expect flows to continue to remain positive. Our view is that Europe’s economy will sustain a recovery with investors ultimately focusing once again on the weaker euro, lower oil price, as well as earnings recovery. We believe increased currency stability and the ECB’s QE program are helping to provide a positive environment for European equity progression.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

European Focus Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2015						Since
	NASDAQ	One	Three	Five	Ten	inception
At NAV	symbol	year	years*	years*	years*	(8/31/2001)*
Class A	HFEAX	5.83%	19.32%	11.66%	10.20%	15.94%
Class B	HFEBX	4.92	18.32	10.75	9.53	15.45
Class C	HFECX	4.99	18.40	10.79	9.37	15.07
Class I**	HFEIX	6.10	19.64	11.96	10.39	16.08
With sales charge
Class A		-0.26%	16.98%	10.34%	9.55%	15.45%
Class B		0.92	17.60	10.61	9.53	15.45
Class C		4.99	18.40	10.79	9.37	15.07
Index
MSCI Europe Index		-0.51%	13.73%	8.92%	5.59%	6.65%

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles (“GAAP”)-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.37%, 2.19%, 2.14% and 1.11%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Global Equity Income Fund

Global dividend growth has continued to be strong, with global dividends forecast to rise 6% in 2015. Companies are increasingly recognizing the value in returning cash to shareholders, particularly in countries such as the US where dividends grew 11% in 2014. We have also seen evidence of this at the portfolio level. For example, Cisco, which prior to 2011 chose not to pay a dividend, increased its dividend a further 12% in 2014.

Inflation has reached record lows in many developed economies, with government bond yields remaining low as investors “price-in” monetary stimulus in Europe and delays to interest rate increases elsewhere. Therefore, we believe equities remain an attractive source of income for investors in many markets. In addition, over the long term, dividends and dividend growth have provided a significant portion of an investor’s total equity return.

For the year ended July 31, 2015, the Fund returned -0.21% (Class A at NAV) versus the benchmark, MSCI World Index, which posted a return of 5.49%. The Fund continued to meet its objectives for earning and distributing income over the period. The Fund’s structural underweight to low yielding markets such as the US and Japan were the main drivers of underperformance. The overweight to Hong Kong also detracted from performance. Over the period, the Fund had a headwind in terms of the

Top 10 long-term holdings* (at July 31, 2015)
As a percentage
Security	of net assets
British American Tobacco plc	3.3%
AstraZeneca plc	2.8
Diageo plc	2.4
SSE plc	2.1
Pfizer, Inc.	2.1
Royal Dutch Shell plc, A Shares	2.1
Reynolds American, Inc.	2.0
BT Group plc	2.0
HSBC Holdings plc	2.0
BP plc	2.0

strengthening of the US dollar relative to most other currencies. The Fund is global with a foreign bias and, therefore, has the majority of its assets outside the US. Underlying that, however, the Fund had strong performance (in local terms) from UK holdings, which significantly outperformed the domestic indices there.

There has been broad sector exposure across the portfolio. A favored area currently is in telecommunications where we are finding not only a strong secular theme but also relatively attractive valuations and dividend yields. In telecommunications, the trends are fairly global where more users are adopting smart phones and therefore using the internet more heavily. Data usage has been increasing and this creates the opportunity to increase revenue per customer. The Fund decreased exposure to energy and mining towards the end of 2014 as a result of the falling commodity price environment. Regionally we increased the allocation to Europe, nearly doubling the weighting from the end of 2014 to the end of the period. We are seeing improvement in the macro data from the region and corporations are benefitting from a low oil price, a cheap euro and the implementation of quantitative easing.

We continue to find dividend paying equities attractive; many companies have dividend yields above their corporate bond yields, forecasted dividend growth remains strong and companies are increasingly focused on returning cash back to shareholders via dividends and share buybacks. We believe the key in managing the Fund remains stock selection, and we continue to use a bottom-up selection process with a focus on balance sheet strength and cash generation. This allows us to avoid ‘value traps’ while striving to maintain a high yield in order to avoid dividends that are unsustainable or stocks that are overvalued.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Global Equity Income Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2015					Since
	NASDAQ	One	Three	Five	inception
At NAV	symbol	year	years*	years*	(11/30/2006)*
Class A	HFQAX	-0.21%	10.15%	9.15%	4.14%
Class C	HFQCX	-1.09	9.29	8.33	3.35
Class I**	HFQIX	-0.10	10.41	9.45	4.34
With sales charge
Class A		-5.95%	8.00%	7.86%	3.43%
Class C		-1.09	9.29	8.33	3.35
Index
MSCI World Index		5.49%	15.09%	12.36%	5.04%
MSCI World High Dividend Yield Index		-1.58	11.02	11.44	3.99

* Average annual return

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles (“GAAP”)-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.18%, 1.93% and 0.92%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.15% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers during those periods, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World High Dividend Yield Index aims to objectively reflect the high dividend yield opportunity set within the MSCI World Index. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Global Technology Fund

Global equity markets experienced high levels of volatility over the period. In the second half of 2014 there were fears over deflationary pressures in Europe, sluggish global growth and the possibility of Greece exiting the euro. The decline in commodity prices, particularly oil, played an important role in share price action and currency volatility played a significant role in market returns, although there was stabilization during the second quarter of 2015. Equity markets have made progress during 2015; however, there has been a significant disparity between developed and emerging market performance with market leadership shifting to Europe and Japan. US equities have been dull but the region has seen a strengthening in economic data. Volatility in Chinese equity markets has marred Asian and emerging market equities as a whole. Against this backdrop, the technology sector outperformed the wider market.

For the year ended July 31, 2015, the Fund returned 10.61% (Class A at NAV) versus the benchmark, the MSCI AC World Information Technology Index, which posted a return of 8.43%. The internet and information technology services sectors contributed positively to performance, while hardware was the main detractor. At the stock level, Netflix was an outperformer; the company reported a very encouraging quarter of growth in key metrics, with new subscriber additions above expectations both

Top 10 long-term holdings* (at July 31, 2015)
As a percentage
Security	of net assets
Apple, Inc.	8.1%
Google, Inc., Class C	5.0
Facebook, Inc., Class A	4.2
Google, Inc., Class A	4.2
Cisco Systems, Inc.	3.7
Visa, Inc., A Shares	3.4
MasterCard, Inc., Class A	2.9
Avago Technologies, Ltd.	2.8
NXP Semiconductor N.V.	2.4
Tencent Holdings, Ltd.	2.4

domestically and internationally. Netease, a Chinese online game developer and publisher, outperformed following strong results and the company’s new mobile game, Fantasy Westward Journey, is now the number one mobile game in China. Amazon contributed positively to performance as the company reported strong growth in its North American business, and levels of profitability within its Web Services division continued to surprise the market. Personal computer-related stocks were generally weak. We continue to be positive on Apple but given that the Fund’s position is structurally underweight the benchmark, continued outperformance hurt the Fund’s performance and was the largest relative detractor versus the benchmark over the period.

Notable activity during the period included the purchase of a stake in Activision Blizzard, the video game developer, in light of its strong release slate. Positions were also added in security software providers Palo Alto Networks and Check Point Software Technologies in light of a strong security spend environment. A purchase was also made in EPAM Systems, the specialist high-tech IT services vendor, given its strong growth outlook, and we sold out of our position in Accenture as it hit our price target.

While further rounds of global quantitative easing are occurring, the uncertain economic environment continues to curtail capital spending, including technology expenditure. In addition, the strengthening Dollar is proving an increasing headwind for US technology companies. While we think technology stocks remain attractive relative to the overall market, these headwinds may mean that in the short-term they could struggle to outperform. Longer term, however, we believe the technology sector is attractive given its structurally higher earnings growth rate and strong balance sheets.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Global Technology Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2015						Since
	NASDAQ	One	Three	Five	Ten	inception
At NAV	symbol	year	years*	years*	years*	(8/31/2001)*
Class A	HFGAX	10.61%	15.12%	13.28%	10.23%	8.96%
Class B	HFGBX	9.74	14.19	12.38	9.55	8.52
Class C	HFGCX	9.75	14.22	12.42	9.40	8.15
Class I**	HFGIX	10.88	15.39	13.58	10.41	9.09
With sales charge
Class A		4.24%	12.87%	11.95%	9.58%	8.49%
Class B		5.74	13.42	12.26	9.55	8.52
Class C		9.75	14.22	12.42	9.40	8.15
Index
MSCI AC World IT Index		8.43%	16.37%	14.20%	8.30%	6.31%
S&P 500		11.21	17.58	16.24	7.72	6.68

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles (“GAAP”)-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.35%, 2.16%, 2.12% and 1.10%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The MSCI AC World IT Index is a free float adjusted market capitalization weighted index designed to measure the equity market performance of the Information Technology stocks within the MSCI AC World Index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

High Yield Opportunities Fund

The US high yield (HY) bond market was broadly flat over the period and underperformed most other fixed income asset classes such as loans, 10-year Treasuries and investment grade corporates. While Treasury yields dropped slightly over the period amid plenty of volatility, US HY spreads widened steadily. BB-rated bonds significantly outperformed CCC-rated bonds. Defensive industries such as healthcare and food and beverage significantly outperformed the cyclical commodity sectors, in particular energy, mining and metals. While overall default rates remain low at around 2% of the market, the energy, metals and mining sectors account for over 70% of the default volume. The majority of the volatility in the HY market over this time period can also be attributed to the energy, metals and mining sectors. Excluding these sectors, strategists estimate that HY bonds would have performed in line with leveraged loans over the 12-month period.

New issuance over the last twelve months has approximated a very healthy $350 billion. Just over $50 billion of this issuance was concentrated among 7 of the top 20 largest HY issues ever. We have noticed a changing trend in new issuance whereby proceeds are being diverted away from refinancing toward more aggressive uses such as leveraged buyouts and dividends. Roughly $78 billion of the new issuance total was non-US dollar issuance. We are experiencing a trend of increasing new issuance by non-US companies into the HY market.

Top 10 long-term holdings* (at July 31, 2015)
As a percentage
Security/Issuer	of net assets
ILFC E-Capital Trust II	3.4%
Argos Merger Sub, Inc.	2.2
Infor Software Parent LLC/Infor Software Parent, Inc.	2.2
Post Holdings, Inc.	2.1
RCN Telecom Services LLC	2.1
CCO Holdings LLC	2.0
Digicel Group, Ltd.	2.0
Koppers, Inc. Term Loan A	1.9
KLX, Inc.	1.8
Tenet Healthcare Corp.	1.7

For the year ended July 31, 2015, the Fund returned 1.19% (Class A at NAV) versus the benchmark, Bank of America Merrill Lynch US High Yield Master II Constrained Index, which posted a return of 0.17%. Over the period, the Fund benefitted from maintaining a higher quality bias within the lower rating tiers. While an underweight allocation to BB-rated bonds was maintained, the Fund outperformed on strong credit selection, an allocation to loans and an underweight stance in the energy sector. While the Fund incurred some losses in the energy sector, it benefitted from a higher quality bias in this space. The Fund’s best sector and company contributors were in defensive industries like healthcare and media, while the worst detractors were almost exclusively in the energy and mining segments.

After upgrading the credit quality of the portfolio during the fourth quarter of 2014, the Fund is positioned slightly below the benchmark with respect to credit risk as measured by yield, spread and weighted average credit rating. Within the energy sector, the underweight positioning has been gradually reduced by selectively adding higher quality exploration and production companies. We continue to remain underweight in the energy service and pipeline sectors.

We are also cautious on the metals and mining industry, including the steel sector, on a credit quality basis. We continue to view default risk in excess of consensus expectations (2-3%) as highly dependent on what happens in the energy space.

We continue to be selective in the new issue calendar as we are witnessing declining credit quality in the new issue market as measured by higher leverage, less robust covenants and smaller equity contributions in leveraged buyout deals. We are not seeing much value in the US leveraged loan market at the moment and have pared back our exposure.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

High Yield Opportunities Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2015			Since
	NASDAQ	One	inception
At NAV	symbol	year	(4/30/2013)*
Class A	HYOAX	1.19%	5.55%
Class C	HYOCX	0.39	4.73
Class I	HYOIX	1.48	5.82
With sales charge
Class A		-3.64%	3.29%
Class C		0.39	4.73
Index
BofAML US High Yield Master II Constrained Index		0.17%	3.14%

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles (“GAAP”)-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.68%, 2.45% and 1.38%, respectively. However, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.85% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

International Long/Short Equity Fund

The Fund commenced operations on December 9, 2014 against a volatile market backdrop, with December seeing heightened unease in international equity markets and investor concerns about the resilience of global growth, European deflation and the end of quantitative easing (QE) in the US. Economic data in Japan was negative and disappointed again in January with weaker than expected gross domestic product numbers. In emerging markets, weak economic data in China led to the first interest rate cut in two years as well as capital injections into the banking system.

Global equity markets have made progress during 2015; however, there has been significant disparity between developed and emerging market performance with market leadership shifting to Europe and Japan. European stock markets were underpinned by a larger than expected European Central Bank QE program, in addition to the tailwinds of a lower currency and oil price. Europe proved generally resilient in the face of the ongoing negotiations between Greece and its creditors and the region responded well after a deal was eventually reached. There has been a strengthening in economic data and emergence of investor confidence in Japan, which was the leading developed market over the period, helped by further yen weakness. Top-down and bottom-up structural

Top 5 “Long” Holdings (including equity swaps)* (at July 31, 2015)
As a percentage
Security	of net assets
Alcatel Lucent	5.0%
Roche Holding AG	4.6
BG Group Plc	4.1
Kingfisher Plc	3.6
Deutsche Annington Inmobilien SE	3.6
Top 5 “Short” Holdings (including equity swaps)* (at July 31, 2015)
As a percentage
Security	of net assets
ICA Gruppen AB	(4.9)%
CNH Industrial N.V.	(3.0)
Hargreaves Lansdown Plc	(3.0)
Woodford Patient Capital Trust	(2.9)
Kuehne & Nagel International AG	(2.6)

reforms are continuing and at the corporate level there is a focus on optimizing balance sheets and an increasing focus on corporate governance. Earnings upgrades for Japanese companies have been the strongest globally and we have finally started to see wages rise which has provided support to equities. The Asia Pacific region has been dominated by extreme volatility in China. A strong Chinese equity market rally was seen as the Chinese government stimulated the economy through interest rate and reserve requirement cuts to offset slowing economic growth. The Chinese government attempted to restrict leveraged trading accounts to curb the stock market rally and there followed a sharp sell-off in Chinese equities.

For the reporting period (since inception) ended July 31, 2015, the Fund returned 2.70% (class A at NAV) versus the benchmark, MSCI EAFE Index (US Hedged), which posted a return of 11.99%. The biggest overall drag on performance was the Asia Pacific strategy which was impacted most heavily by Tata Motors, Samsung Electronics and Baidu; all positions held on the long-book. The long-books of the remaining strategies - UK, Europe and Japan - all produced positive returns, and among the highlights were NMC Health, Nippon Telegraph and Telephone Corporation, Virgin Money and CK Hutchison. There were also positives from the short-books, in particular from the UK sub-portfolio’s short position in Afren, a company which has now gone into administration. However, all sub-portfolio short-books weighed on performance, with the UK and Japan strategies particularly impacted through positions such as Yamato Holdings, Taisei Corporation, and Quindell, which was the single largest stock specific drag to overall Fund performance.

We remain broadly positive on the outlook for equities. In this low inflation, low growth, low interest rate environment, equities have been offering attractive return opportunities. Various European tailwinds and the sustained political momentum behind the Japanese recovery are further positive signs. Heightened volatility means that stock selection remains key; however, we believe there remain many long and short investment opportunities from a bottom-up perspective.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

International Long/Short Equity Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2015		Since
	NASDAQ	inception
At NAV	symbol	(12/9/2014)
Class A	HLNAX	2.70%
Class C	HLNCX	2.20
Class I	HLNIX	2.80
With sales charge
Class A		-3.20%
Class C		1.20
Index
MSCI EAFE Index (USD Hedged)		11.99%

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles (“GAAP”)-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares, inclusive of distribution and service fees and dividends and interest expense on securities sold short, are estimated to be 5.25%, 6.00% and 5.00%, respectively, for the Fund’s first full fiscal year. However, the Fund’s adviser has agreed to contractually waive its management fee and, if necessary, reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies and dividends and interest expense on securities sold short) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.50% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index (USD Hedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada, excluding the effect of currency translations. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

International Opportunities Fund

Global equity market volatility was high throughout the period; the second half of 2014 was dominated by concerns over global growth, European deflation and re-emergence of a possible Greek exit from the euro. The decline in commodity prices, particularly oil, played an important role in share price action, leading most energy-related stocks down, and currency - in particular the volatility of the euro - played a significant role in market returns. However, the second quarter of 2015 proved more stable in terms of currency moves and the euro / USD exchange rate, which levelled out in the 1.10 - 1.15 range, proved resilient despite the ongoing Greek debt crisis.

Market leadership transferred to continental Europe and Japan during 2015. European stock markets were underpinned by a larger than expected European Central Bank quantitative easing program, in addition to the tailwinds of a lower currency and oil price. Encouragingly, Europe proved generally resilient in the face of the ongoing negotiations between Greece and its creditors, which eventually culminated in a deal. There was a strengthening in economic data and an emergence of investor confidence in Japan which was the leading developed market over the period, helped by further yen weakness. Top-down and bottom-up structural reforms are continuing in Japan; at the corporate level there is a focus on optimizing balance sheets and an increasing focus on corporate governance. Earnings upgrades for Japanese companies have been the strongest globally and we have finally started to see wages rise which has provided support to equities. The Asia Pacific region has been dominated by extreme volatility in China. A strong Chinese equity market rally was seen as the Chinese

Top 10 long-term holdings* (at July 31, 2015)
As a percentage
Security	of net assets
Roche Holding AG	3.9%
Barclays plc	3.4
Fresenius SE & Co., KGaA	3.1
Vodafone Group plc	3.0
Credit Agricole S.A.	2.8
BG Group plc	2.8
ING Groep N.V.	2.8
Amadeus IT Holding S.A., A Shares	2.8
L’Oreal S.A.	2.7
Deutsche Post AG	2.6

government stimulated the economy through interest rate and reserve requirement cuts to offset slowing economic growth. Authorities attempted to restrict leveraged trading accounts to curb the stock market rally and there followed a sharp sell-off in Chinese equities. Latin America has continued to weaken due to lower commodity prices and specific political issues.

For the year ended July 31, 2015, the Fund returned 6.30% (Class A at NAV) versus the benchmark, MSCI EAFE Index, which posted a return of 0.15%. Both European sub-portfolios and the Global Growth sub-portfolio produced strong absolute and relative returns; outweighing poor periods for the Japan and Asia sub-portfolios.

The positioning of the Fund was altered towards the end of 2014 and into 2015 as allocation to the Japan, Asia and Global Growth sub-portfolios were all reduced in favor of Europe sub-portfolios and specifically the more cyclically-biased pan-European sub-portfolio due to the prospect of eventual growth and being conscious that the Fund was light versus the benchmark. There was a slight shift from the pan-European sub-portfolio to the Japan sub-portfolio in March to take profits after the market embraced European recovery and to take advantage of the spring round of Japanese wage negotiations.

In terms of currency hedging, the euro hedge was exited in January and the sterling hedge that had been introduced due to uncertainty over the outcome of the UK general election was removed after its comprehensive conclusion. The yen hedge was reduced but we have maintained a smaller position as an insurance against possible future moves by the Bank of Japan.

Despite a number of political and macroeconomic challenges, we remain broadly positive on the outlook for equities. In this low inflation, low growth, low interest rate environment, equities are offering attractive return opportunities. Various European tailwinds and the sustained political momentum behind the Japanese recovery are further positive signs. Heightened volatility moving into the second half of the year means that stock selection remains key; however, we believe there remain many investment opportunities from a bottom-up perspective.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

International Opportunities Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2015						Since
	NASDAQ	One	Three	Five	Ten	inception
At NAV	symbol	year	years*	years*	years*	(8/31/2001)*
Class A	HFOAX	6.30%	14.68%	8.97%	7.20%	9.82%
Class B	HFOBX	5.46	13.73	8.08	6.53	9.36
Class C	HFOCX	5.47	13.79	8.13	6.39	9.00
Class R**	HFORX	6.01	14.35	8.62	6.90	9.53
Class I***	HFOIX	6.60	15.00	9.27	7.39	9.96
With sales charge
Class A		0.17%	12.44%	7.69%	6.57%	9.36%
Class B		1.46	12.95	7.94	6.53	9.36
Class C		5.47	13.79	8.13	6.39	9.00
Index
MSCI EAFE Index		0.15%	12.80%	8.50%	5.50%	6.42%

* Average annual return.

** Class R shares commenced operations on September 30, 2005. The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%.

*** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles (“GAAP”)-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C, R and I shares are 1.39%, 2.20%, 2.16%, 1.67% and 1.11% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

International Select Equity Fund

Global equity markets started 2015 buoyed by strengthening economic data in the US and Japan, a pick-up in merger and acquisition activity and better-than-expected first quarter US earnings. Federal Reserve chair Janet Yellen caused jitters with her comments that “equity-market valuations at this point generally are quite high” and also that bond yields could “see a sharp jump” when they start to raise rates. By June, however, the prospect of Greece defaulting on its debt and possibly exiting from the Eurozone led to markets correcting sharply. Japan delivered the strongest return of the developed markets aided by further yen weakness. Further, structural reforms are continuing in Japan with corporations making headway in optimizing their balance sheets. Earnings revisions for both Japan and the Eurozone are in positive territory.

Despite European volatility, the US market made gains over the period, supported by strong housing, credit and jobs data, although consumer data remained subdued. Within emerging markets, the Chinese stock market roller-coaster took a sharp dive following its strong rally since the middle of 2014. The Chinese government made multiple attempts to halt the negative trend in the Chinese stock market, with limited success.

The Fund commenced operations on September 30, 2014. For the reporting period (since inception) ended July 31, 2015, the Fund returned 7.70%

Top 10 long-term holdings* (at July 31, 2015)
As a percentage
Security	of net assets
FUJIFILM Holdings Corp.	3.3%
Alcatel-Lucent	3.2
Japan Tobacco, Inc.	3.1
Bayer AG	3.1
Cognizant Technology Solutions Corp., Class A	3.1
UniCredit SpA	3.1
ITV plc	3.0
Sumitomo Mitsui Financial Group, Inc.	3.0
Vodafone Group plc	3.0
Novartis AG	3.0

(Class A at NAV) versus the benchmark, MSCI EAFE Index, which posted a return of 4.15%. By region, the UK and Australia were the strongest performers. By sector, positive stock selection was more dominant in the materials and consumer staples sectors. At the stock level, notable performance came from Tsuhurha Holdings, ITV and Teva Pharmaceuticals. Ebara, a Japanese pump manufacturer, showed disappointing returns as the oil price decline put pressure on the company, although its business is more downstream focused. These losses were in recovery at the end of the period as Ebara benefitted from a rise in the oil price.

We continue to focus on companies that may be mis-valued by the market and undergoing a significant change. New positions added towards the end of the period included: BMW (German auto manufacturer) and Cognizant Technology (global IT outsourcing company). BMW is attractive as we believe investors are not paying attention to multiple longer-term growth prospects for the auto maker including underexploited pricing power, peaking capital expenditure, improving productivity, and US dollar foreign exchange exposure. Cognizant’s strategic direction is shifting away from IT-outsourcing towards business process-outsourcing and the development of platforms. We think the current valuation is discounting a sharper fade in returns than we forecast. We believe a “sticky” customer base and the firm’s customer acquisition policy of ‘penetrate and radiate’ is effective.

While there are increasing signs of economic growth across Europe, a possible Greek exit from the euro has rattled nerves. Though European banks are certainly better capitalized than a few years ago, it is the unknown linkages with banks’ home economies and the prospect of contagion to other austerity-stricken countries that investors fear the most. Should authorities be able to navigate a smooth transition either way, then we would expect markets to recover strongly.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

International Select Equity Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2015		Since
	NASDAQ	inception
At NAV	symbol	(9/30/2014)
Class A	HSQAX	7.70%
Class C	HSQCX	7.00
Class I	HSQIX	7.90
With sales charge
Class A		1.51%
Class C		6.00
Index
MSCI EAFE Index		4.15%

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles (“GAAP”)-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are estimated to be 2.63%, 3.38% and 2.38%, respectively, for the Fund’s first full fiscal year. However, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.89% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Strategic Income Fund

The backdrop for government bond markets remained constructive during the period driven by the twin forces of low global growth and inflation. This triggered the announcement of quantitative easing in Europe and rate cuts in other developed and emerging markets. In contrast, the Federal Reserve remained more focused on falling unemployment and signaled it was considering rate hikes in the autumn of 2015. Such a divergent monetary policy backdrop between the US and the rest of the world catalyzed the US dollar in what was a remarkable appreciation. In contrast, credit markets in the US suffered considerably as spreads widened in both investment grade and high yield markets while European corporate bond markets proved more robust. Hence, it was government bonds rather than credit spreads which boosted capital returns across bond markets.

For the year ended July 31, 2015, the Fund returned 3.71% (Class A at NAV) versus the benchmark, 3-month LIBOR (USD), which posted a return of 0.24%. Contribution across all asset classes was positive reflecting the overall strength of fixed income markets. Turning to security attribution, it was the long-dated financial bonds which performed particularly well. Standard corporate investment grade bonds also performed well. There were only a couple notable corporate bond underperformers, one being Iceland, a supermarket chain which suffered from heightened competition in the UK, and the other being Towergate Insurance where we took a small loss in order to get

Top 10 long-term holdings* (at July 31, 2015)
As a percentage
Security/Issuer	of net assets
United States Treasury Note	7.8%
Barclays Bank plc	1.9
Lloyds Banking Group plc	1.8
HSBC Bank Capital Funding Sterling 1 LP	1.8
Virgin Media Secured Finance plc	1.7
CCO Holdings LLC	1.5
BNP Paribas S.A.	1.5
RBS Capital Trust II	1.5
Orange S.A.	1.4
Verizon Communications, Inc.	1.4

out of bonds which eventually fell to much lower levels and defaulted. Overall, bond selection was a strong contributor to performance, mostly attributed to troubled sectors such as energy, mining and emerging markets being avoided entirely.

A number of macroeconomic trends continue to drive the construction of the Fund. Firstly, the global backdrop remains one of low growth and low inflation with the recent pronounced slowdown across emerging markets only exacerbating these trends. As a result we remain constructive on most government bond markets and view any rate hikes in the US and UK as more of a token policy adjustment than a rate-hiking cycle to be feared. Our approach to corporate bonds in this environment is to focus on income return and to exercise caution by lending to large non-cyclical high yield rated businesses. New high yield deals have been well received but the new issue premium is waning. We remain very selective when considering new deals as we perceive it to be somewhat late in an elongated credit cycle. In addition, we continue to favor the banking and insurance industries, which, although cyclical, are becoming heavily regulated to the benefit of bondholders.

We have become more concerned about credit risk recently, noting the significant pickup in distressed bonds in the US high yield market (and to a lesser extent Europe) across a range of sectors. In addition, the widening in US investment grade credit spreads is primarily a result of an excessive supply of bonds being issued to fund mergers and acquisitions and share buybacks, which in itself is a reliable late cycle indicator albeit again mainly an issue for the US market and not Europe. As a result we continue to take a relatively cautious approach to credit selection and run an elevated cash balance. In contrast, we believe the outlook for government bond yields has improved as a result of the deflationary global forces in motion and any rate hikes in the US and the UK in this context are likely to prove limited.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Strategic Income Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2015						Since
	NASDAQ	One	Three	Five	Ten	inception
At NAV	symbol	year	years*	years*	years*	(9/30/2003)*
Class A	HFAAX	3.71%	5.48%	5.85%	4.08%	5.34%
Class B	HFABX	2.84	4.65	5.05	3.50	4.83
Class C	HFACX	2.84	4.63	5.03	3.26	4.52
Class I**	HFAIX	3.86	5.70	6.05	4.17	5.43
With sales charge
Class A		-1.26%	3.79%	4.83%	3.57%	4.91%
Class B		-1.16	3.73	4.89	3.50	4.83
Class C		2.84	4.63	5.03	3.26	4.52
Index
50% ML Global High Yield /
50% ML Global Corporate Index
(USD hedged)		1.57%	5.20%	6.41%	6.42%	6.64%
Barclays Global Agg Credit USD Hedged		2.48	3.35	4.59	4.79	4.80
3-month LIBOR (USD)		0.24	0.28	0.32	1.87	1.85

* Average annual return.

** Class I shares commenced operations on April 29, 2011. The performance for Class I shares for the period prior to April 29, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles (“GAAP”)-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.36%, 2.16%, 2.12% and 1.08%, respectively. However, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.85% of the Fund’s average daily net assets, which will remain in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Bank of America Merrill Lynch (“ML”) Global Corporate Index (USD-hedged) tracks the performance of developed market investment grade corporate debt publicly issued in the major US and Eurobond markets. The Bank of America Merrill Lynch (“ML”) Global High Yield Index tracks the performance of US dollar, Canadian Dollar, British sterling and euro denominated developed market below investment grade corporate debt publicly issued in the major US or Eurobond markets. The Barclays Capital Global Aggregate Credit (USD) Hedged Index is a broad-based measure of the global investment-grade and high yield fixed-rate markets. 3-Month LIBOR (London Interbank Offered Rate) (USD) is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

Unconstrained Bond Fund

The period was characterized by a substantial rise in government bond prices (fall in yields) across developed markets through April 2015, after which a significant reversal occurred. The halving in the price of oil during the second half of 2014 saw expectations of inflation (and therefore prospects for interest rate increases in the US and UK) scaled back materially, and consequently government bonds rallied. European government bond prices were also driven substantially higher as the European Central Bank signaled that it would commence full blown quantitative easing in March 2015. In early April, 10-year German government bonds reached a yield trough of 0.07% with approximately two-thirds of outstanding German government debt having a negative effective yield which was unprecedented in the history of major bond markets. Investment grade corporate bond prices also rallied during this bull market period, on the coat tails of government bonds, although significant supply of new corporate bonds hampered relative performance. High yield corporate bonds provided more mixed returns. The US high yield market suffered from its large exposure to the energy sector where the collapsing oil price (and other commodities) negatively impacted company profits and creditworthiness. In European high yield, the minimal exposure to the energy sector and demand from investors faced with negative bank deposit rates and minimal yield on government bonds resulted in stronger relative performance.

Top 10 long-term holdings* (at July 31, 2015)
As a percentage
Security/Issuer	of net assets
Italy Buoni Poliennali Del Tesoro	9.1%
United States Treasury Bill	3.0
Spain Government Bond	3.0
Mexican Bonos	1.9
New Zealand Government Bond	1.6
Warwick Finance Residential Mortgages Number One plc	1.1
Eurosail 2006-1 plc	1.1
Driver Thirteen UG	1.1
Dalradian European CLO III BV	1.0
Discover Card Execution Note Trust	1.0

For the year ended July 31, 2015, the Fund returned -0.23% (Class A at NAV) versus the benchmark, 3-month LIBOR (USD), which posted a return of 0.24%. The Fund benefitted from its significant holdings of investment grade and European high yield corporate bonds. However, the absence of government bond holdings (outside of Italian inflation-linked debt and sensitivity to Mexican government bonds) meant that the Fund did not benefit strongly from the bull market. The decision to maintain the overall interest rate exposure (duration) of the Fund at relatively low levels was also a detractor to returns. In particular, interest rate strategies expecting to benefit from higher government bond yields, a rise in long-term inflation expectations and steeper yield curves (long maturity bonds to underperform those of short maturity) detracted.

In currencies, the US dollar rose versus most major competitors, with the move against the euro being particularly noteworthy. The Fund benefitted materially from currency positioning, holding a positive view on the US dollar for much of the year, against negative views on the euro, the New Zealand dollar, sterling and the Japanese yen.

We remain cautious on government bond markets and seek to position the Fund with low interest rate sensitivity (duration). The asset allocation of the Fund remains more heavily weighted to corporate bonds and floating rate asset-backed securities, with exposure to government bond markets limited to issuers such as Italy and Mexico. Based on our belief that the US economy is performing robustly and closer to normalizing monetary policy than other developed market central banks, we continue to position the Fund in an effort to benefit from a stronger US dollar.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

Unconstrained Bond Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2015			Since
	NASDAQ	One	inception
At NAV	symbol	year	(12/20/2013)*
Class A	HUNAX	-0.23%	0.94%
Class C	HUNCX	-1.04	0.15
Class I	HUNIX	-0.07	1.14
With sales charge
Class A		-4.95%	-2.07%
Class C		-1.04	0.15
Index
3-month LIBOR (USD)		0.24%	0.24%
Barclays Multiverse Index		-6.09	-1.38

* Average annual return

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles (“GAAP”)-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 2.34%, 3.08% and 2.08%, respectively. However, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.90% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Barclays Multiverse Index is a broad-based measure of the global fixed-income bond market. The index captures investment grade and high yield securities in all eligible currencies. 3-Month LIBOR (London Interbank Offered Rate) (USD) is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary

US Growth Opportunities Fund

The Fund commenced operations on December 18, 2014. During the period, US equity markets continued to trend higher with growth-biased and small cap equities leading the way. Small cap growth companies (as measured by the Russell 2000 Growth Index) outperformed large cap growth companies (as measured by the Russell 1000 Growth Index) by 2.69%. Weaker global growth and a strengthening US dollar put pressure on multinational corporations as evidenced by the relative weakness in large cap stocks versus small cap. With the majority of small companies’ revenue based in the US, this provided a tailwind and helped small cap equities outperform the broader US market. The Fund’s unconstrained strategy with respect to US equities allows for investment across the market cap spectrum. At the end of the period, the Fund was overweight small and mid cap equities relative to the benchmark; this overweight allocation contributed positively to performance.

Last year, investors tended to overlook the fundamentals of high quality growth companies (rated B+ or better as defined by S&P), focusing instead on low quality companies (rated B or worse). Recently, investors have allocated capital away from these low quality companies and have rewarded companies which have exhibited fiscal prudence, stable earnings and organic growth. These characteristics of sustainable growth and fiscal conservatism, form the foundation of the Fund’s investment philosophy.

Top 10 long-term holdings* (at July 31, 2015)
As a percentage
Security	of net assets
Fiserv, Inc.	4.0%
Walgreens Boots Alliance, Inc.	3.8
Starbucks Corp.	3.6
The Middleby Corp.	3.4
Under Armour, Inc., Class A	3.3
The TJX Companies, Inc.	3.3
Tractor Supply Co.	3.3
VF Corp.	3.2
Intuit, Inc.	3.1
Costco Wholesale Corp.	3.1

For the reporting period (since inception) ended July 31, 2015, the Fund returned 11.90% (Class A at NAV) versus the benchmark, Russell 3000 Growth Index, which posted a return of 7.56%. Performance was led by strong stock selection as well as the Fund’s structural bias to high quality companies.

Stock selection in consumer discretionary companies, such as Starbucks and Under Armour, was the greatest contributor to performance. Starbucks’ stock price increased approximately 45% over the period as a result of improved employee training, offering new breakfast items, lower coffee prices and an increase in their mobile app usage. Under Armour beat earnings and reported sales growth of 29%. Also, the company plans to increase marketing spend in the third quarter to take advantage of the momentum behind their athletes (Steph Curry, Jordan Spieth and Misty Copeland). The largest detractors over the period came from consumer staples company TreeHouse Foods and producer durables company Genesee & Wyoming. TreeHouse Foods missed earnings on revenue, attributing weakness in single serve coffee as the reason for the underperformance. Genesee & Wyoming was down over 18% during the period reflecting broader weakness in the transportation sector. Additionally, stock selection within the technology sector, particularly EMC Corporation, detracted from performance.

In the near to medium term we expect the rally in high quality companies to continue; however, we are conscious of possible volatility from geopolitical events, especially Greece, and potential unanticipated actions of the Federal Reserve. On balance, these markets are ones in which active management and investing in high quality, growth companies are rewarded. We maintain our investment philosophy to identify and select companies that are capable of generating consistent revenue and earnings growth. We are encouraged by the ongoing improvement of the US economy and optimistic that investors will continue to be rewarded by companies that have the potential to deliver strong, sustainable growth.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary

US Growth Opportunities Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2015		Since
	NASDAQ	inception
At NAV	symbol	(12/18/2014)
Class A	HGRAX	11.90%
Class C	HGRCX	11.40
Class I	HGRIX	12.10
With sales charge
Class A		5.47%
Class C		10.40
Index
Russell 3000 Growth Index		7.56%

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles (“GAAP”)-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are estimated to be 2.78%, 3.53% and 2.53%, respectively, for the Fund’s first full fiscal year. However, the Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.95% of the Fund’s average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.henderson.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Russell 3000 Growth Index comprises companies that display signs of above average growth. The Index is used to provide a gauge of the performance of growth stocks in the US. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio of investments

All Asset Fund
July 31, 2015

		Value
Shares		(note 2)

Investment companies – 67.49%

	Alternatives – 9.84%
186,847	ASG Global Alternatives Fund	$2,130,050
138,324	Sprott Physical Gold Trust *	1,243,533
5,128	TIAA-CREF Asset
	Management Core Property
	Fund LP (a) (b)	2,684,523
		6,058,106

	Equity – 32.54%
125,573	Calamos Market Neutral
	Income Fund	1,633,702
56,105	Gateway Fund	1,694,384
45,856	Graphite Enterprise Trust plc	422,505
42,112	HarbourVest Global Private
	Equity Ltd *	573,776
202,201	Henderson Global Equity
	Income Fund (c)	1,591,319
55,502	Henderson Global
	Technology Fund (c) *	1,486,901
16,354	iShares Core High
	Dividend ETF	1,220,662
40,852	iShares MSCI EAFE Minimum
	Volatility Index Fund	2,754,242
15,032	iShares MSCI Emerging
	Markets Index Fund	557,988
22,014	iShares MSCI Emerging
	Markets Minimum Volatility ETF	1,221,557
17,037	iShares Russell 1000
	Value ETF	1,753,278
17,361	iShares Russell 2000
	Value ETF	1,710,406
37,401	NB Private Equity Partners Ltd	438,527
21,000	Pantheon International
	Participation plc *	429,282
75,545	PowerShares International
	Dividend Achievers Portfolio	1,248,759
16,036	Vanguard Dividend
	Appreciation ETF	1,287,370
		20,024,658

	Fixed income – 25.11%
134,016	Henderson Strategic
	Income Fund (c)	1,214,183
313,570	Henderson Unconstrained
	Bond Fund (c)	2,978,911
13,709	iShares Global High Yield
	Corporate Bond Fund	667,903
10,757	iShares iBoxx $High Yield
	Corporate Bond Fund	946,293
7,451	iShares iBoxx Investment
	Grade Corporate Bond Fund	866,924
11,483	iShares JP Morgan USD
	Emerging Markets Bond Fund	1,259,226
22,240	iShares TIPS Bond ETF	2,505,336
182,521	MSIF Multi-Asset Portfolio	1,958,455
14,379	PIMCO Enhanced Short
	Maturity ETF	1,453,717
67,780	PowerShares Senior
	Loan Portfolio	1,605,708
		15,456,656
	Total investment companies
	(Cost $40,127,918)	41,539,420

Short-term investment – 30.83%
18,978,659	Fidelity Institutional
	Treasury Portfolio (d)	18,978,659

	Total short-term investment
	(Cost $18,978,659)	18,978,659

Total investments – 98.32%
	(Cost $59,106,577)	60,518,079

Financial Derivative Instruments, net (e)
(Cost or Premiums, net $0) – (0.15)%		(91,633)
Net other assets and liabilities – 1.83%		1,126,477

Total net assets – 100.00%		$61,552,923

*	Non-income producing security
(a)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
(b)	Fair valued at July 31, 2015 as determined in good faith using procedures approved by the Board of Trustees.
(c)	Affiliated holding, see notes to financial statements for further information.
(d)	This short-term investment has been segregated for open futures contracts and forward foreign currency contracts at July 31, 2015.
(e)	Information with respect to financial derivative instruments is disclosed in the following tables.
ETF	Exchange-traded fund

See notes to financial statements

Portfolio of investments

All Asset Fund
July 31, 2015 (continued)

(e) FINANCIAL DERIVATIVE INSTRUMENTS

EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS

				Unrealized
			Current	appreciation/
	Number of	Expiration	notional	(depreciation)
	contracts	date	value	Asset	Liability
EURO STOXX 50 Index (Long)	102	9/18/15	$4,030,536	$137,037	$—
FTSE 100 Index (Long)	20	9/18/15	2,078,245	—	(1,093)
KOSPI 200 Index (Long)	14	9/10/15	1,456,053	—	(65,205)
Nikkei 225 Index (Long)	22	9/10/15	3,651,430	23,254	—
E-mini S&P 500 Index (Long)	6	9/18/15	629,520	6,825	—
US Treasury 10 Year Note (Long)	15	9/21/15	1,911,563	7,515	—
Total				$174,631	$(66,298)

During the year ended July 31, 2015, average monthly notional value related to futures contracts was approximately $11.5 million, or 18.7% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY
The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of July 31, 2015:

	Unrealized		Unrealized
	Appreciation		Depreciation
	Futures Contracts	Total	Futures Contracts	Total
Total Exchange-Traded or Centrally Cleared	$174,631	$174,631	$(66,298)	$(66,298)

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000’s	)	value	Asset	Liability
British Pound (Long)	State Street Bank
	and Trust Company	8/26/15	662		$1,033,836	$—	$(34,929)
Euro (Long)	State Street Bank
	and Trust Company	8/26/15	3,523		3,869,661	—	(98,669)
Japanese Yen (Long)	State Street Bank
	and Trust Company	8/26/15	460,010		3,712,456	—	(66,368)
Total						$—	$(199,966)

During the year ended July 31, 2015, average monthly notional value related to forward foreign currency contracts was approximately $5.7 million, or 9.4% of net assets.

See notes to financial statements

Portfolio of investments

All Asset Fund
July 31, 2015 (continued)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2015.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized Appreciation		Unrealized Depreciation
	Forward Foreign Currency Contracts	Total Over-the- Counter	Forward Foreign Currency Contracts	Total Over-the- Counter	Net Value of OTC Derivatives	Collateral (Received) / Pledged	Net Exposure(1)
Amounts subject to a master netting or similar agreement:
	$—	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—	$—
Amounts NOT subject to a master netting or similar agreement:
State Street
Bank and
Trust Company (2)	$—	$—	$(199,966)	$(199,966)
	$—	$—	$(199,966)	$(199,966)
Total Over-
the-Counter	$—	$—	$(199,966)	$(199,966)

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements.

(2)
Forward foreign currency contracts with State Street Bank and Trust Company are not subject to a legally enforceable master netting arrangement or other similar agreements that provide legally enforceable right of offset.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$174,631	$(266,264)

Other information:

Currency exposure of portfolio assets before any currency hedging, if applicable. Excludes derivatives.	% of total investments
US Dollar	98%
British Pound	2
100%

See notes to financial statements

Portfolio of investments

All Asset Fund
July 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2015:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Investment Companies	$38,854,897	$—	$2,684,523	$41,539,420
Short-Term Investment	18,978,659	—	—	18,978,659
Total Investments	$57,833,556	$—	$2,684,523	$60,518,079

Financial Derivative Instruments – Assets
Exchange-traded or centrally-cleared	$174,631	$—	$—	$174,631
Over-the-counter	—	—	—	—
Total Financial Derivative Investments – Assets	$174,631	$—	$—	$174,631
Liabilities

Financial Derivative Instruments – Liabilities
Exchange-traded or centrally-cleared	$(66,298)	$—	$—	$(66,298)
Over-the-counter	—	(199,966)		(199,966)
Total Financial Derivative Investments - Liabilities	$(66,298)	$(199,966)	$—	$(266,264)

During the year ended July 31, 2015, there were no transfers in or out of security levels.

See notes to financial statements

Portfolio of investments

All Asset Fund
July 31, 2015 (Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance				Change in						Balance
	as of	Accrued			unrealized				Transfers	Transfers	as of
	July 31,	discounts/	Realized		appreciation				in to	out of	January 31,
Investments in securities	2014	premiums	gain/(loss	)	(depreciation	)	Purchases	Sales	level 3	level 3	2015
Investment Companies
TIAA-CREF Asset
Management Core
Property Fund LP	$0	$0	$0		$150,174		$2,534,349	$0	$0	$0	$2,684,523
Total	$0	$0	$0		$150,174		$2,534,349	$0	$0	$0	$2,684,523

The total net change in unrealized appreciation (depreciation) attributable to Level 3 investments held at July 31, 2015 was $150,174.

The Fund’s Adviser has determined that TIAA-CREF Asset Management Core Property Fund LP (“CPF”) is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. The CPF is a private Delaware limited partnership that provides monthly liquidity to its investors with 45 days written notice and invests its contributed capital in a TIAA-CREF REIT. The REIT is a limited partnership which in turn invests in a TIAA-CREF operating partnership. The investments of the operating partnership include a diversified portfolio of real property assets. As a result, the monthly valuations prepared by CPF and assignment of a net asset value per share are ultimately driven by changes in the valuation of the underlying real property assets in the operating partnership. All of the investments in real estate are appraised annually by an independent third-party appraiser. The CPF’s policy is to report all such investments, as well as related debt at fair value under US Generally Accepted Accounting Principles based on the appraised value. The annual appraisals are conducted on a rolling basis such that approximately 25% of the portfolio receives an annual full appraisal each quarter. In addition, each appraisal is updated quarterly under the direction of an independent, third-party appraisal firm.

The significant unobservable inputs used by CPF in the fair value measurement and appraisal of the real property assets include: a) an extensive market study, including a thorough analysis of current market conditions and trends as they impact supply, demand and absorption of the relevant property type; b) thorough description of the site and improvements, including a site plan and renderings of the improvements if available; c) estimate of the value of the land; d) estimate of the value of the property using a cost approach; e) estimate of the market value of the property using a sales comparison approach; and f) estimate of the value of the property using a detailed income capitalization approach that includes several diagnostic inputs. Significant changes in any of those inputs in isolation would result in a significant change in the fair value measurement, and ultimately the value ascribed to All Asset Fund’s limited partnership interests in CPF.

Due to the factors above, and as approved by the Valuation Committee of the Board of Trustees, the All Asset Fund values this investment monthly upon receipt of the limited partner statement and in line with the capital balance allocated to its limited partnership interests, less the undistributed net income accrued within the capital balance. Separately, a daily income accrual is recognized by the Fund to account for the net income that is accrued and allocated to its limited partnership interests and distributed quarterly. The value assigned to the investment is revised monthly upon receipt of the limited partner statement. The value may be revised more frequently if, in the determination of the Adviser and Valuation Committee, market or investment-specific developments warrant re-assessment.

See notes to financial statements

Portfolio of investments

All Asset Fund
July 31, 2015 (continued)
Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2015

Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments – Assets
Exchange-Traded or Centrally-Cleared
Futures Contracts	$—	$167,116	$7,515	$—	$—	$174,631
	$—	$167,116	$7,515	$—	$—	$174,631

Over-the-Counter
Forward Foreign Currency Contracts	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—
Total	$—	$167,116	$7,515	$—	$—	$174,631

Financial Derivative Instruments – Liabilities
Exchange-Traded or
Centrally-Cleared
Futures Contracts	$—	$(66,298)	$—	$—	$—	$(66,298)
	$—	$(66,298)	$—	$—	$—	$(66,298)

Over-the-Counter
Forward Foreign Currency Contracts	$(199,966)	$—	$—	$—	$—	$(199,966)
	$(199,966)	$—	$—	$—	$—	$(199,966)
Total	$(199,966)	$(66,298)	$—	$—	$—	$(266,264)

Net	$(199,966)	$108,333	$—	$—	$—	$(91,633)

Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2015

Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Futures Contracts	$—	$1,385,962	$2,751	$—	$—	$1,388,713
Forward Foreign Currency Contracts	(99,802)	—	—	—	—	(99,802)
Total	$(99,802)	$1,385,962	$2,751	$—	$—	$1,288,911

Net change in unrealized appreciation/(depreciation)of financial derivative instruments
Futures Contracts	$—	$(9,764)	$7,515	$—	$—	$(2,249)
Forward Foreign Currency Contracts	(141,947)	—	—	—	—	(141,947)
Total	$(141,947)	$(9,764)	$7,515	$—	$—	$(144,196)

See notes to financial statements

Portfolio of investments

Dividend & Income Builder Fund
July 31, 2015

		Value
Shares		(note 2)

Common stocks – 81.37%

	Australia – 1.59%
38,932	Amcor, Ltd.	$410,070
43,003	Suncorp Group, Ltd.	448,550
		858,620

	Canada – 1.38%
18,153	BCE, Inc.	747,162

	France – 4.90%
10,083	Nexity S.A.	444,607
55,689	Orange S.A.	913,432
13,960	Rexel S.A.	220,085
5,185	Sanofi	557,883
10,439	Total S.A.	516,769
		2,652,776

	Germany – 2.88%
5,530	Deutsche Boerse AG	501,839
24,393	Deutsche Post AG	737,250
1,748	Muenchener
	Rueckversicherungs-
	Gesellschaft AG	321,173
		1,560,262

	Hong Kong – 3.52%
58,500	Cheung Kong Property
	Holdings, Ltd. *	487,481
42,500	CK Hutchison Holdings, Ltd.	631,006
98,000	Shanghai Industrial
	Holdings, Ltd.	288,856
39,000	Swire Pacific, Ltd., Class A	500,310
		1,907,653

	Ireland – 1.03%
11,009	Seagate Technology plc	557,055

	Israel – 0.89%
261,984	Bezeq The Israeli
	Telecommunication Corp, Ltd.	483,064

	Italy – 1.65%
120,117	Enel SpA	565,403
18,567	ENI SpA	325,444
		890,847

	Japan – 3.78%
12,000	Canon, Inc.	384,589
84,000	Daiwa Securities Group, Inc.	653,171
16,600	Nippon Telegraph and
	Telephone Corp.	638,029
6,700	Tokyo Electron, Ltd.	369,829
		2,045,618

	Luxembourg – 0.75%
4,474	RTL Group S.A.	407,777

	Netherlands – 3.92%
14,620	Nielsen N.V.	708,485
41,093	RELX N.V.	684,629
11,945	Unilever N.V.	535,370
5,888	Wolters Kluwer N.V.	195,159
		2,123,643

	Portugal – 1.03%
66,056	NOS SGPS S.A.	559,765

	Switzerland – 7.84%
6,974	Cembra Money Bank AG *	424,372
6,656	Nestle S.A.	504,211
15,208	Novartis AG	1,580,134
3,661	Roche Holding AG	1,057,420
2,240	Zurich Insurance Group AG *	682,223
		4,248,360

	Taiwan – 0.93%
22,746	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	502,914

	United Kingdom – 20.84%
12,904	AstraZeneca plc	870,547
113,070	Barclays plc	510,216
24,132	BHP Billiton plc	445,634
14,729	British American Tobacco plc	874,289
40,389	Centrica plc	168,091
121,915	GKN plc	606,388
30,152	Hiscox, Ltd.	435,789
67,869	HSBC Holdings plc	614,411
17,331	Imperial Tobacco Group plc	910,736
160,921	ITV plc	705,406
124,060	Legal & General Group plc	505,076
16,679	Persimmon plc *	533,177
18,264	Prudential plc	429,969
11,303	Rio Tinto plc	438,901
31,612	Royal Dutch Shell plc, A Shares	908,915
72,741	Standard Life plc	516,180
243,416	Vodafone Group plc	919,346
38,944	WPP plc	894,009
		11,287,080

See notes to financial statements

Portfolio of investments

Dividend & Income Builder Fund
July 31, 2015 (continued)

		Value
Shares		(note 2)

	United States – 24.44%

14,351	Baxalta, Inc. *	$471,143
22,822	Cisco Systems, Inc.	648,601
2,632	Cummins, Inc.	340,923
4,306	Deere & Co.	407,218
5,472	Eaton Corp., plc	331,494
20,427	General Electric Co.	533,145
11,611	JPMorgan Chase & Co.	795,702
17,977	KKR & Co., L.P.	429,650
6,103	L Brands, Inc.	492,634
5,659	Las Vegas Sands Corp.	317,130
2,813	Lockheed Martin Corp.	582,572
18,335	Microsoft Corp.	856,245
40,428	Pfizer, Inc.	1,457,834
8,264	PNC Financial Services
	Group, Inc.	811,360
9,840	QUALCOMM, Inc.	633,598
10,327	Reynolds American, Inc.	885,953
14,299	Six Flags Entertainment Corp.	666,905
5,171	Stanley Black & Decker, Inc.	545,489
4,288	United Parcel Service, Inc.,
	Class B	438,920
1,149	Verizon Communications, Inc.	54,038
15,999	Verizon Communications, Inc.	748,593
13,600	Wells Fargo & Co.	787,032
		13,236,179

	Total common stocks
	(Cost $42,229,563)	44,068,775

Face					Value
amount			Coupon	Maturity	(note 2)

Corporate bonds – 10.49%

		Canada – 0.01%
USD	7,000	Valeant Pharmaceuticals International, Inc. (a)	7.500%	7/15/21	$7,613

		France – 0.44%
USD	200,000	BNP Paribas S.A. (a) (b)	7.195%	6/25/37	236,250

		Germany – 0.36%
USD	200,000	Unitymedia Hessen GmbH & Co. KG (a)	5.000%	1/15/25	197,500

		Jersey – 0.19%
USD	100,000	HBOS Capital Funding LP (b)	6.850%	9/23/15	102,639

		Luxembourg – 0.85%
USD	200,000	Altice S.A. (a)	7.750%	5/15/22	202,000
USD	250,000	Wind Acquisition Finance S.A. (a)	4.750%	7/15/20	256,250
					458,250

		Netherlands – 0.36%
USD	200,000	Ziggo Bond Finance BV (a)	5.875%	1/15/25	197,500

		Spain – 0.48%
USD	250,000	BBVA International Preferred SAU (b)	5.919%	4/18/17	257,500

		Switzerland – 0.39%
USD	200,000	Credit Suisse Group AG (a) (b)	7.500%	12/11/23	213,400

See notes to financial statements

Portfolio of investments

Dividend & Income Builder Fund
July 31, 2015 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United Kingdom – 1.92%
USD	250,000	Barclays Bank plc (b)	6.860%	6/15/32	$284,627
USD	200,000	Lloyds Banking Group plc (a) (b)	6.657%	5/21/37	225,750
USD	100,000	Prudential plc (b)	6.500%	9/23/15	101,925
USD	200,000	Royal Bank of Scotland Group plc	6.100%	6/10/23	216,311
USD	200,000	Virgin Media Finance plc (a)	6.375%	4/15/23	209,750
					1,038,363

		United States – 5.49%
USD	250,000	Avis Budget Car Rental LLC	5.500%	4/1/23	252,187
USD	100,000	CCO Holdings LLC	7.375%	6/1/20	106,021
USD	150,000	CCO Holdings LLC (a)	5.875%	5/1/27	148,969
USD	7,000	CHS/Community Health Systems, Inc.	6.875%	2/1/22	7,508
USD	100,000	CHS/Community Health Systems, Inc.	7.125%	7/15/20	106,750
USD	100,000	CHS/Community Health Systems, Inc.	8.000%	11/15/19	105,374
USD	100,000	Constellation Brands, Inc.	4.250%	5/1/23	100,250
USD	250,000	Dresdner Funding Trust I (a)	8.151%	6/30/31	314,375
USD	149,000	First Data Corp.	10.625%	6/15/21	166,507
USD	250,000	HCA, Inc.	5.875%	5/1/23	269,375
USD	240,000	Infor (US), Inc. (a)	6.500%	5/15/22	246,000
USD	250,000	Iron Mountain, Inc.	6.000%	8/15/23	260,937
USD	100,000	Post Holdings, Inc. (a)	6.750%	12/1/21	101,000
USD	150,000	Regal Entertainment Group	5.750%	2/1/25	146,250
USD	200,000	Service Corp. International	8.000%	11/15/21	234,000
USD	250,000	Sirius XM Radio, Inc. (a)	6.000%	7/15/24	261,250
USD	125,000	Verizon Communications, Inc.	6.550%	9/15/43	148,195
					2,974,948

		Total corporate bonds
		(Cost $5,594,039)			5,683,963

See notes to financial statements

Portfolio of investments

Dividend & Income Builder Fund
July 31, 2015 (continued)

		Value
Shares		(note 2)

REITs – 1.88%

	France – 0.71%
5,179	ICADE	$384,043

	Netherlands – 0.76%
9,491	Eurocommercial Properties N.V.	409,591

	United States – 0.41%
7,471	Iron Mountain, Inc.	224,504

	Total REITs
	(Cost $1,118,462)	1,018,138

	Total long-term investments
	(Cost $48,942,064)	50,770,876

Short-term investment – 4.90%
2,651,739	Fidelity Institutional
	Treasury Portfolio	2,651,739

	Total short-term investment
	(Cost $2,651,739)	2,651,739

Total investments – 98.64%
	(Cost $51,593,803)	53,422,615

Net other assets and liabilities – 1.36%		738,552

Total net assets – 100.00%		$54,161,167

*	Non-income producing security
(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2015, the restricted securities held by the Fund had an aggregate value of $2,817,607, which represented 5.2% of net assets.

(b)	Maturity date is perpetual. Maturity date presented represents the next call date.
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

Other information:

Currency exposure of portfolio assets before any currency hedging, if applicable.	% of total
Excludes derivatives.	investments
US Dollar	44%
British Pound	19
Euro	17
Swiss Franc	8
Japanese Yen	4
Hong Kong Dollar	4
Australian Dollar	2
Canadian Dollar	1
Israeli Shekel	1
100%

See notes to financial statements

Portfolio of investments

Dividend & Income Builder Fund
July 31, 2015 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Pharmaceuticals	10.20%
Integrated Telecommunication Services	6.62
Diversified Banks	5.50
Tobacco	4.93
Integrated Oil & Gas	3.23
Life & Health Insurance	2.87
Communications Equipment	2.37
Air Freight & Logistics	2.17
Real Estate Development	2.06
Broadcasting	2.05
Packaged Foods & Meats	1.92
Homebuilding	1.81
Wireless Telecommunication Services	1.70
Advertising	1.65
Diversified Metals & Mining	1.63
Property & Casualty Insurance	1.63
Publishing	1.62
Systems Software	1.58
Industrial Conglomerates	1.52
Regional Banks	1.50
Other Diversified Financial Services	1.47
Construction & Farm Machinery & Heavy Trucks	1.38
Research & Consulting Services	1.31
Multi-line Insurance	1.26
Leisure Facilities	1.23
Investment Banking & Brokerage	1.21
Cable TV	1.20
Auto Parts & Equipment	1.12
Aerospace & Defense	1.08
Money Center Banks	1.06
Electric Utilities	1.04
Cable & Satellite	1.03
Computers-Memory Devices	1.03
Industrial Machinery	1.01
Semiconductors	0.93
Specialized Finance	0.93
Diversified Real Estate Activities	0.92
Apparel Retail	0.91
Biotechnology	0.87
Telecommunication Services	0.85
Asset Management & Custody Banks	0.79
Consumer Finance	0.78
Paper Packaging	0.76
Retail REITs	0.76
Technology Hardware, Storage & Peripherals	0.71
Diversified REITs	0.71
Semiconductor Equipment	0.68
Telephone-Integrated	0.66
Electrical Components & Equipment	0.61
Reinsurance	0.59
Casinos & Gaming	0.59
Health Care Services	0.50
Radio	0.48
Diversified Support Services	0.48
Rental Auto/Equipment	0.47
Enterprise Software/Services	0.45
Funeral Services & Related Items	0.43
Specialized REITs	0.41
Trading Companies & Distributors	0.41
Medical-Hospitals	0.41
Diversified Banking Institution	0.39
Multi-Utilities	0.31
Data Processing/Management	0.31
Movies & Entertainment	0.27
Food-Flour & Grain	0.19
Distillers & Vintners	0.18
Medical – Drugs	0.01
Long-Term Investments	93.74
Short-Term Investment	4.90
Total Investments	98.64
Net Other Assets and Liabilities	1.36
100.00%

See notes to financial statements

Portfolio of investments

Dividend & Income Builder Fund
July 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2015:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Common Stocks
Australia	$858,620	$—	$—	$858,620
Canada	747,162	—	—	747,162
France	2,652,776	—	—	2,652,776
Germany	1,560,262	—	—	1,560,262
Hong Kong	1,907,653	—	—	1,907,653
Ireland	557,055	—	—	557,055
Israel	483,064	—	—	483,064
Italy	890,847	—	—	890,847
Japan	2,045,618	—	—	2,045,618
Luxembourg	407,777	—	—	407,777
Netherlands	2,123,643	—	—	2,123,643
Portugal	559,765	—	—	559,765
Switzerland	4,248,360	—	—	4,248,360
Taiwan	502,914	—	—	502,914
United Kingdom	11,287,080	—	—	11,287,080
United States	13,236,179	—	—	13,236,179
Total Common Stocks	44,068,775	—	—	44,068,775

Corporate Bonds
Canada	—	7,613	—	7,613
France	—	236,250	—	236,250
Germany	—	197,500	—	197,500
Jersey	—	102,639	—	102,639
Luxembourg	—	458,250	—	458,250
Netherlands	—	197,500	—	197,500
Spain	—	257,500	—	257,500
Switzerland	—	213,400	—	213,400
United Kingdom	—	1,038,363	—	1,038,363
United States	—	2,974,948	—	2,974,948
Total Corporate Bonds	—	5,683,963	—	5,683,963

REITs
France	384,043	—	—	384,043
Netherlands	409,591	—	—	409,591
United States	224,504	—	—	224,504
Total REITs	1,018,138	—	—	1,018,138
Short-term investment	2,651,739	—	—	2,651,739
Total Investments	$47,738,652	$5,683,963	$—	$53,422,615

During the year ended July 31, 2015, there were no transfers in or out of security levels.

See notes to financial statements

Portfolio of investments

Emerging Markets Fund
July 31, 2015

		Value
Shares		(note 2)

Common stocks – 94.35%

	Brazil – 8.26%
237,888	Duratex S.A.	$483,564
78,900	Mahle-Metal Leve S.A.	475,850
34,861	Natura Cosmeticos S.A.	259,221
18,285	Totvs S.A.	187,232
32,810	Tractebel Energia S.A.	347,366
41,466	WEG S.A.	227,679
		1,980,912

	Chile – 11.04%
34,368	Antofagasta plc	304,314
34,200	Cia Cervecerias Unidas
	S.A., ADR	721,620
42,207	Empresa Nacional de
	Telecomunicaciones S.A.	434,584
570,050	Inversiones Aguas
	Metropolitanas S.A.	828,610
180,700	Quinenco S.A.	356,468
		2,645,596

	China – 9.43%
1,373	Baidu, Inc., ADR *	237,062
122,400	China Mengniu Dairy Co., Ltd.	554,978
79,400	China Merchants Holdings
	International Co., Ltd.	291,388
120,900	China Resources
	Enterprise, Ltd.	392,224
106,000	China Resources Gas
	Group, Ltd.	324,059
38,700	Minth Group, Ltd.	77,577
117,800	Yue Yuen Industrial
	Holdings, Ltd.	383,686
		2,260,974

	India – 14.76%
160,168	City Union Bank, Ltd.	252,674
4,087	Cognizant Technology
	Solutions Corp., Class A *	257,890
5,587	Dr Reddy’s Laboratories, Ltd.	356,038
25,800	Housing Development
	Finance Corp., Ltd.	537,985
222,400	Idea Cellular, Ltd.	601,107
8,925	Lupin, Ltd.	236,362
18,499	Mahindra & Mahindra, Ltd.	392,018
22,377	Persistent Systems, Ltd.	232,117
405,551	Tata Power Co., Ltd.	432,950
28,888	Tech Mahindra, Ltd.	238,562
		3,537,703

	Indonesia – 0.67%
191,100	Astra International Tbk PT	93,943
564,400	Hero Supermarket Tbk PT *	66,965
		160,908

	Kazakhstan – 0.00%
955,965	International Petroleum,
	Ltd. (a) (b) *	—

	Korea – 3.26%
9,303	LG Corp.	461,115
1,339	Samsung Fire & Marine
	Insurance Co., Ltd.	320,404
		781,519

	Malaysia – 1.91%
275,300	Axiata Group Bhd	458,533

	Mexico – 4.51%
137,400	Grupo Financiero Santander
	Mexico SAB de CV, Class B	245,252
312,800	Grupo Herdez SAB de CV	836,139
		1,081,391

	Nigeria – 3.42%
187,000	Guaranty Trust Bank plc	21,582
64,400	Guaranty Trust Bank plc, GDR	386,400
76,019	PZ Cussons plc	412,060
		820,042

	Philippines – 2.08%
914,600	Manila Water Co., Inc.	498,945

	Poland – 4.33%
15,269	Bank Pekao S.A.	644,220
26,417	Jeronimo Martins SGPS S.A.	392,539
		1,036,759

	South Africa – 13.20%
222,255	Grindrod, Ltd.	234,900
76,900	Pick n Pay Stores, Ltd.	359,447
15,660	SABMiller plc	822,804
27,295	Shoprite Holdings, Ltd.	362,919
54,662	Standard Bank Group, Ltd.	658,005
32,215	Tiger Brands, Ltd.	725,473
		3,163,548

See notes to financial statements

Portfolio of investments

Emerging Markets Fund
July 31, 2015 (continued)

		Value
Shares		(note 2)

	Taiwan – 9.72%
27,000	Airtac International Group	$124,004
24,000	Asustek Computer, Inc.	216,651
104,000	Chroma ATE, Inc.	210,823
61,000	Delta Electronics, Inc.	300,445
211,000	Standard Foods Corp.	637,582
48,000	Taiwan Semiconductor
	Manufacturing Co., Ltd.	212,090
357,000	Uni-President
	Enterprises Corp.	628,706
		2,330,301

	Thailand – 1.50%
59,000	Delta Electronics Thailand pcl	134,757
44,100	Kasikornbank pcl	223,346
		358,103

	Turkey – 1.92%
64,136	Yazicilar Holding AS, Class A	460,578

	United Kingdom – 4.34%
88,400	Cairn Energy plc *	222,813
18,030	Unilever plc	818,511
		1,041,324

	Total common stocks
	(Cost $23,929,609)	22,617,136

Preferred stock – 1.82%

	Brazil – 0.90%
27,162	Banco Bradesco S.A.	216,411

	Chile – 0.92%
77,869	Embotelladora Andina S.A.,
	Class B	219,955

	Total preferred stock
	(Cost $445,801)	436,366

	Total long-term investments
	(Cost $24,375,410)	23,053,502

Short-term investment – 4.00%
959,477	Fidelity Institutional
	Treasury Portfolio	959,477

	Total short-term investment
	(Cost $959,477)	959,477

Total investments – 100.17%
	(Cost $25,334,887)	24,012,979

Net other assets and liabilities – (0.17%)		(39,619)

Total net assets – 100.00%		$23,973,360

*	Non-income producing security
(a)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
(b)	Fair valued at July 31, 2015 as determined in good faith using procedures approved by the Board of Trustees.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See notes to financial statements

Portfolio of investments

Emerging Markets Fund
July 31, 2015 (continued)

Other information:

Currency exposure of portfolio assets before any currency hedging, if applicable.	% of total
Excludes derivatives.	investments
Indian Rupee	14%
British Pound	11
US Dollar	11
South African Rand	10
Taiwan Dollar	10
Brazilian Real	9
Hong Kong Dollar	8
Chilean Peso	8
Mexican Peso	4
South Korean Won	3
Polish Zloty	3
Albanian Lek	2
Turkish Lira	2
Malaysian Ringgit	2
Euro	1
Thai Baht	1
Brazilian Real	1
Indonesian Rupiah	0 *
Nigerian Naira	0 *
100%
* Less than 0.05% of total investments.

Industry concentration as	% of net
a percentage of net assets:	assets
Packaged Foods & Meats	14.11%
Diversified Banks	11.04
Food Retail	6.57
Brewers	6.44
Wireless Telecommunication Services	6.23
Water Utilities	5.54
Industrial Conglomerates	5.33
Household Products	5.13
IT Consulting & Other Services	3.04
Pharmaceuticals	2.47
Auto Parts & Equipment	2.31
Thrifts & Mortgage Finance	2.24
Automobile Manufacturers	2.03
Forest Products	2.02
Electronic Components	1.82
Electric Utilities	1.81
Footwear	1.60
Industrial Machinery	1.47
Renewable Electricity	1.45
Gas Utilities	1.35
Property & Casualty Insurance	1.34
Diversified Metals & Mining	1.27
Marine Ports & Services	1.22
Personal Products	1.08
Internet Software & Services	0.99
Marine	0.98
Oil & Gas Exploration & Production	0.93
Soft Drinks	0.92
Computer Hardware	0.90
Semiconductors	0.88
Electronic Equipment & Instruments	0.88
Systems Software	0.78
Long-Term Investments	96.17
Short-Term Investment	4.00
Total Investments	100.17
Net Other Assets and Liabilities	(0.17)
100.00%

See notes to financial statements

Portfolio of investments

Emerging Markets Fund
July 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2015:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Common Stocks
Brazil	$1,980,912	$—	$—	$1,980,912
Chile	2,645,596	—	—	2,645,596
China	2,260,974	—	—	2,260,974
India	3,537,703	—	—	3,537,703
Indonesia	160,908	—	—	160,908
Kazakhstan	—	—	—*	—
Korea	781,519	—	—	781,519
Malaysia	458,533	—	—	458,533
Mexico	1,081,391	—	—	1,081,391
Nigeria	820,042	—	—	820,042
Philippines	498,945	—	—	498,945
Poland	1,036,759	—	—	1,036,759
South Africa	3,163,548	—	—	3,163,548
Taiwan	2,330,301	—	—	2,330,301
Thailand	358,103	—	—	358,103
Turkey	460,578	—	—	460,578
United Kingdom	1,041,324	—	—	1,041,324
Total Common Stocks	22,617,136	—	—	22,617,136

Preferred Stock
Brazil	216,411	—	—	216,411
Chile	219,955	—	—	219,955
Total Preferred Stock	436,366	—	—	436,366
Short-term investment	959,477	—	—	959,477
Total Investments	$24,012,979	$—	$—	$24,012,979

* Fund held a level 3 security that was fair valued at $0 at July 31, 2015.

On July 31, 2014, substantially all of the common stocks held by the Fund in the Asian and Australian markets were fair valued using the independent statistical fair value pricing service as described in Note 2 in accordance with the fair value pricing procedures approved by the Board, and were therefore valued using Level 2 inputs. On July 31, 2015, substantially all of the common stocks in the Fund were valued at the last reported sale price or official closing price as the Trust’s fair value pricing procedures did not require the use of the independent statistical fair value pricing service. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks valued at $755,840 on July 31, 2015 were transferred from Level 2 to Level 1.

See notes to financial statements

Portfolio of investments

Emerging Markets Fund
July 31, 2015 (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance				Change in						Balance
	as of	Accrued			unrealized				Transfers	Transfers	as of
	July 31,	discounts/	Realized		appreciation				in to	out of	July 31,
Investments in Securities	2014	premiums	gain/(loss	)	(depreciation	)	Purchases	Sales	level 3	level 3	2015
Common Stock
International Petroleum, Ltd.	$0	$0	$0		$0		$0	$0	$0	$0	$0

The total net change in unrealized appreciation (depreciation) attributable to Level 3 investments held at July 31, 2015 was $0.

The Fund’s Adviser has determined that International Petroleum, Ltd. is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. The fair valuation reflects that the early-stage exploration company has been suspended from trading since October 2013 due to significant doubt about its ability to sell its Russian-based assets and its failed merger with Range Resources, Ltd.

See notes to financial statements

Portfolio of investments

European Focus Fund
July 31, 2015

		Value
Shares		(note 2)

Common stocks – 94.83%

	Canada – 1.46%
5,000,000	Africa Energy Corp. (c) *	$344,076
2,235,878	Africa Oil Corp. *	3,384,974
574,622	Africa Oil Corp. (a) *	869,940
10,925,000	Africa Oil Corp. *	16,551,975
4,000,000	First Quantum Minerals, Ltd.	31,960,852
		53,111,817

	Denmark – 6.59%
250,000	Coloplast A/S	18,028,360
2,500,000	Danske Bank A/S	78,073,835
650,000	Genmab A/S *	61,175,008
1,400,000	Novo Nordisk A/S	82,085,697
		239,362,900

	Finland – 4.20%
19,000,000	Nokia Oyj	134,173,275
4,000,000	Outokumpu Oyj *	18,503,326
		152,676,601

	France – 10.42%
907,865	Accor S.A.	44,543,802
35,893,379	Alcatel-Lucent *	135,486,282
2,750,000	Peugeot S.A. *	55,103,351
781,750	Renault S.A.	71,929,939
4,526,952	Rexel S.A.	71,369,152
		378,432,526

	Germany – 9.59%
225,000	Continental AG	50,298,505
1,400,000	Deutsche Annington
	Immobilien SE	43,666,444
1,000,000	Fresenius SE & Co., KGaA	69,003,085
1,200,000	KION Group AG *	54,752,185
1,550,000	ProSiebenSat.1 Media SE	79,241,526
3,000,000	TUI AG	51,628,177
		348,589,922

	Ireland – 2.22%
190,000,000	Bank of Ireland *	79,919,696
2,790,000	Providence Resources plc *	860,509
		80,780,205

	Israel – 2.56%
1,350,000	Teva Pharmaceutical
	Industries, Ltd., ADR	93,177,000

	Italy – 2.38%
14,000,000	Intesa Sanpaolo SpA	53,845,030
5,650,000	Salini Impregilo SpA	26,979,844
2,008,420	Sorin SpA *	5,796,707
		86,621,581

	Netherlands – 4.30%
500,000	ASML Holding N.V.	49,772,717
1,900,000	Koninklijke Ahold N.V.	37,821,005
1,500,000	Nostrum Oil & Gas plc	12,134,027
1,100,000	Sensata Technologies
	Holding N.V. *	56,452,000
		156,179,749

	Norway – 0.13%
47,779,000	African Petroleum Corp., Ltd. *	1,696,272
3,250,000	DNO ASA *	3,021,840
		4,718,112

	Panama – 1.61%
1,100,000	Carnival Corp.	58,619,000

	Russia – 0.11%
1,500,000	TCS Group Holding plc, GDR (b)	4,042,500

	Spain – 5.58%
2,453,602	Atresmedia Corp de Medios
	de Comunicacion S.A.	36,809,190
3,000,000	Banco Santander S.A.	20,704,220
13,500,000	CaixaBank S.A.	60,180,289
14,000,000	NH Hotel Group S.A. *	84,872,806
		202,566,505

	Sweden – 1.20%
3,000,000	Lundin Petroleum AB *	43,504,216

	Switzerland – 8.05%
450,000	Dufry AG *	62,449,550
945,000	LafargeHolcim, Ltd. *	65,446,620
3,750,000	OC Oerlikon Corp. AG *	45,987,271
410,000	Roche Holding AG	118,421,815
		292,305,256

	United Kingdom – 34.43%
4,000,000	AA, Ltd. *	22,800,102
2,750,000	Amec Foster Wheeler plc	35,215,227
3,500,000	ARM Holdings plc	55,040,384
7,500,000	Ashmore Group plc	31,190,072
6,000,000	Aviva plc	48,723,507
30,000,000	Barclays plc	135,371,704
8,500,000	BG Group plc	145,018,802

See notes to financial statements

Portfolio of investments

European Focus Fund
July 31, 2015 (continued)

		Value
Shares		(note 2)

	United Kingdom (continued)
2,250,000	CSR plc	$31,553,155
200,000	Drax Group plc	931,681
3,000,000	Genel Energy plc *	17,404,599
2,750,000	IMI plc	45,565,068
13,000,000	Indivior plc *	53,555,254
4,750,000	Informa plc	44,210,336
3,099,994	Inmarsat plc	42,989,041
3,200,000	Just Eat plc *	21,788,153
12,000,000	Kingfisher plc	67,594,495
55,000	Liberty Global plc LiLAC,
	Class A *	2,351,800
1,100,000	Liberty Global plc, Class A *	57,706,000
84,000,000	Lloyds Banking Group plc	109,140,655
6,400,000	Merlin Entertainments plc	41,527,419
4,350,000	Mytrah Energy, Ltd. (c) *	5,230,750
1,650,000	Phoenix Group Holdings	21,979,455
6,300,000	Royal Mail plc	49,683,922
15,000,000	Saga plc	48,489,259
9,276,000	Savannah Petroleum plc (c) *	5,758,135
15,000,000	Taylor Wimpey plc	45,537,739
4,000,000	Virgin Money Holdings UK plc *	26,548,064
6,000,000	William Hill plc	37,938,746
		1,250,843,524

	Total common stocks
	(Cost $3,269,261,409)	3,445,531,414

Preferred stock – 1.70%

	Italy – 1.70%
18,500,000	Intesa Sanpaolo SpA	61,806,249

	Total preferred stock
	(Cost $52,441,990)	61,806,249

Warrants – —%

	Norway – —%
23,889,500	African Petroleum
	Corp., Ltd. (expires 3/16/17) (a) (c) *	—

	Total Warrants
	(Cost $—)	—

	Total long-term investments
	(Cost $3,321,703,399)	3,507,337,663

Short-term investment – 3.37%
122,502,268	Fidelity Institutional
	Treasury Portfolio	122,502,268

	Total short-term investment
	(Cost $122,502,268)	122,502,268

Total investments – 99.90%
	(Cost $3,444,205,667)	3,629,839,931

Net other assets and liabilities – 0.10%		3,537,503

Total net assets – 100.00%		$3,633,377,434

*	Non-income producing security
(a)	Fair valued at July 31, 2015 as determined in good faith using procedures approved by the Board of Trustees.
(b)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2015, the restricted securities held by the Fund had an aggregate value of $4,042,500, which represented 0.1% of net assets.

(c)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See notes to financial statements

Portfolio of investments

European Focus Fund
July 31, 2015 (continued)

Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives.	investments
Euro	39%
British Pound	34
US Dollar	11
Danish Krone	7
Swiss Franc	6
Swedish Krona	2
Canadian Dollar	1
Norwegian Krone	0 *
100%

* Less than 0.05% of total investments.

Industry concentration as	% of net
a percentage of net assets:	assets
Diversified Banks	16.49%
Pharmaceuticals	9.56
Communications Equipment	7.42
Hotels, Resorts & Cruise Lines	6.60
Integrated Oil & Gas	3.99
Automobile Manufacturers	3.50
Broadcasting	3.19
Oil & Gas Exploration & Production	2.91
Multi-line Insurance	2.68
Industrial Machinery	2.52
Semiconductors	2.38
Trading Companies & Distributors	1.96
Health Care Services	1.90
Home Improvement Retail	1.86
Construction Materials	1.80
Specialty Stores	1.72
Biotechnology	1.68
Cable & Satellite	1.65
Electrical Components & Equipment	1.55
Material Handling Machinery Manufacturing	1.51
Tires & Rubber	1.38
Semiconductor Equipment	1.37
Air Freight & Logistics	1.37
Homebuilding	1.25
Publishing	1.22
Real Estate Operating Companies	1.20
Alternative Carriers	1.18
Leisure Facilities	1.14
Casinos & Gaming	1.04
Food Retail	1.04
Oil & Gas Equipment & Services	0.97
Diversified Metals & Mining	0.88
Asset Management & Custody Banks	0.86
Regional Banks	0.84
Construction & Engineering	0.74
Diversified Support Services	0.63
Life & Health Insurance	0.61
Internet Software & Services	0.60
Steel	0.51
Health Care Supplies	0.50
Independent Power Producers & Energy Traders	0.17
Health Care Equipment	0.16
Long-Term Investments	96.53
Short-Term Investment	3.37
Total Investments	99.90
Net Other Assets and Liabilities	0.10
100.00%

See notes to financial statements

Portfolio of investments

European Focus Fund
July 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2015:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Common Stocks
Canada	$52,241,877	$869,940	$—	$53,111,817
Denmark	239,362,900	—	—	239,362,900
Finland	152,676,601	—	—	152,676,601
France	378,432,526	—	—	378,432,526
Germany	348,589,922	—	—	348,589,922
Ireland	80,780,205	—	—	80,780,205
Israel	93,177,000	—	—	93,177,000
Italy	86,621,581	—	—	86,621,581
Netherlands	156,179,749	—	—	156,179,749
Norway	4,718,112	—	—	3,021,840
Panama	58,619,000	—	—	58,619,000
Russia	4,042,500	—	—	4,042,500
Spain	202,566,505	—	—	202,566,505
Sweden	43,504,216	—	—	43,504,216
Switzerland	292,305,256	—	—	292,305,256
United Kingdom	1,250,843,524	—	—	1,250,843,524
Total common stocks	3,444,661,474	869,940	—	3,445,531,414

Preferred stock
Italy	61,806,249	—	—	61,806,249
Total preferred stock	61,806,249	—	—	61,806,249

Warrants
Norway	—	—*	—	—
Total Warrants	—	—	—	—
Short-term investment	122,502,268	—	—	122,502,268
Total investments	$3,628,969,991	869,940	—	$3,629,839,931

* Fund held a Level 2 security that was fair valued at $0 on July 31, 2015.

During the year ended July 31, 2015, there were no transfers in or out of security levels.

See notes to financial statements

Portfolio of investments

European Focus Fund
July 31, 2015 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2015

Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Financial Derivative Instruments – Assets
Over-the-Counter
Forward Foreign Currency Contracts	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—

Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—
Net	$—	$—	$—	$—	$—	$—

Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2015

		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Forward Foreign Currency Contracts	$72,361,140	$—	$—	$—	$—	$72,361,140
Total	$72,361,140	$—	$—	$—	$—	$72,361,140

Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Forward Foreign Currency Contracts	$(14,730,450)	$—	$—	$—	$—	$(14,730,450)
Total	$(14,730,450)	$—	$—	$—	$—	$(14,730,450)

See notes to financial statements

Portfolio of investments

Global Equity Income Fund
July 31, 2015

		Value
Shares		(note 2)

Common stocks – 90.90%

	Australia – 9.40%
3,676,452	Amcor, Ltd.	$38,724,020
1,584,688	Australia & New Zealand Banking Group, Ltd.	37,854,139
38,930,533	DUET Group	62,603,784
2,171,357	National Australia Bank, Ltd.	55,185,309
2,591,610	Premier Investments, Ltd.	25,270,453
3,767,719	Sonic Healthcare, Ltd.	56,925,458
6,868,677	Suncorp Group, Ltd.	71,644,791
		348,207,954

	Canada – 1.02%
451,221	Bank of Montreal	25,178,812
833,849	Crescent Point Energy Corp.	12,630,308
		37,809,120

	China – 0.45%
13,410,000	Jiangsu Expressway Co.,
	Ltd., Class H	16,796,447

	France – 6.03%
137,688	Casino Guichard
	Perrachon S.A.	10,223,709
1,702,313	Lagardere SCA	50,880,246
155,500	Neopost S.A.	6,251,328
2,224,126	Orange S.A.	36,480,943
2,444,665	Rexel S.A.	38,541,091
664,348	Sanofi	71,480,929
506,550	Suez Environnement Co.	9,710,545
		223,568,791

	Germany – 4.35%
1,759,338	Deutsche Post AG	53,173,979
579,486	HUGO BOSS AG	69,879,009
6,140,514	Telefonica Deutschland
	Holding AG	38,136,320
		161,189,308

	Hong Kong – 1.95%
13,000,000	HKT Trust and HKT, Ltd.,
	Class SS	15,830,141
9,894,000	Shanghai Industrial
	Holdings, Ltd.	29,162,687
23,433,000	SJM Holdings, Ltd.	27,325,351
		72,318,179

	Israel – 0.92%
18,464,761	Bezeq The Israeli
	Telecommunication Corp, Ltd.	34,046,552

	Italy – 1.88%
7,895,601	Enel SpA	37,165,399
1,865,033	ENI SpA	32,690,447
		69,855,846

	Korea – 1.41%
2,171,988	SK Telecom Co., Ltd., ADR	52,105,992

	Luxembourg – 0.96%
340,472	RTL Group S.A.	31,031,918
50,000	RTL Group S.A.	4,548,954
		35,580,872

	Malaysia – 0.54%
8,254,800	Malayan Banking Bhd	19,857,278

	Netherlands – 1.42%
833,249	Delta Lloyd N.V.	14,792,853
874,475	Eurocommercial Properties N.V.	37,738,631
		52,531,484

	New Zealand – 1.81%
5,000,000	Fletcher Building, Ltd.	26,139,960
20,753,506	Spark New Zealand, Ltd.	40,806,684
		66,946,644

	Singapore – 1.85%
23,029,500	Singapore
	Telecommunications, Ltd.	68,659,587

	Spain – 0.95%
440,441	Red Electrica Corp., S.A.	35,199,911

	Switzerland – 0.09%
5,667	Swisscom AG	3,295,927

	Taiwan – 1.95%
2,056,000	MediaTek, Inc.	21,620,512
2,295,967	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	50,763,831
		72,384,343

	Thailand – 1.09%
17,353,600	Intouch Holdings pcl	40,251,292

	United Kingdom – 40.73%
6,347,749	Amlin plc	50,605,700
1,516,402	AstraZeneca plc	102,301,509
146,747	Berkeley Group Holdings plc	7,720,656

See notes to financial statements

Portfolio of investments

Global Equity Income Fund
July 31, 2015 (continued)

		Value
Shares		(note 2)

	United Kingdom (continued)
1,686,090	BHP Billiton plc	$31,136,217
11,810,297	BP plc	72,935,060
2,050,289	British American Tobacco plc	121,701,770
10,182,198	BT Group plc	73,852,372
2,000,000	Compass Group plc	32,013,842
10,645,272	Connect Group plc (a)	24,645,374
2,242,371	De La Rue plc	17,701,602
3,198,956	Diageo plc	89,397,199
1,082,499	Galliford Try plc	30,006,117
4,051,420	Greene King plc	54,664,446
8,113,600	HSBC Holdings plc	72,948,405
677,723	Imperial Tobacco Group plc	35,614,039
5,226,589	Investec plc	47,789,137
17,708,599	Legal & General Group plc	72,095,669
5,219,294	National Grid plc	69,533,749
2,344,192	Pearson plc	44,039,537
2,890,925	Phoenix Group Holdings	38,509,670
909,775	Rio Tinto plc	35,326,971
2,660,116	Royal Dutch Shell plc, A Shares	76,484,189
3,839,582	Royal Mail plc	30,280,237
3,310,451	SSE plc	78,321,995
3,963,752	Standard Life plc	28,127,345
2,320,169	Tate & Lyle plc	19,746,952
20,811,397	Taylor Wimpey plc	63,180,264
5,050,400	Tullett Prebon plc	31,981,629
14,959,283	Vodafone Group plc	56,499,007
		1,509,160,659

	United States – 12.10%
1,841,086	Ares Capital Corp.	29,623,074
1,076,418	Cisco Systems, Inc.	30,591,800
563,138	Kohl’s Corp.	34,531,622
183,082	Lockheed Martin Corp.	37,916,282
940,399	Microsoft Corp.	43,916,633
2,155,668	Pfizer, Inc.	77,733,388
883,251	Reynolds American, Inc.	75,774,103
1,006,054	Six Flags Entertainment Corp.	46,922,359
1,528,539	Verizon Communications, Inc.	71,520,340
		448,529,601

	Total common stocks
	(Cost $3,430,502,785)	3,368,295,787

Partnerships – 0.99%

	United States – 0.99%
3,182,918	Och-Ziff Capital Management
	Group LLC, Class A	36,890,019

	Total partnerships
	(Cost $40,482,224)	36,890,019

REITs – 4.88%

	France – 2.49%
613,177	ICADE	45,469,454
175,770	Unibail-Rodamco SE	46,773,473
		92,242,927

	Singapore – 1.27%
26,672,700	Ascendas Real Estate
	Investment Trust	47,051,743

	United Kingdom – 0.64%
3,403,644	Segro plc	23,855,082

	United States – 0.48%
589,134	Iron Mountain, Inc.	17,703,477

	Total REITs
	(Cost $179,861,917)	180,853,229

Investment companies – 0.48%

	Thailand – 0.48%
49,043,900	TRUE Telecommunication
	Growth Infrastructure Fund	17,672,224

	Total investment companies
	(Cost $17,809,015)	17,672,224

	Total long-term investments
	(Cost $3,668,655,941)	3,603,711,259

Short-term investment – 3.11%
115,260,135	Fidelity Institutional Treasury
	Portfolio	115,260,135
	Total short-term investment
	(Cost $115,260,135)	115,260,135

Total investments – 100.36%
	(Cost $3,783,916,076)	3,718,971,394

Financial Derivative Instruments(b)
(Cost or Premiums, net $0) – 0.11%		4,210,443

Net other assets and liabilities – (0.47%)		(17,535,638)

Total net assets – 100.00%		$3,705,646,199

(a)	This security has been deemed illiquid by the Adviser in accordance to the policies and procedures adopted by the Board of Trustees.
(b)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

See notes to financial statements

Portfolio of investments

Global Equity Income Fund
July 31, 2015 (continued)

(b) FINANCIAL DERIVATIVE INSTRUMENTS

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

		Value	Local amount		Current notional	Unrealized appreciation/ (depreciation)
	Counterparty	date	(000’s	)	value	Asset	Liability
Australian	State Street Bank
Dollar (Short)	and Trust Company	10/08/15	59,000		$42,977,588	$1,145,857	$—
Australian
Dollar (Short)	Citibank, N.A.	10/08/15	181,000		131,846,498	3,692,152	—
British Pound (Short)	JP Morgan
	Chase Bank, N.A.	10/08/15	67,000		104,583,774	—	(162,485)
British Pound (Short)	Citibank, N.A.	10/08/15	200,373		312,772,332	—	(465,081)
Total						$4,838,009	$(627,566)

During the year ended July 31, 2015, average monthly notional value related to forward foreign currency contracts was approximately $563.5 million, or 15.2% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2015.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized Appreciation		Unrealized Depreciation
	Forward Foreign Currency Contracts	Total Over-the- Counter	Forward Foreign Currency Contracts	Total Over-the- Counter	Net Value of OTC Derivatives	Collateral (Received) / Pledged	Net Exposure(1)
Amounts subject to a master netting or similar agreement:

Citibank, N.A.	$3,692,152	$3,692,152	$(465,081)	$(465,081)	$3,227,071	$—	$3,227,071
JP Morgan
Chase Bank, N.A.	—	—	(162,485)	(162,485)	(162,485)	—	(162,485)
	$3,692,152	$3,692,152	$(627,566)	$(627,566)	$3,064,586	$—	$3,064,586
Amounts NOT subject to a master netting or similar agreement:

State Street Bank
and Trust Company(2)	$1,145,857	$1,145,857	$—	—
	$1,145,857	$1,145,857	—	$—
Total Over-
the-Counter	$4,838,009	$4,838,009	$(627,566)	$(627,566)

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements.

(2)
Forward foreign currency contracts with State Street Bank and Trust Company are not subject to a legally enforceable master netting arrangement or other similar agreements that provide legally enforceable right of offset.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$4,838,009	$(627,566)

See notes to financial statements

Portfolio of investments

Global Equity Income Fund
July 31, 2015 (continued)

Other information:

Currency exposure of portfolio assets before any currency hedging, if applicable. Excludes derivatives.	% of total investments
British Pound	37%
Euro	20
US Dollar	19
Australian Dollar	10
Hong Kong Dollar	4
Singapore Dollar	3
Thai Baht	2
Canadian Dollar	1
New Israeli Sheqel	1
New Zealand Dollar	1
Taiwan Dollar	1
Malaysian Ringgit	1
Swiss Franc	0 *
100%

* Less than 0.05% of total investments.

Industry concentration as a percentage of net assets:	% of net assets
Integrated Telecommunication Services	10.81%
Pharmaceuticals	6.79
Tobacco	6.29
Diversified Banks	5.69
Integrated Oil & Gas	4.91
Life & Health Insurance	4.14
Electric Utilities	4.07
Wireless Telecommunication Services	4.02
Multi-Utilities	3.83
Property & Casualty Insurance	3.30
Publishing	2.56
Distillers & Vintners	2.41
Restaurants	2.34
Retail REITs	2.28
Air Freight & Logistics	2.25
Semiconductors	1.95
Industrial REIT’s	1.91
Homebuilding	1.91
Apparel, Accessories & Luxury Goods	1.89
Asset Management & Custody Banks	1.79
Diversified Metals & Mining	1.79
Health Care Services	1.54
Diversified Capital Markets	1.29
Leisure Facilities	1.27
Diversified REITs	1.23
Systems Software	1.18
Paper Packaging	1.04
Trading Companies & Distributors	1.04
Aerospace & Defense	1.02
Broadcasting	0.96
Department Stores	0.93
Investment Banking & Brokerage	0.86
Communications Equipment	0.83
Construction & Engineering	0.81
Industrial Conglomerates	0.79
Casinos & Gaming	0.74
Construction Materials	0.71
Apparel Retail	0.68
Distributors	0.67
Packaged Foods & Meats	0.53
Specialized REITs	0.48
Commercial Printing	0.48
Highways & Railtracks	0.45
Oil & Gas Exploration & Production	0.34
Food Retail	0.28
Office Electronics	0.17
Long-Term Investments	97.25
Short-Term Investment	3.11
Total Investments	100.36
Financial Derivative Instruments	0.11
Net Other Assets and Liabilities	(0.47)
100.00%

See notes to financial statements

Portfolio of investments

Global Equity Income Fund
July 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2015:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets
Common Stocks
Australia	$348,207,954	$—	$—	$348,207,954
Canada	37,809,120	—	—	37,809,120
China	16,796,447	—	—	16,796,447
France	223,568,791	—	—	223,568,791
Germany	161,189,308	—	—	161,189,308
Hong Kong	72,318,179	—	—	72,318,179
Israel	34,046,552	—	—	34,046,552
Italy	69,855,846	—	—	69,855,846
Korea	52,105,992	—	—	52,105,992
Luxembourg	35,580,872	—	—	35,580,872
Malaysia	19,857,278	—	—	19,857,278
Netherlands	52,531,484	—	—	52,531,484
New Zealand	66,946,644	—	—	66,946,644
Singapore	68,659,587	—	—	68,659,587
Spain	35,199,911	—	—	35,199,911
Switzerland	3,295,927	—	—	3,295,927
Taiwan	72,384,343	—	—	72,384,343
Thailand	40,251,292	—	—	40,251,292
United Kingdom	1,509,160,659	—	—	1,509,160,659
United States	448,529,601	—	—	448,529,601
Total common stocks	3,368,295,787	—	—	3,368,295,787
Partnerships
United States	36,890,019	—	—	36,890,019
Total partnerships	36,890,019	—	—	36,890,019
REITs
France	92,242,927	—	—	92,242,927
Singapore	47,051,743	—	—	47,051,743
United Kingdom	23,855,082	—	—	23,855,082
United States	17,703,477	—	—	17,703,477
Total REITs	180,853,229	—	—	180,853,229
Investment companies
Thailand	17,672,224	—	—	17,672,224
Total investment companies	17,672,224	—	—	17,672,224
Short-term investment	115,260,135	—	—	115,260,135
Total investments	$3,718,971,394	$—	$—	$3,718,971,394
Financial Derivative Instruments – Assets
Over-the-counter	—	$4,838,009	—	$4,838,009
Total Financial Derivative Instruments – Assets	—	$4,838,009	—	$4,838,009
Financial Derivative Instruments – Liabilities
Over-the-counter	—	$(627,566)	—	$(627,566)
Total Financial Derivative Instruments – Liabilities	—	$(627,566)	—	$(627,566)

During the year ended July 31, 2015, there were no transfers in or out of security levels.

See notes to financial statements

Portfolio of investments

Global Equity Income Fund
July 31, 2015 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2015

		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total

Financial Derivative Instruments – Assets
Over-the-Counter
Forward Foreign Currency Contracts	$4,838,009	$—	$—	$—	$—	$4,838,009
Total	$4,838,009	$—	$—	$—	$—	$4,838,009

Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(627,566)	$—	$—	$—	$—	$(627,566)
Total	$(627,566)	$—	$—	$—	$—	$(627,566)

Net	$4,210,443	$—	$—	$—	$—	$4,210,443

Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2015

		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total

Net realized gain/(loss) from financial derivative instruments:
Forward Foreign Currency Contracts	$55,885,815	$—	$—	$—	$—	$55,885,815
Total	$55,885,815	$—	$—	$—	$—	$55,885,815

Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Forward Foreign Currency Contracts	$2,253,013	$—	$—	$—	$—	$2,253,013
Total	$2,253,013	$—	$—	$—	$—	$2,253,013

See notes to financial statements

Portfolio of investments

Global Technology Fund
July 31, 2015

		Value
Shares		(note 2)

Common stocks – 98.81%

	China – 9.19%
28,267	Baidu, Inc., ADR *	$4,880,580
45,836	NetEase.com, Inc., ADR	6,354,245
358,500	Tencent Holdings, Ltd.	6,677,683
188,089	Vipshop Holdings, Ltd. ADR *	3,665,854
72,900	YY, Inc., ADR *	4,309,119
		25,887,481

	Finland – 0.50%
200,228	Nokia Oyj	1,413,960

	France – 1.30%
43,815	Criteo S.A., ADR *	2,332,272
81,349	Orange S.A.	1,334,317
		3,666,589

	Germany – 0.60%
46,641	Siltronic AG *	1,685,253

	Israel – 1.22%
42,457	Check Point Software
	Technologies, Ltd. *	3,429,252

	Italy – 0.26%
559,216	Telecom Italia SpA *	740,062

	Japan – 0.86%
76,800	Alps Electric Co., Ltd.	2,426,046

	Korea – 3.73%
4,462	Samsung Electronics Co., Ltd.	4,518,626
147,273	SK Hynix, Inc.	4,669,340
127,374	Wonik IPS Co., Ltd. *	1,333,446
		10,521,412

	Netherlands – 3.21%
49,092	ASM International N.V.	2,209,719
70,448	NXP Semiconductor N.V. *	6,832,752
		9,042,471

	Singapore – 2.75%
61,993	Avago Technologies, Ltd.	7,757,804

	Switzerland – 1.34%
61,787	TE Connectivity, Ltd.	3,764,064

	Taiwan – 1.64%
157,000	Catcher Technology Co., Ltd.	1,730,548
275,000	MediaTek, Inc.	2,891,849
		4,622,397

	United Kingdom – 3.56%
227,110	BT Group plc	1,647,249
532,806	Just Eat plc *	3,627,768
83,745	Rightmove plc	4,765,639
		10,040,656

	United States – 68.65%
215,440	Activision Blizzard, Inc.	5,556,198
10,971	Amazon.com, Inc. *	5,882,102
187,484	Apple, Inc.	22,741,809
271,016	Applied Materials, Inc.	4,704,838
34,885	Arrow Electronics, Inc. *	2,028,563
78,418	Broadcom Corp., Class A	3,968,735
86,309	CDW Corp.	3,101,082
124,038	Ciena Corp. *	3,156,767
365,051	Cisco Systems, Inc.	10,374,749
61,607	Cognex Corp.	2,788,949
95,480	Cognizant Technology
	Solutions Corp., Class A *	6,024,788
43,053	EPAM Systems, Inc. *	3,190,658
31,825	F5 Networks, Inc. *	4,269,005
126,428	Facebook, Inc., Class A *	11,885,496
69,870	Fidelity National Information
	Services, Inc.	4,571,594
18,662	FleetCor Technologies, Inc. *	2,889,251
17,901	Google, Inc., Class A *	11,769,907
22,488	Google, Inc., Class C *	14,068,718
45,529	Juniper Networks, Inc.	1,293,934
63,056	Lam Research Corp.	4,847,115
8,434	LinkedIn Corp., Class A *	1,714,295
83,156	MasterCard, Inc., Class A	8,099,394
166,007	Mentor Graphics Corp.	4,331,123
224,707	Micron Technology, Inc. *	4,159,327
38,504	Netflix, Inc. *	4,401,392
19,855	Palo Alto Networks, Inc. *	3,689,655
59,935	Red Hat, Inc. *	4,739,660
50,628	SanDisk Corp.	3,052,362
4,188	The Priceline Group, Inc. *	5,208,071
30,725	Towers Watson & Co., Class A	3,895,316
125,476	Visa, Inc., A Shares	9,453,362
207,617	Web.com Group, Inc. *	5,167,587
45,521	Western Digital Corp.	3,917,537
24,682	WEX, Inc. *	2,518,551
		193,461,890

	Total common stocks
	(Cost $200,599,717)	278,459,337

	Total long-term investments
	(Cost $200,599,717)	278,459,337

See notes to financial statements

Portfolio of investments

Global Technology Fund
July 31, 2015 (continued)

		Value
Shares		(note 2)

Short-term investment – 1.66%
4,671,462	Fidelity Institutional
	Treasury Portfolio	$4,671,462
	Total short-term investment
	(Cost $4,671,462)	4,671,462
Total investments – 100.47%
	(Cost $205,271,179)	283,130,799
Net other assets and liabilities – (0.47%)		(1,330,364)
Total net assets – 100.00%		$281,800,435

*	Non-income producing security
ADR	American Depositary Receipts

Other information:

Currency exposure of portfolio assets before any currency hedging, if applicable. Excludes derivatives.	% of total investments
US Dollar	85%
Korean Won	4
British Pound	3
Euro	3
Hong Kong Dollar	2
Taiwan Dollar	2
Japanese Yen	1
100%

Industry concentration as a percentage of net assets:	% of net assets
Internet Software & Services	25.83%
Semiconductors	10.74
Data Processing & Outsourced Services	9.77
Communications Equipment	8.59
Computer Hardware	8.07
Internet Retail	6.80
Semiconductor Equipment	5.24
IT Consulting & Other Services	3.27
Systems Software	2.90
Computer Storage & Peripherals	2.47
Technology Hardware, Storage & Peripherals	2.22
Home Entertainment Software	1.97
Technology Distributors	1.82
Publishing	1.69
Application Software	1.54
Human Resource & Employment Services	1.38
Electronic Manufacturing Services	1.34
Integrated Telecommunication Services	1.32
Electronic Equipment & Instruments	0.99
Electronic Components	0.86
Long-Term Investments	98.81
Short-Term Investment	1.66
Total Investments	100.47
Net Other Assets and Liabilities	(0.47)
100.00%

See notes to financial statements

Portfolio of investments

Global Technology Fund
July 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2015:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets

Common Stocks
China	$25,887,481	$—	$—	$25,887,481
Finland	1,413,960	—	—	1,413,960
France	3,666,589	—	—	3,666,589
Germany	1,685,253	—	—	1,685,253
Israel	3,429,252	—	—	3,429,252
Italy	740,062	—	—	740,062
Japan	2,426,046	—	—	2,426,046
Korea	10,521,412	—	—	10,521,412
Netherlands	9,042,471	—	—	9,042,471
Singapore	7,757,804	—	—	7,757,804
Switzerland	3,764,064	—	—	3,764,064
Taiwan	4,622,397	—	—	4,622,397
United Kingdom	10,040,656	—	—	10,040,656
United States	193,461,890	—	—	193,461,890
Total Common Stocks	278,459,337	—	—	278,459,337
Short-Term Investment	4,671,462	—	—	4,671,462
Total Investments	$283,130,799	$—	$—	$283,130,799

During the year ended July 31, 2015, there were no transfers in or out of security levels.

See notes to financial statements

Portfolio of investments

High Yield Opportunities Fund
July 31, 2015

Face amount			Coupon	Maturity	Value (note 2)

Bank Loans(a) (b) – 1.86%

		United States – 1.86%
USD	500,000	Koppers, Inc. Term Loan A	3.250%	8/15/19	$470,000

		Total bank loans
		(Cost $472,003)			470,000

Corporate bonds – 89.00%

		Canada – 3.89%
USD	275,000	Baytex Energy Corp. (c)	5.625%	6/1/24	237,875
USD	250,000	Garda World Security Corp. (c)	7.250%	11/15/21	235,000
USD	275,000	Masonite International Corp. (c)	5.625%	3/15/23	284,625
USD	250,000	New Gold, Inc. (c)	6.250%	11/15/22	223,750
					981,250

		Luxembourg – 3.04%
USD	269,000	ConvaTec Finance International S.A. (c)	8.250%	1/15/19	266,647
USD	291,000	Intelsat Luxembourg S.A.	7.750%	6/1/21	232,436
USD	250,000	Wind Acquisition Finance S.A. (c)	7.375%	4/23/21	265,625
					764,708

		Netherlands – 2.10%
USD	275,000	Playa Resorts Holding B.V. (c)	8.000%	8/15/20	286,688
USD	250,000	UPCB Finance IV, Ltd. (c)	5.375%	1/15/25	243,125
					529,813

		Puerto Rico – 1.05%
USD	275,000	Popular, Inc.	7.000%	7/1/19	265,031

		Sweden – 1.36%
USD	325,000	Perstorp Holding AB (c)	11.000%	8/15/17	342,875

		United Kingdom – 1.24%
USD	315,000	International Game Technology plc (c)	6.250%	2/15/22	311,456

		United States – 76.32%
USD	265,000	Alere, Inc. (c) (d)	6.375%	7/1/23	276,262
USD	535,000	Argos Merger Sub, Inc. (c)	7.125%	3/15/23	567,100
USD	400,000	Blue Racer Midstream LLC (c)	6.125%	11/15/22	409,000
USD	400,000	BlueLine Rental Finance Corp. (c)	7.000%	2/1/19	400,000
USD	235,000	Cable One, Inc. (c)	5.750%	6/15/22	240,875
USD	275,000	Calpine Corp. (d)	5.750%	1/15/25	269,156
USD	500,000	CCO Holdings LLC (c)	5.875%	5/1/27	496,562
USD	275,000	Century Intermediate Holding Co. 2 (c)	9.750%	2/15/19	287,719
USD	250,000	CenturyLink, Inc.	5.800%	3/15/22	243,750
USD	380,000	Chesapeake Energy Corp.	5.750%	3/15/23	323,000

See notes to financial statements

Portfolio of investments

High Yield Opportunities Fund
July 31, 2015 (continued)

Face amount			Coupon	Maturity	Value (note 2)

		United States (continued)
USD	235,000	CHS/Community Health Systems, Inc.	6.875%	2/1/22	$252,038
USD	250,000	CommScope Technologies Finance LLC (c)	6.000%	6/15/25	247,500
USD	300,000	CONSOL Energy, Inc. (c)	8.000%	4/1/23	249,750
USD	235,000	Dean Foods Co. (c)	6.500%	3/15/23	241,169
USD	395,000	Diamond Foods, Inc. (c)	7.000%	3/15/19	404,875
USD	500,000	Digicel Group, Ltd. (c) (d)	8.250%	9/30/20	496,250
USD	250,000	DISH DBS Corp.	5.875%	11/15/24	243,125
USD	275,000	E*TRADE Financial Corp.	5.375%	11/15/22	287,375
USD	285,000	Eco Services Operations LLC (c)	8.500%	11/1/22	284,287
USD	245,000	EP Energy LLC (c)	6.375%	6/15/23	229,994
USD	285,000	ESH Hospitality, Inc. (c)	5.250%	5/1/25	278,944
USD	250,000	Frontier Communications Corp.	8.500%	4/15/20	259,375
USD	250,000	GCI, Inc.	6.875%	4/15/25	255,625
USD	400,000	Genworth Holdings, Inc. (e)	6.150%	11/15/66	239,000
USD	125,000	Halcon Resources Corp. (c)	8.625%	2/1/20	119,844
USD	275,000	Hexion, Inc.	6.625%	4/15/20	253,344
USD	250,000	Hot Topic, Inc. (c)	9.250%	6/15/21	257,500
USD	265,000	HUB International, Ltd. (c)	7.875%	10/1/21	271,294
USD	875,000	ILFC E-Capital Trust II (c) (e)	6.250%	12/21/65	861,875
USD	550,000	Infor Software Parent LLC/Infor Software Parent, Inc. (c)	7.125%	5/1/21	542,437
USD	250,000	j2 Global, Inc.	8.000%	8/1/20	270,313
USD	250,000	Kindred Healthcare, Inc. (c)	8.750%	1/15/23	276,562
USD	440,000	KLX, Inc. (c)	5.875%	12/1/22	444,400
USD	275,000	MarkWest Energy Partners LP	4.875%	12/1/24	269,500
USD	275,000	Midas Intermediate Holdco II LLC (c)	7.875%	10/1/22	276,375
USD	275,000	Multi-Color Corp. (c)	6.125%	12/1/22	281,875
USD	300,000	NeuStar, Inc.	4.500%	1/15/23	256,500
USD	275,000	Nexstar Broadcasting, Inc. (c)	6.125%	2/15/22	282,562
USD	250,000	Parsley Energy LLC (c)	7.500%	2/15/22	251,875
USD	272,000	Penn Virginia Corp.	8.500%	5/1/20	129,200
USD	250,000	Pinnacle Operating Corp. (c)	9.000%	11/15/20	249,375
USD	275,000	Plastipak Holdings, Inc. (c)	6.500%	10/1/21	277,750
USD	250,000	Platform Specialty Products Corp. (c)	6.500%	2/1/22	260,000
USD	555,000	Post Holdings, Inc. (c)	6.000%	12/15/22	540,431
USD	500,000	RCN Telecom Services LLC (c)	8.500%	8/15/20	524,375
USD	270,000	RHP Hotel Properties LP (c)	5.000%	4/15/23	270,000
USD	275,000	Rice Energy, Inc. (c)	7.250%	5/1/23	271,563
USD	250,000	Rite Aid Corp.	6.750%	6/15/21	266,250
USD	250,000	Sophia Holding Finance LP (c)	9.625%	12/1/18	253,438
USD	275,000	Sprint Corp.	7.125%	6/15/24	252,313
USD	200,000	SS&C Technologies Holdings, Inc. (c)	5.875%	7/15/23	207,500
USD	285,000	Steel Dynamics, Inc.	5.125%	10/1/21	285,712
USD	275,000	SunCoke Energy Partners LP (c)	7.375%	2/1/20	270,875
USD	275,000	Sunoco LP (c)	6.375%	4/1/23	283,937
USD	250,000	Talen Energy Supply LLC (c)	6.500%	6/1/25	245,313
USD	385,000	Tenet Healthcare Corp.	8.125%	4/1/22	432,886
USD	250,000	TMS International Corp. (c)	7.625%	10/15/21	243,617
USD	375,000	TransDigm, Inc.	6.000%	7/15/22	375,937
USD	310,000	Tribune Media Co. (c)	5.875%	7/15/22	320,850
USD	265,000	West Corp. (c)	5.375%	7/15/22	252,744

See notes to financial statements

Portfolio of investments

High Yield Opportunities Fund
July 31, 2015 (continued)

Face amount			Coupon	Maturity	Value (note 2)

		United States (continued)
USD	370,000	XPO Logistics, Inc. (c)	6.500%	6/15/22	$364,912
USD	240,000	Zebra Technologies Corp. (c)	7.250%	10/15/22	263,400
					19,241,365

		Total corporate bonds
		(Cost $22,721,943)			22,436,498

		Total long-term investments
		(Cost $23,193,946)			$22,906,498

Shares

	Short-term investment – 7.85%
1,979,897	Fidelity Institutional Treasury
	Portfolio (d)	1,979,897

	Total short-term investment
	(Cost $1,979,897)	1,979,897

	Total investments – 98.71%
	(Cost $25,173,843)	24,886,395

	Financial Derivative Instruments, net(f)
	(Cost or Premiums, net $23,807) – 0.10%	24,236
	Net other assets and liabilities – 1.19%	300,107

	Total net assets – 100.00%	$25,210,738

(a)
Bank loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended, and may be subject to contractual and legal restrictions on sale. Bank loan interests in the Fund’s portfolio generally have variable rates that adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)
Bank loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(c)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2015, the restricted securities held by the Fund had an aggregate value of $16,774,632, which represented 66.5% of net assets.

(d)	This investment was segregated for open swap contracts and delayed delivery purchases at July 31, 2015.
(e)
Variable or floating rate interest rate security. Includes fixed-to-floating rate corporate bond securities that currently pay a fixed coupon that will move to a floating rate coupon if the bond is not redeemed at the call date.  Rate presented represents rate at July 31, 2015.

(f)	Information with respect to financial derivative instruments is disclosed in the following tables.

See notes to financial statements

Portfolio of investments

High Yield Opportunities Fund
July 31, 2015 (continued)

(f) FINANCIAL DERIVATIVE INSTRUMENTS

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

CREDIT DEFAULT SWAP CONTRACTS

	Reference	Rates received/		Termination	Implied credit	Notional		Upfront premiums paid/		Unrealized appreciation/		Value
Counterparty	entity	(paid	)	date	spread	amount (000s	)	(received	)	(depreciation	)	Asset	Liability
Protection sold:
JP Morgan Chase
Bank, N.A.	Delta Airlines, Inc.	5.00%		9/20/20	2.91%	$250		$23,807		$429		$24,236	$—

	Cost or Premiums, net	Asset	Liability
TOTAL SWAP CONTRACTS	$23,807	$24,236	$—

During the year ended July 31, 2015, average notional value related to swap contracts, including both centrally-cleared and over-the-counter, was approximately $433,450, or 1.7% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2015.

	Financial Derivative Assets		Financial Derivative Liabilities
	Value(1)		Value(1)
	Swap Contracts	Total Over-the- Counter	Swap Contracts	Total Over-the- Counter	Net Value of OTC Derivatives	Collateral (Received) / Pledged	Net Exposure(2)
Amounts subject to a master netting or similar agreement:
JP Morgan
Chase Bank, N.A.	$24,236	$24,236	$—	$—	$24,236	$—	$24,236

(1)	Value on swap contracts is represented by “value” on credit default swaps, which is inclusive of upfront premiums paid/(received).
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$23,807	$24,236	$—

See notes to financial statements

Portfolio of investments

High Yield Opportunities Fund
July 31, 2015 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Oil & Gas Exploration & Production	7.82%
Cable TV	5.97
Telecommunication Services	5.05
Chemicals - Diversified	4.00
Finance-Leasing Company	3.42
Aerospace/Defense-Equipment	3.25
Cellular Telecommunications	2.97
Medical-Hospitals	2.72
Specified Purpose Acquisition	2.25
REITS-Hotels	2.18
Enterprise Software/Services	2.15
Food-Flour & Grain	2.14
Coal	2.06
Telephone-Integrated	1.99
Food-Miscellaneous/Diversified	1.61
Machinery-Construction & Mining	1.59
Transport-Services	1.45
Chemicals - Other	1.36
Television	1.27
Gambling (Non-Hotel)	1.23
Consumer Products - Miscellaneous	1.14
Finance - Investment Banking & Brokerage	1.14
Hotels & Motels	1.14
Building Products-Doors & Windows	1.13
Oil & Gas Refining & Marketing	1.13
Steel-Producers	1.13
Broadcast Services/Programs	1.12
Printing-Commercial	1.12
Auto Repair Centers	1.10
Containers-Paper/Plastic	1.10
Diagnostic Kits	1.10
Medical-Nursing Homes	1.10
Insurance Brokers	1.08
Computer Services	1.07
Independent Power Producer	1.07
Pipelines	1.07
Disposable Medical Products	1.06
Retail-Drug Store	1.06
Commercial Banks-Southern US	1.05
Machinery-General Industrials	1.04
Chemicals - Specialty	1.03
Retail - Apparel/Shoe	1.02
Commercial Banks Non-US	1.00
Agricultural Operations	0.99
Telecommunication Equipment	0.98
Commercial Services	0.97
Electric-Integrated	0.97
Food-Dairy Products	0.96
Multi-line Insurance	0.95
Security Services	0.93
Satellite Telecommunications	0.92
Gold Mining	0.89
Computer Software	0.82
Long-Term Investments	90.86
Short-Term Investment	7.85
Total Investments	98.71
Financial Derivative Instruments	0.10
Net Other Assets and Liabilities	1.19
100.00%

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives.	investments
US Dollar	100%

See notes to financial statements

Portfolio of investments

High Yield Opportunities Fund
July 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2015:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets

Bank Loans
United States	$—	$470,000	$—	$470,000
Total Bank Loans	—	470,000	—	470,000

Corporate Bonds
Canada	—	981,250	—	981,250
Luxembourg	—	764,708	—	764,708
Netherlands	—	529,813	—	529,813
Puerto Rico	—	265,031	—	265,031
Sweden	—	342,875	—	342,875
United Kingdom	—	311,456	—	311,456
United States	—	19,241,365	—	19,241,365
Total Corporate Bonds	—	22,436,498	—	22,436,498
Short-term investment	1,979,897	—	—	1,979,897
Total Investments	$1,979,897	$22,906,498	$—	$24,886,395

Financial Derivative Instruments - Assets
Over-the-counter	—	24,236	—	24,236
Total Financial Derivative Instruments - Assets	$—	$24,236	$—	$24,236

During the year ended July 31, 2015, there were no transfers in or out of security levels.

See notes to financial statements

Portfolio of investments

High Yield Opportunities Fund
July 31, 2015 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2015

		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Financial Derivative Instruments – Assets
Over-the-Counter
Swap Contracts	$—	$—	$—	$24,236	$—	$24,236
Total	$—	$—	$—	$24,236	$—	$24,236
Financial Derivative Instruments – Liabilities
Over-the-Counter
Swap Contracts	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—
Net	$—	$—	$—	$24,236	$—	$24,236

Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2015

		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Swap Contracts	$—	$—	$—	$10,151	$—	$10,151
Total	$—	$—	$—	$10,151	$—	$10,151

		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Swap Contracts	$—	$—	$—	$3,134	$—	$3,134
Total	$—	$—	$—	$3,134	$—	$3,134

See notes to financial statements

Portfolio of investments

International Long/Short Equity Fund
July 31, 2015

		Value
Shares		(note 2)

Common stocks – 54.30%

	Australia – 3.46%
4,500,000	African Petroleum Corp., Ltd. *	$159,761
800	CSL, Ltd.	57,868
		217,629
	Canada – 2.18%
17,132	First Quantum Minerals, Ltd. (a)	136,888

	China – 2.69%
325	Baidu, Inc., ADR (a) *	56,114
38,000	Dongfeng Motor Group Co.,
	Ltd., Class H	43,724
3,700	Tencent Holdings, Ltd.	68,919
		168,757
	Germany – 6.68%
7,223	Deutsche Annington
	Immobilien SE (a)	225,288
3,800	ProSiebenSat.1 Media SE (a)	194,269
		419,557
	Hong Kong – 3.74%
11,000	AIA Group, Ltd.	71,798
7,500	Cheung Kong Property
	Holdings, Ltd. *	62,498
20,000	China Resources Land, Ltd.	56,241
3,000	CK Hutchison Holdings, Ltd.	44,542
		235,079
	India – 1.16%
616	HDFC Bank, Ltd., ADR	38,481
1,160	Tata Motors, Ltd., ADR	34,406
		72,887
	Japan – 24.21%
3,000	Ajinomoto Co., Inc. (a)	69,036
17,000	Asahi Kasei Corp. (a)	129,240
1,400	East Japan Railway Co. (a)	138,379
2,000	Electric Power Development
	Co., Ltd. (a)	69,149
500	Fanuc, Ltd.	83,431
13,000	Fujitsu, Ltd. (a)	68,244

5,900	Hino Motors, Ltd. (a)	76,502
12,000	Hitachi, Ltd. (a)	77,886
5,000	NH Foods, Ltd. (a)	121,636
1,900	Nippon Telegraph and
	Telephone Corp. (a)	73,028
900	NTT Data Corp.	43,063
1,200	Shin-Etsu Chemical Co., Ltd.	71,815
3,200	Sumitomo Mitsui Financial
	Group, Inc. (a)	143,146
45,000	Taiheiyo Cement Corp. (a)	148,505
1,800	Tokio Marine Holdings, Inc. (a)	75,015
2,000	Toyota Motor Corp. (a)	133,183
		1,521,258
	Korea – 0.84%
52	Samsung Electronics Co., Ltd.	52,660
	Spain – 2.63%
16,000	Fomento de Construcciones y
	Contratas S.A. (a) *	164,983
	Switzerland – 4.60%
1,000	Roche Holding AG (a)	288,834
	Taiwan – 1.12%
16,000	Taiwan Semiconductor
	Manufacturing Co., Ltd.	70,697
	United Kingdom – 0.99%
5,406	Clinigen Group plc	62,431

	Total common stocks
	(Cost $3,455,419)	3,411,660

Warrants – —%

	Norway – —%
2,250,000	African Petroleum Corp., Ltd.
	(expires 3/16/17) * (b) (c)	—
	Total Warrants
	(Cost $0)	—
	Total long-term investments
	(Cost $3,455,419)	3,411,660

See notes to financial statements

Portfolio of investments

International Long/Short Equity Fund
July 31, 2015 (continued)

		Value
Shares		(note 2)

	Short-term investment – 53.88%
3,385,039	Fidelity Institutional
	Treasury Portfolio	$3,385,039

	Total short-term investment
	(Cost $3,385,039)	3,385,039

	Total investments – 108.18%(d)
	(Cost $6,840,458)	6,796,699

	Securities sold short(e) – (19.49)%
	(Proceeds $1,250,365)	(1,224,711)

	Financial Derivative Instruments, net(f) – 2.46%
	(Cost or Premiums, net $0)	154,786

	Net other assets and liabilities – 8.85%	555,974

	Total net assets – 100.00%	$6,282,748

*	Non-income producing security
(a)	All or a portion of the security is pledged as collateral for securities sold short.
(b)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
(c)	Fair valued at July 31, 2015 as determined in good faith using procedures approved by the Board of Trustees.
(d)	All or a portion of these securities and short-term investments were segregated for open futures contracts, securities sold short and swap contracts.
(e)	The portfolio of securities sold short is disclosed below.
(f)	Information with respect to financial derivative instruments is disclosed in the tables following the portfolio of securities sold short.
ADR	American Depositary Receipts

		Value
Shares		(note 2)

Securities Sold Short – (19.49)%

	Australia – (0.69)%
(1,400)	Wesfarmers, Ltd.	$(43,440)

	Finland – (2.10)%
(7,500)	Fortum Oyj	(131,790)

	Italy – (0.55)%
(7,500)	Prada SpA	(34,538)

	Japan – (5.59)%
(1,000)	Daikin Industries, Ltd.	(64,711)
(59,000)	Nippon Steel & Sumitomo
	Metal Corp.	(139,532)
(3,000)	Shiseido Co., Ltd.	(72,631)
(13,000)	Sumitomo Chemical Co., Ltd.	(74,265)
		(351,139)

	Netherlands – (2.99)%
(21,000)	CNH Industrial N.V.	(187,966)

	Sweden – (4.94)%
(8,500)	ICA Gruppen AB	(310,175)

	Switzerland – (2.63)%
(1,200)	Kuehne & Nagel
	International AG	(165,663)

Total Securities Sold Short
(Cost $(1,250,365))		$(1,224,711)

See notes to financial statements

Portfolio of investments

International Long/Short Equity Fund
July 31, 2015 (continued)

(f) FINANCIAL DERIVATIVE INSTRUMENTS

EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS

	Number of	Expiration	Current notional	Unrealized appreciation/ (depreciation)
	contracts	date	value	Asset	Liability
Hang Seng Index (Short)	(1)	8/28/15	$158,185	$—	$(1,036)
MSCI Taiwan Index (Short)	(2)	8/28/15	64,360	—	(767)
MSCI Indonesian Index (Short)	(4)	8/28/15	44,720	142	—
S&P CNX Nifty Index (Short)	(3)	8/27/15	51,438	—	(487)
TOPIX Index (Short)	(8)	9/10/15	1,071,529	—	(7,883)
Total				$142	$(10,173)

During the period ended July 31, 2015, average monthly notional value related to futures contracts was approximately $1.0 million, or 15.4% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY

The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of July 31, 2015.

	Unrealized Appreciation		Unrealized Depreciation
	Futures Contracts	Total	Futures Contracts	Total
Total Exchange-Traded or Centrally Cleared	$142	$142	$(10,173)	$(10,173)

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

		Value	Local amount		Current notional	Unrealized appreciation/ (depreciation)
	Counterparty	date	(000’s	)	value	Asset	Liability
Australian Dollar (Short)	BNP Paribas Securities Services	8/26/15	20		$14,237	$164	$—
British Pound (Short)	BNP Paribas Securities Services	8/26/15	146		227,771	—	(1,390)
Canadian Dollar (Short)	BNP Paribas Securities Services	8/26/15	170		129,959	5,006	—
Euro (Short)	BNP Paribas Securities Services	8/26/15	216		237,149	4,067	—
Hong Kong Dollar (Short)	BNP Paribas Securities Services	8/26/15	2,565		330,882	22	—
Japanese Yen (Short)	BNP Paribas Securities Services	8/26/15	147,795		1,192,759	3,216	—
New Taiwan Dollar (Short)	Citibank, N.A.	9/18/15	2,229		70,350	2,277	—
Norwegian Krone (Short)	BNP Paribas Securities Services	8/26/15	1,301		159,187	2,245	—
South Korean Won (Short)	Credit Suisse Securities
	(Europe) Limited	9/18/15	59,025		50,537	2,677	—
Swedish Krona (Long)	BNP Paribas Securities Services	8/26/15	2,554		296,210	—	(6,119)
Swiss Franc (Short)	BNP Paribas Securities Services	8/26/15	119		123,015	2,693	—
Total						$22,367	$(7,509)

During the period ended July 31, 2015, average monthly notional value related to forward foreign currency contracts was approximately $3.6 million, or 57.8% of net assets.

See notes to financial statements

Portfolio of investments

International Long/Short Equity Fund
July 31, 2015 (continued)

EQUITY SWAPS

	Pay/	Underlying	# of	Financing	Termination	Notional	Unrealized appreciation/ (depreciation)
Counterparty	Receive(1)	Reference	Shares	Rate	Date	amount	Asset	Liability
Credit Suisse Securities (Europe) Limited	Receives	Alcatel Lucent	84,000	1-month USD LIBOR plus a specified amount	6/13/16	317,074		$(21,695)
Credit Suisse Securities (Europe) Limited	Receives	Balfour Beatty Plc	17,000	1-month USD LIBOR plus a specified amount	6/13/16	62,574		(87)
Credit Suisse Securities (Europe) Limited	Receives	BG Group Plc	15,000	1-month USD LIBOR plus a specified amount	6/13/16	255,916		(22,029)
Credit Suisse Securities (Europe) Limited	Receives	Clinigen Group Plc	1,094	1-month USD LIBOR plus a specified amount	6/13/16	12,634	$1,771
Credit Suisse Securities (Europe) Limited	Receives	E2V Technologies Plc	25,000	1-month USD LIBOR plus a specified amount	6/13/16	87,452	20,878
Credit Suisse Securities (Europe) Limited	Receives	Grainger Plc	23,000	1-month USD LIBOR plus a specified amount	6/13/16	85,808	13,873
Credit Suisse Securities (Europe) Limited	Receives	Inmarsat Plc	16,038	1-month USD LIBOR plus a specified amount	6/13/16	222,406	17,563
Credit Suisse Securities (Europe) Limited	Receives	Interserve Plc	8,000	1-month USD LIBOR plus a specified amount	6/13/16	80,644	8,227
Credit Suisse Securities (Europe) Limited	Receives	Kingfisher Plc	40,000	1-month USD LIBOR plus a specified amount	6/13/16	225,315	22,433
Credit Suisse Securities (Europe) Limited	Receives	Laird Plc	13,000	1-month USD LIBOR plus a specified amount	6/13/16	80,008	17,254
Credit Suisse Securities (Europe) Limited	Receives	NMC Health Plc	6,000	1-month USD LIBOR plus a specified amount	6/13/16	82,361	33,485
Credit Suisse Securities (Europe) Limited	Receives	Optimal Payments Plc	17,000	1-month USD LIBOR plus a specified amount	6/13/16	70,087		(6,533)
Credit Suisse Securities (Europe) Limited	Receives	Paragon Group Companies Plc	10,500	1-month USD LIBOR plus a specified amount	6/13/16	67,131	219
Credit Suisse Securities (Europe) Limited	Receives	Playtech Plc	6,000	1-month USD LIBOR plus a specified amount	6/13/16	84,938	22,207
Credit Suisse Securities (Europe) Limited	Receives	Rexel SA	10,700	1-month USD LIBOR plus a specified amount	6/13/16	168,690	658
Credit Suisse Securities (Europe) Limited	Receives	Talktalk Telecom Group	35,000	1-month USD LIBOR plus a specified amount	6/13/16	164,739		(1,035)
Credit Suisse Securities (Europe) Limited	Receives	Victrex Plc	2,500	1-month USD LIBOR plus a specified amount	6/13/16	75,584		(862)
Credit Suisse Securities (Europe) Limited	Pays	Afren Plc (a)(b)	(950,000)	1-month USD LIBOR less a specified amount	6/13/16	(26,482)	39,622
Credit Suisse Securities (Europe) Limited	Pays	AO World Plc	(37,000)	1-month USD LIBOR less a specified amount	6/13/16	(71,937)	31,228
Credit Suisse Securities (Europe) Limited	Pays	Avanti Communications Group	(15,500)	1-month USD LIBOR less a specified amount	6/13/16	(49,742)	10,161
Credit Suisse Securities (Europe) Limited	Pays	Carillion Plc	(16,000)	1-month USD LIBOR less a specified amount	6/13/16	(86,403)		(1,853)
Credit Suisse Securities (Europe) Limited	Pays	Fenner Plc	(22,000)	1-month USD LIBOR less a specified amount	6/13/16	(57,375)	12,054
Credit Suisse Securities (Europe) Limited	Pays	Game Digital Plc	(15,000)	1-month USD LIBOR less a specified amount	6/13/16	(60,904)	1,558
Credit Suisse Securities (Europe) Limited	Pays	Hargreaves Lansdown Plc	(10,000)	1-month USD LIBOR less a specified amount	6/13/16	(187,086)		(37,454)
Credit Suisse Securities (Europe) Limited	Pays	Mitie Group Plc	(16,000)	1-month USD LIBOR less a specified amount	6/13/16	(80,456)		(12,487)
Credit Suisse Securities (Europe) Limited	Pays	Serco Group Plc	(10,000)	1-month USD LIBOR less a specified amount	6/13/16	(20,130)	7,765
Credit Suisse Securities (Europe) Limited	Pays	Utilitywise Plc	(10,000)	1-month USD LIBOR less a specified amount	6/13/16	(35,410)		(2,970)
Credit Suisse Securities (Europe) Limited	Pays	Woodford Patient Capital Trust	(100,000)	1-month USD LIBOR less a specified amount	6/13/16	(179,590)		(3,992)
Total							$260,956	$(110,997)

(1)
Receive indicates the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay indicates the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(a)	The contract has been deemed illiquid by the Adviser according to policies and procedures adopted by the Board of Trustees.
(b)	Fair valued at July 31, 2015 as determined in good faith using procedures approved by the Board of Trustees.

See notes to financial statements

Portfolio of investments

International Long/Short Equity Fund
July 31, 2015 (continued)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2015.

	Financial Derivative Assets			Financial Derivative Liabilities
	Unrealized Appreciation	Value(1)		Unrealized Depreciation	Value(1)
	Forward Foreign Currency Contracts	Swap Contracts	Total Over-the- Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over-the- Counter	Net Value of OTC Derivatives	Collateral (Received) / Pledged(3)	Net Exposure(2)
Amounts subject to a master netting or similar agreement:
BNP Paribas
Securities Services	$17,413	$—	$17,413	$(7,509)	$—	$(7,509)	$9,904	$—	$9,904
Citibank, N.A.	2,277	—	2,277	—	—	—	2,277	—	2,277
Credit Suisse Securities
(Europe) Limited	2,677	260,956	263,633	—	(110,997)	(110,997)	152,636	230,000	382,636
	$22,367	$260,956	$283,323	$(7,509)	$(110,997)	$(118,506)	$164,817	$230,000	$394,817

(1)	Value on swap contracts is represented by “unrealized appreciation/(depreciation)” on equity swaps.
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements.

(3)	Cash collateral (received)/pledged is included on the Statement of Assets and Liabilities.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$283,465	$(128,679)

See notes to financial statements

Portfolio of investments

International Long/Short Equity Fund
July 31, 2015 (continued)

Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of net
Excludes derivatives.	investments
US Dollar	52%
Japanese Yen	22
Euro	9
Hong Kong Dollar	5
Swiss Franc	4
Norwegian Krona	2
Canadian Dollar	2
Taiwan Dollar	1
British Pound	1
Australian Dollar	1
South Korean Won	1
100%

Industry concentration as	% of net
a percentage of net assets:	assets
Pharmaceuticals	4.60%
Real Estate Operating Companies	3.59
Automobile Manufacturers	3.36
Broadcasting	3.09
Packaged Foods & Meats	3.04
Diversified Banks	2.89
Construction & Engineering	2.63
Real Estate Development	2.60
Oil & Gas Exploration & Production	2.54
Construction Materials	2.36
Railroads	2.20
Diversified Metals & Mining	2.18
Commodity Chemicals	2.06
Internet Software & Services	1.99
IT Consulting & Other Services	1.77
Industrial Machinery	1.33
Electronic Equipment & Instruments	1.24
Construction & Farm Machinery & Heavy Trucks	1.22
Property & Casualty Insurance	1.19
Integrated Telecommunication Services	1.16
Specialty Chemicals	1.14
Life & Health Insurance	1.14
Semiconductors	1.13
Independent Power Producers & Energy Traders	1.10
Life Sciences Tools & Services	0.99
Biotechnology	0.92
Technology Hardware, Storage & Peripherals	0.84
Long-Term Investments	54.30
Short-Term Investment	53.88
Total Investments	108.18
Securities Sold Short
Building Products	(1.03)
Chemicals	(1.18)
Electric Utilities	(2.10)
Food & Staples Retailing	(5.63)
Machinery	(2.99)
Marine	(2.64)
Metals & Mining	(2.22)
Personal Products	(1.15)
Textiles, Apparel & Luxury Goods	(0.55)
Financial Derivative Instruments	2.46
Net Other Assets and Liabilities	8.85
100.00%

See notes to financial statements

Portfolio of investments

International Long/Short Equity Fund
July 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2015:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets
Common Stocks
Australia	$217,629	$—	$—	$217,629
Canada	136,888	—	—	136,888
China	168,757	—	—	168,757
Germany	419,557	—	—	419,557
Hong Kong	235,079	—	—	235,079
India	72,887	—	—	72,887
Japan	1,521,258	—	—	1,521,258
Korea	52,660	—	—	52,660
Spain	164,983	—	—	164,983
Switzerland	288,834	—	—	288,834
Taiwan	70,697	—	—	70,697
United Kingdom	62,431	—	—	62,431
Total common stocks	3,411,660	—	—	3,411,660
Warrants
Norway	—	— *	—	—
Total Warrants	—	—	—	—
Short-Term Investment	3,385,039	—	—	3,385,039
Total Investments	$6,796,699	$—	$—	$6,796,699
Liabilities
Securities Sold Short
Australia	$(43,440)	$—	$—	$(43,440)
Finland	(131,790)	—	—	(131,790)
Italy	(34,538)	—	—	(34,538)
Japan	(351,139)	—	—	(351,139)
Netherlands	(187,966)	—	—	(187,966)
Sweden	(310,175)	—	—	(310,175)
Switzerland	(165,663)	—	—	(165,663)
Total Securities Sold Short	(1,224,711)	—	—	(1,224,711)
Financial Derivative Instruments – Assets
Exchange-traded or centrally-cleared	$142	$—	$—	$142
Over-the-counter	—	283,323	—	283,323
Total Financial Derivative Instruments – Assets	$142	$283,323	$—	$283,465
Financial Derivative Instruments – Liabilities
Exchange-traded or centrally-cleared	$(10,173)	$—	$—	$(10,173)
Over-the-counter	—	(118,506)	—	(118,506)
Total Financial Derivative Instruments – Liabilities	$(10,173)	$(118,506)	$—	$(128,679)

*	Fund held a level 2 security that was fair valued at $0 at July 31, 2015.

During the period ended July 31, 2015, there were no transfers in or out of security levels.

See notes to financial statements

Portfolio of investments

International Long/Short Equity Fund
July 31, 2015 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2015

		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Financial Derivative Instruments – Assets
Exchange-Traded or Centrally-Cleared
Futures	$—	$142	$—	$—	$—	$142
	$—	$142	$—	$—	$—	$142
Over-the-Counter
Forward Foreign Currency Contracts	$22,367	$—	$—	$—	$—	$22,367
Swap Contracts	—	260,956	—	—	—	260,956
	$22,367	$260,956	$—	$—	$—	$283,323
Total	$22,367	$261,098	$—	$—	$—	$283,465
Financial Derivative Instruments – Liabilities
Exchange-Traded or Centrally-Cleared
Futures Contracts	$—	$(10,173)	$—	$—	$—	$(10,173)
	$—	$(10,173)	$—	$—	$—	$(10,173)
Over-the-Counter
Forward Foreign Currency Contracts	$(7,509)	$—	$—	$—	$—	$(7,509)
Swap Contracts	—	(110,997)	—	—	—	(110,997)
	$(7,509)	$(110,997)	$—	$—	$—	$(118,506)
Total	$(7,509)	$(121,170)	$—	$—	$—	$(128,679)
Net	$14,858	$139,928	$—	$—	$—	$154,786

Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended July 31, 2015

		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Net realized gain/(loss) on financial derivative instruments
Futures Contracts	$—	$(76,919)	$—	$—	$—	$(76,919)
Forward Foreign Currency Contracts	34,909	—	—	—	—	34,909
Swap Contracts	—	106,452	—	—	—	106,452
	$34,909	$29,533	$—	$—	$—	$64,442
Net change in unrealized appreciation/(depreciation) on financial derivative instruments
Futures Contracts	$—	$(10,031)	$—	$—	$—	$(10,031)
Forward Foreign Currency Contracts	14,858	—	—	—	—	14,858
Swap Contracts	—	149,959	—	—	—	149,959
	$14,858	$139,928	$—	$—	$—	$154,786

See notes to financial statements

Portfolio of investments

International Opportunities Fund
July 31, 2015

		Value
Shares		(note 2)
Common stocks – 92.84%

	Australia – 0.79%
494,872	CSL, Ltd.	$35,796,463

	Brazil – 0.54%
291,420	Embraer S.A., ADR	8,116,047
987,000	Localiza Rent a Car S.A.	8,100,206
827,000	TOTVS S.A.	8,468,178
		24,684,431
	Chile – 0.11%
505,000	Empresa Nacional de
	Telecomunicaciones S.A.	5,199,732

	China – 2.03%
346,034	Baidu, Inc., ADR *	59,746,231
28,172,000	Dongfeng Motor Group
	Co., Ltd., Class H	32,415,443
		92,161,674

	Colombia – 0.15%
793,605	Grupo Aval Acciones y
	Valores S.A.	6,864,683

	Finland – 2.02%
13,000,000	Nokia Oyj	91,802,767

	France – 15.48%
1,613,983	Accor S.A.	79,189,019
20,393,378	Alcatel-Lucent *	76,978,625
8,180,601	Credit Agricole S.A.	128,880,500
648,789	L’Oreal S.A.	121,379,981
1,106,750	Renault S.A.	101,833,656
4,948,064	Rexel S.A.	78,008,145
1,249,369	Sodexo	116,438,124
		702,708,050

	Germany – 10.83%
510,812	Continental AG	114,191,465
3,972,380	Deutsche Post AG	120,060,643
2,066,348	Fresenius SE & Co., KGaA	142,584,387
2,250,000	ProSiebenSat.1 Media SE	115,028,022
		491,864,517
	Hong Kong – 3.92%
5,685,400	AIA Group, Ltd.	37,109,147
5,004,000	Cheung Kong Property
	Holdings, Ltd. *	41,698,386
2,522,500	China Mobile, Ltd.	32,961,734
10,572,000	China Resources Land, Ltd.	29,729,190
2,461,000	CK Hutchison Holdings, Ltd.	36,538,976
		178,037,433

	India – 1.34%
1,352,905	Housing Development
	Finance Corp., Ltd.	28,210,929
1,095,287	Tata Motors, Ltd., ADR	32,486,212
		60,697,141

	Ireland – 0.71%
398,178	ICON plc *	32,172,782

	Japan – 19.00%
708,500	Chugai Pharmaceutical
	Co., Ltd.	25,782,346
1,691,700	Denso Corp.	83,946,867
463,600	East Japan Railway Co.	45,823,214
782,500	Electric Power Development
	Co., Ltd.	27,054,605
272,100	Fanuc, Ltd.	45,403,058
5,579,000	Fujitsu, Ltd.	29,287,105
11,974,000	Hitachi, Ltd.	77,717,236
14,771,000	Mitsubishi Heavy
	Industries, Ltd.	78,208,175
1,267,800	Nippon Telegraph &
	Telephone Corp.	48,728,489
1,501,500	NTT Data Corp.	71,843,265
2,146,300	Seven & I Holdings Co., Ltd.	99,127,940
1,908,000	Sompo Japan Nipponkoa
	Holdings, Inc.	67,307,669
2,992,000	Sumitomo Electric
	Industries, Ltd.	44,650,051
2,014,200	Sumitomo Mitsui Financial
	Group, Inc.	90,101,463
547,000	Takeda Pharmaceutical
	Co., Ltd.	27,540,888
		862,522,371

	Korea – 1.40%
39,344	Samsung Electronics
	Co., Ltd.	39,843,302
742,270	SK Hynix, Inc.	23,533,921
		63,377,223

	Mexico – 0.40%
5,225,000	Grupo Financiero Santander
	Mexico S.A.B. de C.V., Class B	9,326,361
3,230,000	Grupo Mexico S.A.B. de C.V.,
	Series B	8,822,486
		18,148,847

See notes to financial statements

Portfolio of investments

International Opportunities Fund
July 31, 2015 (continued)

		Value
Shares		(note 2)

	Netherlands – 4.76%
7,429,194	ING Groep N.V.	$126,384,719
4,500,000	Koninklijke Ahold N.V.	89,576,064
		215,960,783

	Panama – 0.12%
73,700	Copa Holdings S.A., Class A	5,566,561

	Philippines – 0.49%
1,300,000	Ayala Corp.	22,171,204

	Russia – 0.03%
550,000	TCS Group Holdings
	plc, GDR (a)	1,482,250

	Singapore – 0.67%
2,072,000	DBS Group Holdings, Ltd.	30,479,251

	Spain – 3.38%
2,890,374	Amadeus IT Holding
	S.A., A Shares	126,053,636
4,000,000	Banco Santander S.A.	27,605,627
		153,659,263

	Sweden – 1.20%
3,750,000	Lundin Petroleum AB *	54,380,271

	Switzerland – 4.96%
620,785	Roche Holding AG	179,303,625
2,000,000	UBS Group AG *	46,051,951
		225,355,576

	Taiwan – 1.09%
2,241,860	Taiwan Semiconductor
	Manufacturing Co.,
	Ltd., ADR	49,567,525

	United Kingdom – 14.24%
34,000,000	Barclays plc	153,421,265
7,500,000	BG Group plc	127,957,767
199,733	Delphi Automotive plc	15,595,153
17,000,000	Kingfisher plc	95,758,868
16,604,420	Standard Life plc	117,827,313
35,963,773	Vodafone Group plc	135,829,869
		646,390,235

	United States – 3.18%
228,289	Apple, Inc.	27,691,456
312,722	Cardinal Health, Inc.	26,575,115

571,418	Cognizant Technology
	Solutions Corp., Class A *	36,056,476
338,411	MasterCard, Inc., Class A	32,961,231
17,047	The Priceline Group, Inc. *	21,199,138
		144,483,416

	Total common stocks
	(Cost $3,584,405,706)	4,215,534,449

Preferred stock – 0.46%

	Brazil – 0.46%
425,000	Cia Brasileira de Distribuicao	9,309,423
1,321,265	Itau Unibanco Holding S.A.	11,607,544
		20,916,967

	Total preferred stock
	(Cost $35,076,003)	20,916,967

	Total long-term investments
	(Cost $3,619,481,709)	4,236,451,416

Short-term investment – 6.04%
274,277,510	Fidelity Institutional
	Treasury Portfolio	274,277,510
	Total short-term investment
	(Cost $274,277,510)	274,277,510

Total investments – 99.34%
	(Cost $3,893,759,219)	4,510,728,926

Financial Derivative Instruments, net (b)
(Cost or Premiums, net $0) – 0.12%		5,472,041

Net other assets and liabilities – 0.54%		24,703,605

Total net assets – 100.00%		$4,540,904,572

*	Non-income producing security
(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2015, the restricted securities held by the Fund had an aggregate value of $1,482,250, which represented 0.0% of net assets.

(b)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See notes to financial statements

Portfolio of investments

International Opportunities Fund
July 31, 2015 (continued)

(b) FINANCIAL DERIVATIVE INSTRUMENTS

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

		Value	Local amount		Current notional	Unrealized appreciation/ (depreciation)
	Counterparty	date	(000’s	)	value	Asset	Liability
Japanese Yen (Short)	JP Morgan
	Chase Bank, N.A.	8/13/15	9,573,400		$77,251,488	$2,748,512	$—
Japanese Yen (Short)	Barclays Bank plc	8/13/15	9,576,496		77,276,471	2,723,529	—
Total						$5,472,041	$—

During the year ended July 31, 2015, average monthly notional value related to forward foreign currency contracts was approximately $486.4 million, or 10.7% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2015.

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized Appreciation		Unrealized Depreciation
	Forward Foreign Currency Contracts	Total Over-the- Counter	Forward Foreign Currency Contracts	Total Over-the- Counter	Net Value of Over-the- Counter Derivatives	Collateral (Received) / Pledged	Net Exposure(1)
Amounts subject to a master netting agreement:
Barclays Bank plc	$2,723,529	$2,723,529	$—	$—	$2,723,529	$—	$2,723,529
JP Morgan Chase
Bank, N.A.	2,748,512	2,748,512	—	—	2,748,512	—	2,748,512
	$5,472,041	$5,472,041	$—	$—	$5,472,041	$—	$5,472,041

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$5,472,041	$—

See notes to financial statements

Portfolio of investments

International Opportunities Fund
July 31, 2015 (continued)

Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives.	investments
Euro	37%
Japanese Yen	19
British Pound	14
US Dollar	14
Swiss Franc	5
Hong Kong Dollar	5
South Korean Won	1
Swedish Krona	1
Brazilian Real	1
Australian Dollar	1
Singapore Dollar	1
Indian Rupee	1
Philippine Peso	0 *
Mexican Peso	0 *
Chilean Peso	0 *
100%

*	Less than 0.05% of total investments.

Industry concentration as	% of net
a percentage of net assets:	assets
Diversified Banks	12.88%
Auto Parts & Equipment	5.69
Pharmaceuticals	5.12
Food Retail	4.16
Wireless Telecommunication Services	3.83
Communications Equipment	3.72
Data Processing & Outsourced Services	3.50
Life & Health Insurance	3.41
Health Care Equipment	3.14
IT Consulting & Other Services	3.02
Automobile Manufacturers	2.96
Integrated Oil & Gas	2.82
Industrial Machinery	2.72
Personal Products	2.67
Air Freight & Logistics	2.64
Restaurants	2.56
Broadcasting	2.53
Real Estate Development	2.38
Home Improvement Retail	2.11
Hotels, Resorts & Cruise Lines	1.74
Trading Companies & Distributors	1.72
Electronic Equipment & Instruments	1.71
Semiconductors	1.61
Technology Hardware, Storage & Peripherals	1.49
Property & Casualty Insurance	1.48
Internet Software & Services	1.32
Oil & Gas Exploration & Production	1.20
Integrated Telecommunication Services	1.07
Diversified Capital Markets	1.01
Railroads	1.01
Biotechnology	0.79
Construction & Farm Machinery & Heavy Trucks	0.72
Life Sciences Tools & Services	0.71
Thrifts & Mortgage Finance	0.62
Independent Power Producers & Energy Traders	0.60
Health Care Distributors	0.59
Multi-Sector Holdings	0.49
Internet Retail	0.47
Hypermarkets & Super Centers	0.20
Diversified Metals & Mining	0.19
Systems Software	0.19
Aerospace & Defense	0.18
Rental Auto/Equipment	0.18
Airlines	0.12
Regional Banks	0.03
Long-Term Investments	93.30
Short-Term Investment	6.04
Total Investments	99.34
Financial Derivative Instruments	0.12
Net Other Assets and Liabilities	0.54
100.00%

See notes to financial statements

Portfolio of investments

International Opportunities Fund
July 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2015:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets
Common Stocks
Australia	$35,796,463	$—	$—	$35,796,463
Brazil	24,684,431	—	—	24,684,431
Chile	5,199,732	—	—	5,199,732
China	92,161,674	—	—	92,161,674
Colombia	6,864,683	—	—	6,864,683
Finland	91,802,767	—	—	91,802,767
France	702,708,050	—	—	702,708,050
Germany	491,864,517	—	—	491,864,517
Hong Kong	178,037,433	—	—	178,037,433
India	60,697,141	—	—	60,697,141
Ireland	32,172,782	—	—	32,172,782
Japan	862,522,371	—	—	862,522,371
Korea	63,377,223	—	—	63,377,223
Mexico	18,148,847	—	—	18,148,847
Netherlands	215,960,783	—	—	215,960,783
Panama	5,566,561	—	—	5,566,561
Philippines	22,171,204	—	—	22,171,204
Russia	1,482,250	—	—	1,482,250
Singapore	30,479,251	—	—	30,479,251
Spain	153,659,263	—	—	153,659,263
Sweden	54,380,271	—	—	54,380,271
Switzerland	225,355,576	—	—	225,355,576
Taiwan	49,567,525	—	—	49,567,525
United Kingdom	646,390,235	—	—	646,390,235
United States	144,483,416	—	—	144,483,416
Total Common Stocks	4,215,534,449	—	—	4,215,534,449
Preferred stock
Brazil	20,916,967	—	—	20,916,967
Total Preferred Stock	20,916,967	—	—	20,916,967
Short-term investment	274,277,510	—	—	274,277,510
Total Investments	$4,510,728,926	$—	$—	$4,510,728,926
Financial Derivative Instruments – Assets
Over-the-Counter	—	5,472,041	—	5,472,041
Total Financial Derivative Instruments – Assets	$—	$5,472,041	$—	$5,472,041

On July 31, 2014, substantially all of the common stocks held by the Fund in the Asian and Australian markets were fair valued using the independent statistical fair value pricing service as described in Note 2 in accordance with the fair value pricing procedures approved by the Board, and were therefore valued using Level 2 inputs. On July 31, 2015, substantially all of the common stocks in the Fund were valued at the last reported sale price or official closing price as the Trust’s fair value pricing procedures did not require the use of the independent statistical fair value pricing service. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks valued at $556,653,971 on July 31, 2015 were transferred from Level 2 to Level 1.

See notes to financial statements

Portfolio of investments

International Opportunities Fund
July 31, 2015 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2015
		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Financial Derivative Instruments – Assets
Over-the-Counter
Forward Foreign Currency Contracts	$5,472,041	$—	$—	$—	$—	$5,472,041
Total	$5,472,041	$—	$—	$—	$—	$5,472,041
Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—
Net	$5,472,041	$—	$—	$—	$—	$5,472,041

Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2015

		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Forward Foreign Currency Contracts	$88,556,113	$—	$—	$—	$—	$88,556,113
Total	$88,556,113	$—	$—	$—	$—	$88,556,113
Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Forward Foreign Currency Contracts	$(9,840,716)	$—	$—	$—	$—	$(9,840,716)
Total	$(9,840,716)	$—	$—	$—	$—	$(9,840,716)

See notes to financial statements

Portfolio of investments

International Select Equity Fund
July 31, 2015

		Value
Shares		(note 2)
Common stocks – 95.07%

	Belgium – 2.99%
2,408	KBC Groep N.V.	$167,826

	Canada – 2.76%
4,800	Gildan Activewear, Inc.	154,807

	France – 11.64%
46,892	Alcatel-Lucent *	177,003
9,945	Orange S.A.	163,121
10,103	Rexel S.A.	159,278
3,100	Total S.A.	153,461
		652,863

	Germany – 5.95%
1,175	Bayer AG	173,307
1,600	Bayerische Motoren
	Werke AG	160,432
		333,739

	Hong Kong – 2.92%
25,101	AIA Group, Ltd.	163,837

	India – 1.46%
8,154	ICICI Bank, Ltd.	82,111

	Israel – 2.89%
2,350	Teva Pharmaceutical Industries,
	Ltd., ADR	162,197

	Italy – 4.05%
11,000	Mediaset SpA	55,741
25,847	UniCredit SpA	171,312
		227,053

	Japan – 20.79%
35,390	Ebara Corp.	160,766
4,700	FUJIFILM Holdings Corp.	186,563
4,500	Japan Tobacco, Inc.	174,775
6,916	NTT DoCoMo, Inc.	145,898
3,000	SoftBank Group Corp.	166,563
3,800	Sumitomo Mitsui Financial
	Group, Inc.	169,986
1,842	Tsuruha Holdings, Inc.	161,854
		1,166,405

	Korea – 2.11%
3,300	Shinhan Financial Group
	Co., Ltd.	118,446

	Netherlands – 2.95%
1,660	ASML Holding N.V.	165,245

	Portugal – 1.97%
10,700	CTT-Correios de Portugal S.A.	110,462

	Spain – 2.95%
5,100	Grifols S.A., ADR	165,495

	Switzerland – 6.09%
4,113	Clariant AG *	82,064
659	Dufry AG *	91,454
1,620	Novartis AG	168,320
		341,838

	United Kingdom – 20.49%
9,800	BG Group plc	167,198
26,550	DS Smith plc	166,055
39,000	ITV plc	170,959
123,000	Lloyds Banking Group plc	159,813
69,130	Rentokil Initial plc	158,589
45,000	Vodafone Group plc	169,958
6,849	WPP plc	157,227
		1,149,799

	United States – 3.06%
2,725	Cognizant Technology
	Solutions Corp., Class A *	171,948
	Total common stocks
	(Cost $5,008,709)	5,334,071
	Total long-term investments
	(Cost $5,008,709)	5,334,071
Short-term investment – 3.61%

202,749	Fidelity Institutional
	Treasury Portfolio	202,749
	Total short-term investment
	(Cost $202,749)	202,749
Total investments – 98.68%
	(Cost $5,211,458)	5,536,820
Net other assets and liabilities – 1.32%		73,863
Total net assets – 100.00%		$5,610,683

*	Non-income producing security
ADR	American Depositary Receipts

See notes to financial statements

Portfolio of investments

International Select Equity Fund
July 31, 2015 (continued)

Other information:

Currency exposure of portfolio assets
before any currency hedging, if applicable.	% of total
Excludes derivatives.	investments
Euro	30%
Japanese Yen	21
British Pound	21
US Dollar	14
Swiss Franc	6
Hong Kong Dollar	3
Canadian Dollar	3
South Korean Won	2
100%

Industry concentration as	% of net
a percentage of net assets:	assets

Diversified Banks	15.50%
Pharmaceuticals	8.98
Wireless Telecommunication Services	8.60
Integrated Oil & Gas	5.72
Broadcasting	4.04
Electronic Equipment & Instruments	3.32
Communications Equipment	3.15
Tobacco	3.11
IT Consulting & Other Services	3.06
Paper Packaging	2.96
Biotechnology	2.95
Semiconductor Equipment	2.95
Life & Health Insurance	2.92
Integrated Telecommunication Services	2.91
Drug Retail	2.88
Industrial Machinery	2.87
Automobile Manufacturers	2.86
Trading Companies & Distributors	2.84
Environmental & Facilities Services	2.83
Advertising	2.80
Apparel, Accessories & Luxury Goods	2.76
Air Freight & Logistics	1.97
Specialty Stores	1.63
Specialty Chemicals	1.46
Long-Term Investments	95.07
Short-Term Investment	3.61
Total Investments	98.68
Net Other Assets and Liabilities	1.32
100.00%

See notes to financial statements

Portfolio of investments

International Select Equity Fund
July 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2015:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets
Common Stocks
Belgium	$167,826	$—	$—	$167,826
Canada	154,807	—	—	154,807
France	652,863	—	—	652,863
Germany	333,739	—	—	333,739
Hong Kong	163,837	—	—	163,837
India	82,111	—	—	82,111
Israel	162,197	—	—	162,197
Italy	227,053	—	—	227,053
Japan	1,166,405	—	—	1,166,405
Korea	118,446	—	—	118,446
Netherlands	165,245	—	—	165,245
Portugal	110,462	—	—	110,462
Spain	165,495	—	—	165,495
Switzerland	341,838	—	—	341,838
United Kingdom	1,149,799	—	—	1,149,799
United States	171,948	—	—	171,948
Total Common Stocks	5,334,071	—	—	5,334,071
Short-term investment	202,749	—	—	202,749
Total Investments	$5,536,820	$—	$—	$5,536,820

During the period ended July 31, 2015, there were no transfers in or out of security levels.

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2015

Face amount			Coupon	Maturity	Value (note 2)

Bank Loans(a) (b) – 4.14%

		Austria – 0.60%
USD	162,588	Constantia Flexibles Group GmbH, Term Loan B	4.750%	4/29/22	$163,046
USD	834,912	Constantia Flexibles Group GmbH, Term Loan B-2	4.750%	4/29/22	837,262
					1,000,308

		France – 0.65%
EUR	995,238	Horizon Holdings III SASU, Term Loan B (c)	5.000%	7/24/22	1,094,956

		Germany – 0.80%
EUR	317,647	Kirk Beauty Zero GmbH, Term Loan B (c)	6.000%	8/13/22	350,544
USD	997,500	Siemens Audiology Solutions, Term Loan B	5.500%	1/17/22	1,001,655
					1,352,199

		Switzerland – 0.60%
USD	1,000,000	Intertrust Group Holding B.V., Second Lien Term Loan	8.000%	4/15/22	1,004,690

		United States – 1.49%
USD	1,000,000	Delta 2 Lux Sarl, Term Loan B-3	4.750%	7/30/21	999,690
USD	1,492,500	Travelport Finance (Luxembourg) Sarl, Term Loan B	6.000%	9/2/21	1,499,649
					2,499,339
		Total bank loans
		(Cost $6,920,281)			6,951,492

Corporate bonds – 71.18%

		Canada – 0.68%
USD	83,000	Valeant Pharmaceuticals International, Inc. (d)	7.500%	7/15/21	90,263
USD	273,000	Valeant Pharmaceuticals International, Inc. (d)	6.125%	4/15/25	285,967
USD	320,000	Valeant Pharmaceuticals International, Inc. (d)	5.500%	3/1/23	328,000
EUR	405,000	Valeant Pharmaceuticals International, Inc. (d)	4.500%	5/15/23	438,787
					1,143,017

		France – 6.92%
GBP	600,000	AXA S.A. (e)	6.686%	7/6/26	1,058,425
GBP	800,000	AXA S.A. (f)	5.625%	1/16/54	1,334,830
USD	82,000	BNP Paribas S.A. (e)	6.250%	10/17/15	83,424
USD	34,000	BNP Paribas S.A. (e)	6.500%	9/6/15	34,553
USD	2,000,000	BNP Paribas S.A. (d) (e)	7.195%	6/25/37	2,362,500
EUR	120,000	Loxam SAS (d)	7.000%	7/23/22	135,903
EUR	416,000	Loxam SAS	7.000%	7/23/22	471,131
USD	520,000	Numericable-SFR SAS (d)	6.000%	5/15/22	530,400
USD	770,000	Numericable-SFR SAS (d)	6.250%	5/15/24	784,977
EUR	700,000	Oberthur Technologies Holding SAS	9.250%	4/30/20	833,160
EUR	1,800,000	Orange S.A. (e)	4.250%	2/7/20	2,100,404
GBP	200,000	Orange S.A. (e)	5.750%	4/1/23	322,812
EUR	1,340,000	Sodexo	2.500%	6/24/26	1,573,750
					11,626,269

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2015 (continued)

Face amount			Coupon	Maturity	Value (note 2)

		Germany – 0.98%
EUR	300,000	Trionista TopCo GmbH	6.875%	4/30/21	$349,949
EUR	850,000	Unitymedia GmbH (d)	3.750%	1/15/27	890,245
USD	200,000	Unitymedia Hessen GmbH & Co. KG (d)	5.000%	1/15/25	197,500
EUR	200,000	Unitymedia Hessen GmbH & Co. KG (d)	3.500%	1/15/27	212,264
					1,649,958

		Ireland – 1.96%
EUR	850,000	Ardagh Packaging Finance plc	9.250%	10/15/20	989,524
USD	223,000	Ardagh Packaging Finance plc (d)	6.000%	6/30/21	223,279
GBP	900,000	PGH Capital, Ltd.	5.750%	7/7/21	1,524,659
GBP	350,000	PGH Capital, Ltd.	6.625%	12/18/25	558,394
					3,295,856

		Italy – 1.18%
GBP	1,000,000	Assicurazioni Generali SpA (e)	6.269%	6/16/26	1,620,603
EUR	300,000	Cerved Group SpA	8.000%	1/15/21	357,448
					1,978,051

		Jersey – 0.60%
GBP	645,000	BSREP II Center Parks Jersey 2, Ltd. (d) (g)	7.000%	2/28/42	1,007,265

		Luxembourg – 3.15%
USD	970,000	Altice S.A. (d)	7.750%	5/15/22	979,700
EUR	290,000	Auris Luxembourg II S.A. (d)	8.000%	1/15/23	347,396
EUR	400,000	Auris Luxembourg II S.A.	8.000%	1/15/23	479,167
GBP	175,000	Cabot Financial Luxembourg S.A.	10.375%	10/1/19	298,404
EUR	420,000	Matterhorn Telecom S.A. (d)	3.875%	5/1/22	435,054
EUR	700,000	Play Finance 1 S.A.	6.500%	8/1/19	808,175
EUR	175,000	Wind Acquisition Finance S.A.	7.000%	4/23/21	205,167
USD	580,000	Wind Acquisition Finance S.A. (d)	7.375%	4/23/21	616,250
EUR	1,000,000	Wind Acquisition Finance S.A.	4.000%	7/15/20	1,124,334
					5,293,647

		Netherlands – 2.18%
EUR	1,435,000	Deutsche Telekom International Finance B.V.	3.250%	1/17/28	1,828,517
USD	400,000	ING Bank N.V. (f)	4.125%	11/21/23	412,000
EUR	175,000	LGE HoldCo VI B.V. (d)	7.125%	5/15/24	213,364
EUR	150,000	Linde Finance B.V. (f)	7.375%	7/14/66	174,793
EUR	860,000	TMF Group Holding B.V.	9.875%	12/1/19	1,022,416
					3,651,090

		Norway – 0.49%
EUR	700,000	Lock A.S.	7.000%	8/15/21	823,489

		Spain – 1.75%
USD	800,000	Banco Bilbao Vizcaya Argentaria S.A. (e)	9.000%	5/9/18	870,000
USD	2,000,000	BBVA International Preferred SAU (e)	5.919%	4/18/17	2,060,000
					2,930,000

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2015 (continued)

Face amount			Coupon	Maturity	Value (note 2)

		Switzerland – 1.36%
USD	1,000,000	Credit Suisse Group AG (d) (e)	7.500%	12/11/23	$1,067,000
USD	400,000	Credit Suisse Group AG (e)	6.250%	12/18/24	390,500
USD	800,000	UBS Group AG (e)	7.000%	2/19/25	828,235
					2,285,735

		United Kingdom – 32.02%
GBP	940,000	AA Bond Co., Ltd. (d)	5.500%	7/31/22	1,461,566
GBP	205,000	Arqiva Broadcast Finance plc (d)	9.500%	3/31/20	353,903
GBP	560,000	Arqiva Broadcast Finance plc	9.500%	3/31/20	966,761
GBP	1,100,000	Aviva plc (f)	6.875%	5/20/58	2,046,426
GBP	400,000	Barclays Bank plc (e)	14.000%	6/15/19	823,771
USD	966,000	Barclays Bank plc (e)	6.860%	6/15/32	1,099,801
USD	1,250,000	Barclays Bank plc (e)	6.278%	12/15/34	1,350,522
GBP	800,000	BAT International Finance plc	6.000%	6/29/22	1,500,247
GBP	1,200,000	Brakes Capital	7.125%	12/15/18	1,947,066
GBP	800,000	BUPA Finance plc	5.000%	4/25/23	1,301,200
GBP	500,000	Co-operative Group Holdings 2011, Ltd.	6.875%	7/8/20	842,315
EUR	1,600,000	Compass Group plc	1.875%	1/27/23	1,830,026
GBP	650,000	Daily Mail & General Trust	5.750%	12/7/18	1,122,529
EUR	760,000	Ephios Bondco plc (d)	6.250%	7/1/22	854,703
GBP	100,000	Gala Electric Casinos plc	11.500%	6/1/19	167,140
GBP	270,000	Gala Group Finance plc	8.875%	9/1/18	444,410
GBP	500,000	Galaxy Bidco, Ltd.	6.375%	11/15/20	796,512
GBP	800,000	Hastings Insurance Group Finance plc	8.000%	10/21/20	1,329,932
GBP	1,000,000	Heathrow Funding, Ltd.	6.000%	3/20/20	1,769,091
GBP	1,785,000	HSBC Bank Capital Funding Sterling 1 LP (e)	5.844%	11/5/31	3,073,270
EUR	1,395,000	Imperial Tobacco Finance plc	2.250%	2/26/21	1,608,258
USD	545,000	International Game Technology plc (d)	6.500%	2/15/25	525,244
GBP	1,190,000	Iron Mountain Europe plc	6.125%	9/15/22	1,932,699
GBP	501,000	ITV plc	5.375%	10/19/15	788,631
GBP	600,000	Legal & General Group plc (f)	5.500%	6/27/64	1,004,613
GBP	500,000	Legal & General Group plc (e)	6.385%	5/2/17	819,008
USD	900,000	Lloyds Banking Group plc (e)	7.500%	6/27/24	940,500
USD	900,000	Lloyds Banking Group plc (d) (e)	6.657%	5/21/37	1,015,875
USD	1,100,000	Lloyds Banking Group plc (d) (e)	6.267%	11/14/16	1,117,875
GBP	700,000	Nationwide Building Society (e)	10.250%	12/6/99	1,415,352
GBP	600,000	Prudential plc (f)	5.700%	12/19/63	1,028,212
USD	800,000	Prudential plc (e)	6.500%	9/23/15	815,400
EUR	258,000	Rexam plc (f)	6.750%	6/29/67	289,370
EUR	500,000	Royal Bank of Scotland Group plc (e)	5.500%	9/30/15	551,239
USD	180,000	Royal Bank of Scotland Group plc (e)	7.648%	9/30/31	227,700
USD	400,000	Royal Bank of Scotland Group plc (e)	7.640%	9/30/17	429,000
GBP	1,400,000	RSA Insurance Group plc (f)	5.125%	10/10/45	2,288,834
GBP	1,000,000	Scottish Widows plc	7.000%	6/16/43	1,905,968
GBP	400,000	Standard Life plc (f)	5.500%	12/4/42	673,041
GBP	500,000	Standard Life plc (e)	6.750%	7/12/27	897,949
EUR	675,000	Tesco Corporate Treasury Services plc	2.125%	11/12/20	736,774
GBP	300,000	Tesco plc	5.500%	1/13/33	471,180
GBP	295,298	Tesco Property Finance 3 plc	5.744%	4/13/40	457,939
GBP	67,000	Thames Water Utilities Finance, Ltd. (f)	5.375%	7/21/25	110,686
GBP	48,000	Thomas Cook Group plc	7.750%	6/22/17	79,832

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2015 (continued)

Face amount			Coupon	Maturity	Value (note 2)

		United Kingdom (continued)
GBP	712,000	Virgin Media Finance plc	7.000%	4/15/23	$1,191,118
GBP	1,775,000	Virgin Media Secured Finance plc	6.250%	3/28/29	2,901,809
GBP	500,000	William Hill plc	7.125%	11/11/16	828,651
GBP	100,000	WPP 2012 Ltd.	6.000%	4/4/17	167,495
USD	700,000	WPP Finance 2010	4.750%	11/21/21	763,133
EUR	580,000	WPP Finance 2013	3.000%	11/20/23	707,830
					53,772,406

		United States – 17.91%
USD	1,560,000	AT&T, Inc.	4.750%	5/15/46	1,444,409
USD	1,500,000	Avis Budget Car Rental LLC	5.500%	4/1/23	1,513,125
USD	113,000	Avis Budget Car Rental LLC (d)	5.250%	3/15/25	108,056
USD	1,775,000	CCO Holdings LLC	7.375%	6/1/20	1,881,867
USD	690,000	CCO Holdings LLC (d)	5.875%	5/1/27	685,256
USD	300,000	Cequel Communications Holdings I LLC (d)	6.375%	9/15/20	303,375
USD	500,000	Cequel Communications Holdings I LLC (d)	5.125%	12/15/21	466,250
USD	600,000	CHS/Community Health Systems, Inc.	7.125%	7/15/20	640,500
USD	600,000	CHS/Community Health Systems, Inc.	8.000%	11/15/19	632,243
USD	444,000	CHS/Community Health Systems, Inc.	6.875%	2/1/22	476,190
USD	1,806,000	Dresdner Funding Trust I (d)	8.151%	6/30/31	2,271,045
USD	46,000	First Data Corp.	12.625%	1/15/21	53,360
USD	73,000	First Data Corp.	11.250%	1/15/21	81,213
USD	1,031,000	First Data Corp.	10.625%	6/15/21	1,152,143
USD	137,000	HCA, Inc.	5.000%	3/15/24	142,994
USD	400,000	HCA, Inc.	6.500%	2/15/20	448,250
USD	1,100,000	HCA, Inc.	5.375%	2/1/25	1,127,500
GBP	215,000	Health Care REIT, Inc.	4.500%	12/1/34	349,482
USD	388,000	Infor (US), Inc. (d)	6.500%	5/15/22	397,700
USD	1,650,000	Iron Mountain, Inc.	6.000%	8/15/23	1,722,188
USD	232,000	Levi Strauss & Co.	5.000%	5/1/25	225,040
EUR	1,315,000	Philip Morris International, Inc.	2.750%	3/19/25	1,585,257
USD	440,000	Post Holdings, Inc. (d)	6.750%	12/1/21	444,400
EUR	1,360,000	Procter & Gamble Co.	2.000%	8/16/22	1,595,456
USD	2,216,000	RBS Capital Trust II (e)	6.425%	1/3/34	2,470,840
USD	1,400,000	Service Corp. International	5.375%	5/15/24	1,491,000
USD	540,000	Service Corp. International	7.625%	10/1/18	617,625
USD	1,250,000	Sirius XM Radio, Inc. (d)	5.375%	4/15/25	1,250,000
USD	60,000	Tenet Healthcare Corp.	6.000%	10/1/20	65,400
USD	125,000	Tenet Healthcare Corp.	8.000%	8/1/20	130,625
USD	1,450,000	Verizon Communications, Inc.	5.150%	9/15/23	1,598,567
USD	675,000	Verizon Communications, Inc.	6.550%	9/15/43	800,252
USD	1,915,000	Wachovia Capital Trust III (e)	5.570%	8/31/15	1,897,047
					30,068,655
		Total corporate bonds
		(Cost $120,983,709)			119,525,438

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2015 (continued)

Face amount			Coupon	Maturity	Value (note 2)

US government obligations – 7.77%

		United States – 7.77%
USD	4,000,000	United States Treasury Note	0.875%	1/31/18	$4,003,436
USD	6,000,000	United States Treasury Note	1.500%	5/31/19	6,049,218
USD	3,000,000	United States Treasury Note	0.250%	4/15/16	3,000,468
					13,053,122
		Total US government obligations
		(Cost $12,961,702)			13,053,122

Shares

Preferred stock – 0.35%

		United States – 0.35%
	24,000	RBS Capital Funding Trust V (e)			591,360
		Total preferred stock
		(Cost $581,200)			591,360

Investment companies – 0.68%

		United States – 0.68%
	30,000	SPDR Barclays Capital High Yield Bond ETF			1,139,100
		Total investment companies
		(Cost $1,219,810)			1,139,100
		Total long-term investments
		(Cost $142,666,702)			141,260,512

Short-term investment – 14.67%

24,628,927	Fidelity Institutional Treasury Portfolio (h)	24,628,927
	Total short-term investment
	(Cost $24,628,927)	24,628,927

Total investments – 98.79%
	(Cost $167,295,629)	165,889,439
Financial derivative instruments, net (Cost or Premiums, net $(29,878)) (i) – 0.02%		26,467
Net other assets and liabilities – 1.19%		2,004,363
Total net assets – 100.00%		$167,920,269

(a)
Bank loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Bank loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)
Bank loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(c)	Security is purchased on a delayed delivery basis.
(d)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2015, the restricted securities held by the Fund had an aggregate value of $22,401,362, which represented 13.3% of net assets.

(e)	Maturity date is perpetual. Maturity date presented represents the next call date.

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2015 (continued)

(f)
Variable or floating rate interest rate security. Includes fixed-to-floating rate corporate bond securities that currently pay a fixed coupon that will move to a floating rate coupon if the bond is not redeemed at the call date. Rate presented represents rate at July 31, 2015.

(g)	Fair valued at July 31, 2015 as determined in good faith using procedures approved by the Board of Trustees.
(h)	This short-term investment has been segregated for open futures contracts, open forward foreign currency contracts, delayed delivery purchases and swap contracts at July 31, 2015.
(i)	Information with respect to financial derivative instruments is disclosed in the following tables.

(i) FINANCIAL DERIVATIVE INSTRUMENTS

EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS

	Number of	Expiration	Current notional	Unrealized appreciation/ (depreciation)
	contracts	date	value	Asset	Liability
Euro-Bund (Long)	16	9/8/15	$2,713,118	$9,050	$—
US Treasury Long Bond (Long)	22	9/21/15	3,430,625	27,226	—
Total				$36,276	$—

During the year ended July 31, 2015, average monthly notional value related to futures contracts was approximately $0.9 million, or 0.6% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY

The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of July 31, 2015:

	Unrealized Appreciation Futures Contracts	Total	Unrealized Depreciation Futures Contracts	Total
Total Exchange-Traded or Centrally-Cleared	$36,276	$36,276	$—	$—

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2015 (continued)

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

		Value	Local amount		Current notional	Unrealized appreciation/(depreciation)
	Counterparty	date	(000’s	)	value	Asset	Liability
British Pound (Short)	BNP Paribas
	Securities Services	8/26/15	31,011		48,420,082	—	(325,081)
Euro (Short)	Citibank, N.A.	8/14/15	2,500		2,745,955	47,126	—
Euro (Short)	BNP Paribas
	Securities Services	8/26/15	23,952		26,311,903	278,204	—
Total						$325,330	$(325,081)

During the year ended July 31, 2015, average monthly notional value related to forward foreign currency contracts was approximately $63.6 million or 37.9% of net assets.

CREDIT DEFAULT SWAP CONTRACTS

		Rates received/	Termination	Implied credit	Notional amount	Upfront premiums paid/	Unrealized appreciation/	Value
Counterparty		(paid)	date	spread	(000s)	(received)	(depreciation)	Asset	Liability
Protection purchased:
Deutsche Bank AG	International Business
	Machines Corp.	(1.00)%	6/20/19	0.31%	$850	$(26,707)	$4,159	$—	$(22,548)
Protection sold:
Citibank, N.A.	Cerved Group SpA	5.00%	12/20/18	1.18%	55	$(1,533)	$8,610	$7,077	$—
JPMorgan Chase
Bank, N.A.	ConvaTec Healthcare	5.00%	12/20/17	0.88%	55	(1,638)	7,051	5,413	—
Total						$(29,878)	$19,820	$12,490	$(22,548)

During the year ended July 31, 2015, average monthly notional value related to swap contracts, including both centrally-cleared and over-the-counter, was approximately $1.6 million, or 1.0% of net assets.

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2015 (continued)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2015.

	Unrealized Appreciation	Value(1)		Unrealized Depreciation	Value(1)
	Forward Foreign Currency Contracts	Swap Contracts	Total Over-the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over-the Counter	Net Value of OTC Derivatives	Collateral (Received) / Pledged	Net Exposure(2)
Amounts subject to a master netting agreement:
BNP Paribas
Securities Services	$278,204	$—	$278,204	$(325,081)	$—	$(325,081)	$(46,877)	$—	$(46,877)
Citibank, N.A.	47,126	7,077	54,203	—	—	—	54,203	—	54,203
Deutsche Bank AG	—	—	—	—	(22,548)	(22,548)	(22,548)	—	(22,548)
JPMorgan Chase Bank, N.A.	—	5,413	5,413	—	—	—	5,413	—	5,413
	$325,330	$12,490	$337,820	$(325,081)	$(22,548)	$(347,629)	$(9,809)	$—	$(9,809)

(1)	Value on swap contracts is represented by “unrealized appreciation/(depreciation)” on interest rate swaps, and “value” on credit default swaps, which is inclusive of upfront premiums paid/(received).
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$(29,878)	$374,096	$(347,629)

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2015 (continued)

Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives.	investments
US Dollar	56%
British Pound	28
Euro	16
100%

Industry concentration as	% of net
a percentage of net assets:	assets
U.S. government obligations	7.77%
Commercial Banks Non-US	6.37
Life/Health Insurance	6.21
Telephone-Integrated	5.53
Diversified Banking Institution	4.16
Money Center Banks	4.05
Telecommunication Services	3.95
Multi-line Insurance	3.69
Cable TV	3.67
Food-Catering	3.19
Tobacco	2.79
Commercial Services	2.18
Medical-Hospitals	2.18
Property/Casualty Insurance	1.84
Containers - Metal/Glass	1.55
Diversified Operations	1.49
Rental Auto/Equipment	1.33
Finance-Other Services	1.28
Funeral Services & Related Items	1.25
Super-Regional Banks-US	1.13
Medical Products	1.09
Airport Development & Maintenance	1.05
Cosmetics & Toiletries	0.95
Advertising Services	0.88
Auto Repair Centers	0.87
Real Estate Operations/Development	0.87
Building Societies	0.84
Gambling (Non-Hotel)	0.81
Broadcast Services/Programs	0.79
Data Processing/Management	0.77
Medical-HMO	0.77
Radio	0.74
Food-Retail	0.72
Corporate/Preferred-High Yield	0.68
Medical - Drugs	0.68
Publishing-Newspapers	0.67
Commercial Services-Finance	0.61
Containers-Paper/Plastic	0.60
Auto Racing	0.59
Medical Labs & Testing Services	0.51
Computer Data Security	0.50
Television	0.47
Consulting Services	0.31
Cellular Telecommunications	0.26
Food-Flour & Grain	0.26
Enterprise Software/Services	0.24
Electronic Measurement Instruments	0.21
REITS-Health Care	0.21
Specialty Stores	0.21
Apparel Manufacturers	0.13
Industrial Gases	0.10
Water	0.07
Travel Services	0.05
Long-Term Investments	84.12
Short-Term Investment	14.67
Total investments	98.79
Financial Derivative Instruments	0.02
Net other assets and liabilities	1.19
100.00%

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2015:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets
Bank Loans
Austria	$—	$1,000,308	$—	$1,000,308
France	—	1,094,956	—	1,094,956
Germany	—	1,352,199	—	1,352,199
Switzerland	—	1,004,690	—	1,004,690
United States	—	2,499,339	—	2,499,339
Total Bank Loans	—	6,951,492	—	6,951,492
Corporate Bonds
Canada	—	1,143,017	—	1,143,017
France	—	11,626,269	—	11,626,269
Germany	—	1,649,958	—	1,649,958
Ireland	—	3,295,856	—	3,295,856
Italy	—	1,978,051	—	1,978,051
Jersey	—	1,007,265	—	1,007,265
Luxembourg	—	5,293,647	—	5,293,647
Netherlands	—	3,651,090	—	3,651,090
Norway	—	823,489	—	823,489
Spain	—	2,930,000	—	2,930,000
Switzerland	—	2,285,735	—	2,285,735
United Kingdom	—	53,772,406	—	53,772,406
United States	—	30,068,655	—	30,068,655
Total Corporate Bonds	—	119,525,438	—	119,525,438
US Government Obligations
United States	—	13,053,122	—	13,053,122
Total US Government Obligations	—	13,053,122	—	13,053,122
Preferred Stock
United States	591,360	—	—	591,360
Total Preferred Stock	591,360	—	—	591,360
Investment Companies
United States	1,139,100	—	—	1,139,100
Total Investment Companies	1,139,100	—	—	1,139,100
Short-term Investment	24,628,927	—	—	24,628,927
Total Investments	26,359,387	139,530,052	—	165,889,439

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2015 (continued)

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Financial Derivatives – Assets
Exchange-traded or centrally-cleared	$36,276	$—	$—	$36,276
Over-the-counter	—	337,820	—	337,820
Total Financial Derivative Instruments – Assets	$—	$337,820	$—	$374,096
Liabilities
Financial Derivatives – Liabilities
Exchange-traded or centrally-cleared	—	—	—	—
Over-the-counter	—	(347,629)	—	(347,629)
Total Financial Derivative Instruments – Liabilities	$—	$(347,629)	$—	$(347,629)

During the period ended July 31, 2015, there were no transfers in or out of security levels.

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2015

		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Financial Derivative Instruments – Assets
Exchange-Traded or Centrally-Cleared	$—	$—	$—	$—	$—	$—
Futures Contracts	—	—	36,276	—	—	36,276
	$—	$—	$36,276	$—	$—	$36,276
Over-the-Counter
Forward Foreign Currency Contracts	$325,330	$—	$—	$—	$—	$325,330
Swap Contracts	—	—	—	12,490	—	12,490
	$325,330	$—	$—	$12,490	$—	$337,820
Total	$325,330	$—	$36,276	$12,490	$—	$374,096
Financial Derivative Instruments – Liabilities
Exchange-Traded or Centrally-Cleared	$—	$—	$—	$—	$—	$—
Futures Contracts	—	—	—	—	—	—
	$—	$—	$—	$—	$—	$—

Over-the-Counter
Forward Foreign Currency Contracts	$(325,081)	$—	$—	$—	$—	$(325,081)
Swap Contracts	—	—	—	(22,548)	—	(22,548)
	$(325,081)	$—	$—	$(22,548)	$—	$(347,629)
Total	$(325,081)	$—	$—	$(22,548)	$—	$(347,629)
Net	$249	$—	$36,276	$(10,058)	$—	$26,467

See notes to financial statements

Portfolio of investments

Strategic Income Fund
July 31, 2015 (continued)

Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2015

		Derivatives not accounted for as hedging instruments
	Foreign Currency Risk	Equity Risk	Interest Rate Risk	Credit Risk	Inflation Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Forward Foreign Currency Contracts	$4,845,503	$—	$—	$—	$—	$4,845,503
Futures Contracts	—	—	(43,980)	—	—	(43,980)
Swap Contracts	—	—	—	76,931	—	76,931
	$4,845,503	$—	$(43,980)	$76,931	$—	$4,878,454
Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Forward Foreign Currency Contracts	$(221,966)	$—	$—	$—	$—	$(221,966)
Futures Contracts	—	—	36,276	—	—	36,276
Swap Contracts	—	—	—	(80,053)	—	(80,053)
	$(221,966)	$—	$36,276	$(80,053)	$—	$(265,743)

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015

Face amount			Coupon	Maturity	Value (note 2)

Auto loan receivables – 1.92%

		Germany – 1.10%
EUR	268,291	Driver Thirteen UG (b)	0.178%	2/22/21	$294,877

		Luxembourg – 0.82%
EUR	200,000	Bavarian Sky S.A. (b) (d)	0.141%	8/22/22	219,650

		Total auto loan receivables
		(Cost $514,550)			514,527

Corporate bonds – 39.52%

		Austria – 0.39%
EUR	100,000	Sappi Papier Holding GmbH	3.375%	4/1/22	105,158

		France – 2.90%
USD	90,000	Banque PSA Finance S.A.	5.750%	4/4/21	97,563
EUR	100,000	BNP Paribas Cardif S.A. (a) (b)	4.032%	11/25/25	110,280
EUR	100,000	Dry Mix Solutions Investissements SAS (b)	4.236%	6/15/21	109,666
EUR	100,000	HomeVi SAS (c)	6.875%	8/15/21	115,523
EUR	100,000	Loxam SAS	4.875%	7/23/21	113,383
EUR	100,000	Oberthur Technologies Holding SAS	9.250%	4/30/20	119,023
EUR	100,000	Paprec Holding	7.375%	4/1/23	113,943
					779,381
		Germany – 1.72%
EUR	100,000	Heidelberger Druckmaschinen AG	8.000%	5/15/22	112,356
EUR	120,000	Kirk Beauty One GmbH	8.750%	7/15/23	134,076
EUR	100,000	Paternoster Holding III GmbH	8.500%	2/15/23	105,432
EUR	100,000	Rapid Holding GmbH	6.625%	11/15/20	111,044
					462,908
		Ireland – 0.45%
EUR	100,000	Eircom Finance, Ltd.	9.250%	5/15/20	119,709

		Italy – 0.40%
EUR	100,000	Intesa Sanpaolo SpA	1.125%	3/4/22	106,360

		Jersey – 0.58%
GBP	100,000	BSREP II Center Parks Jersey 2, Ltd. (c) (g)	7.000%	2/28/42	156,165

		Luxembourg – 2.30%
EUR	100,000	Cerberus Nightingale 1 SARL	8.250%	2/1/20	113,943
EUR	100,000	Dufry Finance SCA (c)	4.500%	8/1/23	113,120
EUR	100,000	Grand City Properties S.A. (a) (b)	3.750%	2/18/22	105,664

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

Face amount			Coupon	Maturity	Value (note 2)

		Luxembourg (continued)
EUR	160,000	Trafigura Funding S.A.	5.000%	4/27/20	$175,764
EUR	100,000	Wind Acquisition Finance S.A. (b) (c)	5.229%	4/30/19	111,009
					619,500

		Netherlands – 2.58%
EUR	130,000	ABN AMRO Bank N.V.	1.000%	4/16/25	135,065
EUR	100,000	Grupo Antolin Dutch BV	5.125%	6/30/22	113,820
EUR	100,000	InterXion Holding N.V.	6.000%	7/15/20	117,473
EUR	100,000	NN Group N.V. (a) (b)	4.500%	1/15/26	111,921
EUR	100,000	Schaeffler Finance BV	3.250%	5/15/25	105,185
EUR	100,000	TMF Group Holding BV (b)	5.362%	12/1/18	111,253
					694,717
		Singapore – 0.29%
USD	80,000	Flextronics International, Ltd. (c)	4.750%	6/15/25	78,300

		Spain – 0.41%
EUR	100,000	ACS Actividades de Construccion y Servicios S.A.	2.875%	4/1/20	109,276

		United Kingdom – 13.58%
GBP	130,000	AA Bond Co, Ltd.	5.500%	7/31/22	202,132
GBP	100,000	Admiral Group plc	5.500%	7/25/24	159,076
GBP	26,400	Annington Finance No 4 plc (b)	1.548%	1/10/23	40,918
EUR	100,000	Atrium European Real Estate, Ltd.	3.625%	10/17/22	114,081
USD	45,000	BP Capital Markets plc	3.506%	3/17/25	44,576
GBP	165,000	Broadgate Financing plc (b)	2.178%	10/5/23	256,613
EUR	105,000	Ephios Bondco plc	6.250%	7/1/22	118,199
GBP	50,000	Firstgroup plc	8.125%	9/19/18	90,344
GBP	100,000	Galaxy Bidco, Ltd. (b) (c)	5.567%	11/15/19	156,751
GBP	100,000	Hastings Insurance Group Finance plc (b) (c)	6.581%	10/21/19	157,533
GBP	50,000	HBOS Capital Funding LP (a) (b)	6.461%	11/29/49	83,568
GBP	50,000	HSBC Holdings plc	7.000%	4/7/38	102,564
USD	200,000	Imperial Tobacco Finance plc (c)	3.750%	7/21/22	199,168
GBP	100,000	Investec plc	4.500%	5/5/22	160,677
GBP	100,000	Keystone Financing plc	9.500%	10/15/19	165,145
EUR	100,000	Nationwide Building Society (b)	4.125%	3/20/23	117,261
GBP	100,000	Old Mutual plc	8.000%	6/3/21	177,867
GBP	100,000	Pension Insurance Corp., plc	6.500%	7/3/24	160,768
GBP	100,000	Prudential plc (b)	5.000%	7/20/55	156,139
GBP	50,000	RSA Insurance Group plc (b)	9.375%	5/20/39	93,678
GBP	100,000	Scottish Widows plc	5.500%	6/16/23	166,087
GBP	100,000	Standard Chartered plc	5.125%	6/6/34	157,883
GBP	100,000	Standard Life plc (b)	5.500%	12/4/42	168,260
GBP	70,000	Tesco plc	6.000%	12/14/29	118,401
EUR	50,000	The Royal Bank of Scotland plc (b)	4.625%	11/30/18	56,409
EUR	100,000	Thomas Cook Finance plc	7.750%	6/15/20	117,856
EUR	100,000	Vougeot Bidco plc (b) (c)	5.231%	7/15/20	110,542
					3,652,496

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

Face amount			Coupon	Maturity	Value (note 2)

		United States – 13.92%
USD	70,000	Amgen, Inc.	3.625%	5/22/24	$70,060
USD	90,000	Apple, Inc.	2.500%	2/9/25	84,618
GBP	50,000	AT&T, Inc.	7.000%	4/30/40	106,708
EUR	100,000	Bank of America Corp.	2.375%	6/19/24	114,923
EUR	115,000	Berkshire Hathaway, Inc.	1.125%	3/16/27	116,295
USD	100,000	BlueLine Rental Finance Corp. (c)	7.000%	2/1/19	100,000
USD	36,000	Burlington Northern Santa Fe LLC	4.150%	4/1/45	34,034
USD	200,000	Calpine Corp.	5.750%	1/15/25	195,750
USD	40,000	CCO Safari II LLC (c)	4.908%	7/23/25	40,151
USD	200,000	Chesapeake Energy Corp.	5.750%	3/15/23	170,000
USD	200,000	CHS/Community Health Systems, Inc.	6.875%	2/1/22	214,500
USD	100,000	Citigroup, Inc.	1.750%	5/1/18	99,534
USD	110,000	CONSOL Energy, Inc. (c)	8.000%	4/1/23	91,575
USD	200,000	Digicel Group, Ltd. (c)	8.250%	9/30/20	198,500
USD	70,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.	6.000%	8/15/40	72,708
USD	200,000	Ford Motor Credit Co. LLC	2.459%	3/27/20	195,824
USD	100,000	ILFC E-Capital Trust I (b) (c)	4.690%	12/21/65	97,750
USD	100,000	Kindred Healthcare, Inc. (c)	8.750%	1/15/23	110,625
USD	165,000	KLX, Inc. (c)	5.875%	12/1/22	166,650
USD	130,000	Meccanica Holdings USA, Inc. (c) (e)	6.250%	1/15/40	127,725
USD	65,000	Medtronic, Inc. (c)	3.150%	3/15/22	65,496
USD	80,000	Merck & Co., Inc.	2.750%	2/10/25	76,671
EUR	100,000	PPG Industries, Inc.	1.400%	3/13/27	102,520
USD	130,000	QUALCOMM, Inc.	4.800%	5/20/45	117,701
USD	200,000	RCN Telecom Services LLC (c)	8.500%	8/15/20	209,750
USD	50,000	Sprint Corp.	7.125%	6/15/24	45,875
EUR	50,000	The Goldman Sachs Group, Inc.	2.000%	7/27/23	55,595
USD	40,000	The Priceline Group, Inc.	3.650%	3/15/25	39,255
USD	150,000	TransDigm, Inc.	6.000%	7/15/22	150,375
USD	140,000	Trinity Industries, Inc.	4.550%	10/1/24	137,186
USD	27,000	Verizon Communications, Inc.	5.012%	8/21/54	25,060
USD	28,000	Verizon Communications, Inc.	6.550%	9/15/43	33,196
USD	100,000	West Corp. (c)	5.375%	7/15/22	95,375
USD	57,000	Weyerhaeuser Co.	7.375%	3/15/32	72,564
USD	100,000	Zebra Technologies Corp. (c)	7.250%	10/15/22	109,750
					3,744,299

		Total corporate bonds
		(Cost $10,737,768)			10,628,269

Commercial mortgage-backed securities – 4.83%

		Germany – 1.44%
EUR	241,990	German Residential Funding plc (b)	1.588%	8/27/24	267,759
EUR	109,682	Juno Eclipse 2007-2, Ltd. (b)	0.169%	11/20/22	118,471
					386,230
		United Kingdom – 2.46%
GBP	99,447	Business Mortgage Finance 3 plc (b)	1.967%	11/15/38	158,986
GBP	71,000	Business Mortgage Finance 3 plc (b)	4.217%	11/15/38	108,127

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

Face amount			Coupon	Maturity	Value (note 2)

		United Kingdom (continued)
GBP	48,702	Business Mortgage Finance 4 plc (b)	0.967%	8/15/45	$76,004
GBP	49,386	DECO 12-UK 4 plc (b)	0.771%	1/27/20	73,718
GBP	50,000	Eddystone Finance plc (b)	1.344%	4/19/21	75,857
GBP	108,956	Taurus CMBS UK 2014-1, Ltd. (b)	1.968%	5/1/22	169,768
					662,460

		United States – 0.93%
USD	100,000	Invitation Homes 2015-SFR2 Trust (b) (c)	2.186%	6/17/32	100,029
USD	150,000	Progress Residential Series 2014-SFR1 Trust (b) (c)	1.286%	10/17/31	149,250
					249,279

		Total commercial mortgage-backed securities
		(Cost $1,344,724)			1,297,969

Credit card receivables – 1.78%

		United Kingdom – 0.77%
GBP	133,000	Gracechurch Card Funding plc (b)	1.009%	7/15/21	207,433

		United States – 1.01%
USD	270,000	Discover Card Execution Note Trust (b)	0.617%	7/15/21	270,510

		Total credit card receivables
		(Cost $403,000)			477,943

Collateralized loan obligations – 4.15%

		Ireland – 1.04%
EUR	127,000	Bacchus Series 2006-2 plc (b)	0.777%	8/17/22	137,962
EUR	130,000	Clavos Euro CDO Ltd. (b)	1.481%	4/18/23	142,901
					280,863

		Luxembourg – 0.52%
EUR	130,000	Harvest CLO II-A S.A. (b)	0.707%	5/21/20	139,600

		Netherlands – 2.59%
EUR	250,000	Dalradian European CLO III BV (b)	0.631%	4/11/23	271,281
EUR	100,000	Highlander Euro CDO II BV (b)	0.636%	12/14/22	102,399
EUR	100,000	Hyde Park CDO BV (b)	0.699%	6/14/22	106,752
EUR	100,000	Jubilee BV (b)	2.969%	7/12/28	110,201
EUR	100,000	Jubilee CDO VI BV (b)	0.696%	9/20/22	105,704
					696,337

		Total collateralized loan obligations
		(Cost $1,498,779)			1,116,800

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

Residential mortgage-backed securities – 9.14%

		Australia – 0.91%
EUR	113,538	Interstar Millennium Series 2004-1E Trust (b)	0.452%	5/7/36	$122,017
GBP	81,943	Interstar Millennium Series 2004-4E Trust (b)	0.927%	11/14/36	123,533
					245,550

		Netherlands – 1.67%
EUR	200,000	Dolphin Master Issuer BV (b)	0.835%	9/28/99	224,559
EUR	200,000	Storm 2015 – IV BV (b)	1.238%	8/22/54	224,451
					449,010

		United Kingdom – 6.56%
GBP	119,000	Eurosail 2006-1 plc (b)	0.829%	6/10/44	163,843
EUR	140,000	Eurosail 2006-1 plc (b)	0.237%	6/10/44	135,510
GBP	140,871	Eurosail 2006-2bl plc (b)	0.731%	12/15/44	212,348
GBP	50,000	Eurosail-UK 2007-2np plc (b)	0.821%	3/13/45	61,755
EUR	100,464	Granite Master Issuer plc (b)	0.149%	12/20/54	109,926
USD	157,576	Granite Master Issuer plc (b)	0.268%	12/20/54	156,584
GBP	147,091	Money Partners Securities 4 plc (b)	0.951%	3/15/40	218,432
GBP	85,850	Newgate Funding 2007-1 (b)	0.698%	12/1/50	131,563
GBP	142,067	RMAC 2005-NS3 plc (b)	0.931%	6/12/43	207,340
GBP	40,995	Southern Pacific Financing 05-B plc (b)	0.749%	6/10/43	59,954
GBP	104,000	Warwick Finance Residential Mortgages
		Number One plc Class B (b)	1.834%	9/21/49	156,171
GBP	100,000	Warwick Finance Residential Mortgages
		Number one plc Class C (b)	2.134%	9/21/49	149,896
					1,763,322

		Total residential mortgage-backed securities
		(Cost $2,674,238)			2,457,882

Sovereign debt obligations – 16.53%
CAD	138,927	Canadian Government Bond (f)	1.250%	12/1/47	131,107
EUR	2,043,378	Italy Buoni Poliennali Del Tesoro (f)	2.350%	9/15/19	2,448,919
MXN	6,566,100	Mexican Bonos	10.000%	12/5/24	523,313
NZD	434,000	New Zealand Government Bond (f)	4.500%	2/15/16	437,069
RON	390,000	Romania Government Bond	5.950%	6/11/21	111,421
EUR	718,000	Spain Government Bond	0.500%	10/31/17	794,182

		Total sovereign debt obligations
		(Cost $4,848,068)			4,446,011

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

US government obligations – 3.03%

		United States – 3.03%
USD	815,000	United States Treasury Bill	0.010%	10/22/15	$814,914

		Total US government obligations
		(Cost $814,939)			814,914

		Total long-term investments
		(Cost $22,836,066)			21,754,316

Shares

Short-term investment – 13.46%
	3,620,316	Fidelity Institutional Treasury Portfolio			3,620,316

		Total short-term investment
		(Cost $3,620,316)			3,620,316
Total investments (h) – 94.37%
		(Cost $26,456,382)			25,374,632
Financial Derivative Instruments, net (Cost or Premiums, net $154,756) (i) – 0.72%					194,421
Net other assets and liabilities – 4.91%					1,320,947
Total net assets – 100.00%					$26,890,000

(a)	Maturity date is perpetual. Maturity date presented represents the next call date.
(b)
Variable or floating rate interest rate security. Includes fixed-to-floating rate corporate bond securities that currently pay a fixed coupon that will move to a floating rate coupon if the bond is not redeemed at the call date. Rate presented represents rate at July 31, 2015.

(c)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2015, the restricted securities held by the Fund had an aggregate value of $2,860,737, which represented 10.6% of net assets.

(d)	Delayed delivery security. Rate shown is in effect at August 21, 2015 (dated date).
(e)	The security has been deemed illiquid by the Adviser according to the policies and procedures adopted by the Board of Trustees.
(f)	Indexed security in which both the coupon and principal are adjusted in line with movements in the inflation index in that sovereign market.
(g)	Fair valued at July 31, 2015 as determined in good faith using procedures approved by the Board of Trustees.
(h)	All or a portion of these securities and short-term investments were segregated for open futures contracts, forward foreign currency contracts, options and swap contracts at July 31, 2015.
(i)	Information with respect to financial derivative instruments is disclosed in the following tables.

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

(i) FINANCIAL DERIVATIVE INSTRUMENTS

EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS

			Current	Unrealized
	Number of	Expiration	notional	appreciation/(depreciation)
	contracts	date	value	Asset	Liability
Canadian 10 Year Bond (Short)	(4)	09/21/15	$437,604	$—	$(13,038)
Euro-BOBL (Short)	(4)	09/08/15	572,452	—	(4,353)
UK Long Gilt (Short)	(6)	09/28/15	1,099,090	—	(4,637)
US Treasury 10 Year Note (Short)	(11)	09/21/15	1,401,813	—	(3,798)
US Treasury Long Bond (Short)	(5)	09/21/15	779,688	—	(10,789)
Total				$—	$(36,615)

During the year ended July 31, 2015, average monthly notional value related to futures contracts was approximately $7.0 million, or 26.0% of net assets.

PURCHASED OPTIONS

					Unrealized
	# of	Put/	Exercise	Expiration	appreciation/
Description	Contracts	Call	Price	Date	(depreciation)	Cost	Value
30 Year US Treasury
Bond Future	10	Put	$143	08/21/15	$(12,520)	$12,676	$156
30 Year US Treasury
Bond Future	9	Put	$140	09/25/15	(10,284)	10,988	703
Total					$(22,804)	$23,664	$859

SWAP CONTRACTS

Interest Rate Swap Contracts

	Notional	Fund		Annual		Unrealized
	amounts	Pays/Receives		Fixed	Termination	appreciation/(depreciation)
Exchange	(000s)	Floating Rate	Floating Rate Index	Rate	Date	Asset	Liability
LCH	$430	Receives	3-month USD LIBOR	3.2500%	05/14/35	$—	$(4,072)
LCH	999	Pays	6-month EURIBOR	0.4700%	05/05/20	—	(2,142)
LCH	920	Pays	3-month USD LIBOR	3.1035%	05/14/45	4,692	—
LCH	637	Receives	6-month EURIBOR	1.3387%	05/05/35	35,839	—
LCH	4,201	Receives	6-month GBP LIBOR	1.9700%	06/19/19	—	(4,024)
LCH	1,351	Pays	6-month EURIBOR	0.3950%	06/02/19	—	(2,341)
LCH	2,372	Pays	6-month EURIBOR	0.5830%	06/08/19	4,596	—
LCH	588	Receives	6-month EURIBOR	1.9160%	12/31/34	4,716	—
LCH	990	Receives	3-month USD LIBOR	3.4270%	09/22/26	—	(73,950)
LCH	1,840	Pays	3-month USD LIBOR	3.1000%	09/22/21	80,842	—
LCH	895	Pays	6-month EURIBOR	0.4750%	12/31/19	697	—
LCH	1,800	Receives	3-month USD LIBOR	3.6300%	10/06/34	—	(65,961)
LCH	2,140	Pays	3-month USD LIBOR	3.4630%	10/06/44	51,627	—
LCH	4,248	Receives	6-month GBP LIBOR	2.2300%	06/18/20	—	(6,663)
LCH	3,965	Pays	6-month EURIBOR	0.6200%	06/19/19	15,505	—
LCH	4,154	Pays	6-month GBP LIBOR	1.5600%	06/17/18	2,048	—
LCH	875	Pays	6-month GBP LIBOR	2.2400%	07/28/22	2,469	—
LCH	453	Receives	6-month GBP LIBOR	2.4040%	07/28/27	—	(2,777)
Total						$203,031	$(161,930)

LCH London Clearing House
See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

Credit Default Swap Contracts

							Upfront
		Rates			Implied	Notional	premiums	Unrealized
	Reference	received/		Termination	credit	amount	paid/	appreciation/	Value
Counterparty	entity	(paid	)	date	spread	(000s)	(received)	(depreciation)	Asset	Liability

Protection purchased:
ICE	North America
	High Yield 5-Year
	Index, Series 24	(5.00)%		06/20/20	3.53%	1,520	$(107,540)	$12,168	$—	$(95,372)
Total							$(107,540)	$12,168	$—	$(95,372)

ICE InterContinental Exchange

	Cost or Premiums, net	Asset	Liability
TOTAL CENTRALLY-CLEARED SWAP CONTRACTS	$(107,540)	$203,031	$(257,302)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY

The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of July 31, 2015.

	Unrealized				Unrealized
	Appreciation	Value	Value(1)		Depreciation	Value	Value(1)
	Futures	Purchased	Swap		Futures	Written	Swap
	Contracts	Options	Contracts	Total	Contracts	Options	Contracts	Total
Total Exchange-Traded or
Centrally Cleared	$—	$859	$203,031	$203,890	$(36,615)	$—	$(257,302)	$(293,917)

(1)	Value on swap contracts is represented by “unrealized appreciation/(depreciation)” on interest rate swaps, and “value” on credit default swaps, which is inclusive of upfront premiums paid/(received).

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000’s	)	value	Asset	Liability
British Pound (Long)	Citibank, N.A.	9/11/15	308		$481,384	$2,156	$—
British Pound (Long)	Deutsche Bank AG	9/11/15	88		137,876	3,915	—
British Pound (Short)	Morgan Stanley
	Capital Services LLC	9/11/15	4,190		6,540,811	—	(128,636)
Canadian Dollar (Short)	Morgan Stanley
	Capital Services LLC	9/11/15	197		150,399	8,933	—
Euro (Short)	Citibank, N.A.	9/11/15	4,845		5,323,313	122,203	—
Euro (Short)	Deutsche Bank AG	9/11/15	87		96,051	2,409	—
Euro (Short)	Morgan Stanley
	Capital Services LLC	9/11/15	5,276		5,797,201	146,451	—
Indian Rupee (Long)	Deutsche Bank AG	9/11/15	6,602		102,558	1,286	—
Japanese Yen (Long)	Morgan Stanley
	Capital Services LLC	9/11/15	32,777		264,582	—	(2,268)
Mexican Peso (Long)	Citibank, N.A.	9/11/15	1,584		98,035	3,229	—
New Zealand Dollar (Short)	Citibank, N.A.	9/11/15	631		414,927	32,118	—
New Zealand Dollar (Short)	Morgan Stanley
	Capital Services LLC	9/11/15	59		38,515	1,485	—
Romanian Leu (Short)	Citibank, N.A.	9/11/15	467		116,309	774	—
Total						$324,959	$(130,904)

During the year ended July 31, 2015, average monthly notional value related to forward foreign currency contracts was approximately $24.5 million or 91.3% of net assets.

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

PURCHASED OPTIONS

Currency Options

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation )	Cost	Value
US Dollar vs. Korean Won	Barclays Bank plc	630,000 USD	Call	1,175	12/23/15	$(1,335)	$15,328	$13,993
US Dollar vs. Korean Won	JP Morgan Chase
	Bank, N.A.	580,000 USD	Call	1,125	11/12/15	13,330	11,440	24,770
Euro vs. US Dollar	Barclays Bank plc	910,000 EUR	Put	1.050	12/03/15	(2,589)	10,957	8,368
New Zealand Dollar	JP Morgan Chase
vs. US Dollar	Bank, N.A.	810,000 NZD	Put	0.675	08/11/15	4,400	10,311	14,711
Total						$13,806	$48,036	$61,842

Interest Rate Swaptions

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation )	Cost	Value
OTC 10-Year Interest
Rate Swap (Pay 4%,	Deutsche
Receive 3-month LIBOR)	Bank AG	4,100,000 USD	Put	4%	4/18/16	$(97,263)	$101,680	$4,417
OTC 30-Year Interest
Rate Swap (Pay 3%,
Receive 6-month
EURIBOR)	Citibank, N.A.	1,000,000 EUR	Put	3%	4/17/19	(91,600)	130,537	38,937
OTC 5-Year Interest
Rate Swap (Pay 2.75%,	Deutsche
Receive 3-month LIBOR)	Bank AG	6,200,000 USD	Put	2.75%	12/18/15	(49,007)	54,250	5,243
OTC 30-Year Interest
Rate Swap (Pay 4%,	JP Morgan
Receive 3-month LIBOR)	Chase Bank	1,510,000 USD	Put	4%	6/20/16	(5,363)	13,002	7,639
OTC 2-Year Interest Rate
Swap (Pay 1.55%,
Receive 3-month LIBOR)	Citibank, N.A.	5,400,000 USD	Put	1.55%	12/7/15	(7,606)	12,420	4,814
Total						$(250,839)	$311,889	$61,050

	Cost	Value
TOTAL OVER-THE-COUNTER PURCHASED OPTIONS	$359,925	$122,892

WRITTEN OPTIONS

Currency Options

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/		Premiums
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation	)	Received	Value
US Dollar vs. Korean Won	Barclays Bank plc	(630,000) USD	Call	1,250	12/23/15	$2,924		$(7,566)	$(4,642)
US Dollar vs. Korean Won	JP Morgan Chase
	Bank, N.A.	(580,000) USD	Call	1,200	11/12/15	(2,279)		(4,219)	(6,498)
New Zealand Dollar	JP Morgan Chase
vs. US Dollar	Bank, N.A.	(810,000) NZD	Put	0.625	08/11/15	3,690		(3,828)	(138)
Total						$4,335		$(15,613)	$(11,278)

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

Interest Rate Swaptions

						Unrealized
		Notional/	Put/	Exercise	Expiration	appreciation/		Premiums
Description	Counterparty	Contracts	Call	Rate	Date	(depreciation	)	Received	Value
OTC 10-Year Interest
Rate Swap (Pay 3-month	Deutsche
LIBOR, Receive 5%)	Bank AG	(4,100,000) USD	Put	5%	4/18/16	$31,772		$(32,390)	$(618)
OTC 30-Year Interest Rate
Swap (Pay 6-month
EURIBOR, Receive 4%)	Citibank, N.A.	(1,000,000) EUR	Put	4%	4/17/19	45,439		(57,671)	(12,232)
OTC 5-Year Interest Rate
Swap (Pay 3-month	Deutsche
LIBOR, Receive 3.75%)	Bank AG	(6,200,000) USD	Put	4%	12/18/15	8,908		(9,300)	(392)
OTC 30-Year Interest Rate
Swap (Pay 3-month	JP Morgan Chase
EURIBOR, Receive 2.82%)	Bank, N.A.	(1,120,000) EUR	Put	2.82%	6/20/16	7,384		(13,034)	(5,649)
Total						$93,503		$(112,395)	$(18,891)

	Premiums Received	Value
TOTAL OVER-THE-COUNTER WRITTEN OPTIONS	$(128,008)	$(30,169)

SWAP CONTRACTS

Interest Rate Swap Contracts

	Notional		Fund		Annual		Unrealized
	amounts		Pays/Receives		Fixed	Termination	appreciation/(depreciation)
Counterparty	(000s	)	Floating Rate	Floating Rate Index	Rate	Date	Asset	Liability
Citibank N.A.	$222		Receives	3-month CAD CDOR	2.128%	10/20/20	$—	$(2,546)
Citibank N.A.	256		Pays	1-month MXN – TIIE - Banxico	6.428	09/30/25	1,583	—
Total							$1,583	$(2,546)

Inflation Swap Contracts

	Notional		Fund		Annual		Unrealized
	amounts		Pays/Receives		Fixed	Termination	appreciation/(depreciation)
Counterparty	(000s	)	Floating Rate	Floating Rate Index	Rate	Date	Asset	Liability
Barclays Bank plc	$280		Receives	US Consumer Price Index	2.1975%	02/12/45	$—	$(6,372)
Barclays Bank plc	796		Pays	UK Retail Price Index	2.9100	07/15/20	1,252	—
JP Morgan Chase Bank, N.A.	140		Receives	US Consumer Price Index	2.2250	02/24/45	—	(3,717)
JP Morgan Chase Bank, N.A.	796		Pays	UK Retail Price Index	2.8900	07/15/20	417	—
Citibank N.A.	340		Receives	US Consumer Price Index	2.1750	05/29/45	—	(2,864)
Citibank N.A.	187		Pays	UK Retail Price Index	3.4850	05/15/45	1,155	—
Total							$2,824	$(12,953)

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

Credit Default Swap Contracts

								Upfront
		Rates			Implied	Notional		premiums		Unrealized
		received/		Termination	credit	amount		paid/		appreciation/		Value
Counterparty		(paid	)	date	spread	(000s	)	(received	)	(depreciation	)	Asset	Liability
Protection sold:
Citibank N.A.	ConvaTec
	Healthcare	5.00%		9/20/20	1.75%	$55		$6,715		$2,047		$8,762	$—
Total								$6,715		$2,047		$8,762	$—
	Cost or Premiums, net	Asset	Liability
TOTAL OVER-THE-COUNTER SWAP CONTRACTS	$6,715	$13,169	$(15,499)

During the year ended July 31, 2015, average monthly notional value related to swap contracts, including both centrally-cleared and over-the-counter, was approximately $40.6 million or 150.9% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of July 31, 2015.

	Unrealized				Unrealized
	Appreciation	Value	Value(1)		Depreciation	Value	Value(1)
	Forward				Forward				Net
	Foreign			Total	Foreign			Total	Value	Collateral
	Currency	Purchased	Swap	Over-the	Currency	Written	Swap	Over-the	of OTC	(Received) /	Net
	Contracts	Options	Contracts	Counter	Contracts	Options	Contracts	Counter	Derivatives	Pledged	Exposure(2)

Amounts subject to a master netting agreement:
Barclays Bank plc	$—	$22,361	$1,252	$23,613	$—	$(4,642)	$(6,372)	$(11,014)	$12,599	$—	$12,599
Citibank, N.A.	160,480	43,751	11,500	215,731	—	(12,232)	(5,410)	(17,642)	198,089	—	198,089
Deutsche Bank AG	7,610	9,660	—	17,270	—	(1,010)	—	(1,010)	16,260	—	16,260
JP Morgan Chase Bank, N.A.	—	47,120	417	47,537	—	(12,285)	(3,717)	(16,002)	31,535	—	31,535
Morgan Stanley Capital
Services LLC	156,869	—	—	156,869	(130,904)	—	—	(130,904)	25,965	—	25,965
	$324,959	$122,892	$13,169	$461,020	$(130,904)	$(30,169)	$(15,499)	$(176,572)	$284,448	$—	$284,448

(1)
Value on swap contracts is represented by “unrealized appreciation/(depreciation)” on interest rate and inflation swaps, and “value” on credit default swaps, which is inclusive of upfront premiums paid/(received).

(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, “Derivative instruments,” in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$154,756	$664,910	$(470,489)

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Sovereign	19.57%
Whole Loan CMO Other	6.66
Other ABS	5.08
CMBS Other	3.90
Whole Loan CMO Mezzanine	2.48
Multi-line Insurance	2.21
Real Estate Operations/Development	2.08
Life/Health Insurance	1.62
Diversified Banking Institution	1.60
Property/Casualty Insurance	1.52
Telecommunication Services	1.21
Cable TV	1.20
Aerospace/Defense-Equipment	1.18
Finance-Leasing Company	1.18
Automobile ABS Other	1.10
Auto-Cars/Light Trucks	1.09
Credit Card Bullet	1.01
Commercial Banks Non-US	0.98
Cellular Telecommunications	0.91
Medical Labs & Testing Services	0.86
Auto/Truck Parts & Equipment-Original	0.81
Money Center Banks	0.81
Medical-Hospitals	0.80
Credit Card Other	0.77
Auto Repair Centers	0.75
Tobacco	0.74
Independent Power Producer	0.73
Investment Management & Advising Services	0.66
Oil & Gas Refining & Marketing	0.65
Oil & Gas Exploration & Production	0.63
Building & Construction-Miscellaneous	0.61
Telephone-Integrated	0.61
Diversified Financial Services	0.60
Diversified Manufacturing Operations	0.51
Retail-Perfume & Cosmetics	0.50
Aerospace/Defense	0.48
Applications Software	0.44
Building Societies	0.44
Computer Data Security	0.44
Food-Retail	0.44
Semiconductor Components-Integrated Circuits	0.44
Travel Services	0.44
Reinsurance	0.43
Retirement/Aged Care	0.43
Machinery-Print Trade	0.42
Real Estate Management/Services	0.42
Recycling	0.42
Rental Auto/Equipment	0.42
Retail-Misc/Diversified	0.42
Building Products-Cement Aggregates	0.41
Building-Heavy Construction	0.41
Commercial Services-Finance	0.41
Machinery-General Industrials	0.41
Medical-Nursing Homes	0.41
Power Conversion/Supply Equipment	0.41
Theaters	0.41
Machinery-Electrical	0.39
Paper & Related Products	0.39
Chemicals - Diversified	0.38
Machinery-Construction & Mining	0.37
Coal	0.34
Transport-Services	0.34
Computers	0.32
Electronic Components-Miscellaneous	0.29
Medical - Drugs	0.29
REITS-Diversified	0.27
Medical-Biomedical/Gene	0.26
Medical Instruments	0.24
Oil Comp-Integrated	0.17
E-Commerce/Services	0.15
Transport-Rail	0.13
Long-Term Investments	80.90
Short-Term Investment	13.46
Total investments	94.37
Financial Derivative Instruments	0.72
Net other assets and liabilities	4.91
100.00%

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives.	investments

Euro	39%
US Dollar	35
British Pound	21
Mexican Peso	2
New Zealand Dollar	2
Canadian Dollar	1
Romanian Leu	0 *
100%

* Less than 0.05% of total investments.

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2015:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Auto loan receivables
Germany	$—	$294,877	$—	$219,650
Luxembourg	—	219,650	—	219,650
Total auto loan receivables	—	514,527	—	514,527

Corporate bonds
Austria	—	105,158	—	105,158
France	—	779,381	—	779,381
Germany	—	462,908	—	462,908
Ireland	—	119,709	—	119,709
Italy	—	106,360	—	106,360
Jersey	—	156,165	—	156,165
Luxembourg	—	619,500	—	619,500
Netherlands	—	694,717	—	694,717
Singapore	—	78,300	—	78,300
Spain	—	109,276	—	109,276
United Kingdom	—	3,652,496	—	3,652,496
United States	—	3,744,299	—	3,744,299
Total corporate bonds	—	10,628,269	—	10,628,269

Commercial mortgage-backed securities
Germany	—	386,230	—	386,230
United Kingdom	—	662,460	—	662,460
United States	—	249,279	—	249,279
Total commercial mortgage-backed securities	—	1,297,969	—	1,297,969

Collateralized loan obligations
Ireland	—	280,863	—	280,863
Luxembourg	—	139,600	—	139,600
Netherlands	—	696,337	—	696,337
Total collateralized loan obligations	—	1,116,800	—	1,116,800

Credit Card Receivables
United Kingdom	—	207,433	—	207,433
United States	—	270,510	—	270,510
Total Credit Card Receivables	—	477,943	—	477,943

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Residential mortgage-backed securities
Australia	$—	$245,550	$—	$245,550
Netherlands	—	449,010	—	449,010
United Kingdom	—	1,763,322	—	1,763,322
Total residential mortgage-backed securities	—	2,457,882	—	2,457,882

Sovereign debt obligations	—	4,446,011	—	4,446,011

US government obligations
United States	—	814,914	—	814,914
Total US government obligations	—	814,914	—	814,914

Short-term investment	3,620,316	—	—	3,620,316

Total investments	$3,620,316	$21,754,316	$—	$25,374,632

Financial Derivative Instruments – Assets
Exchange-traded or centrally-cleared	859	203,031	—	203,890
Over-the-counter	—	461,020	—	461,020
Total Financial Derivative Instruments – Assets	859	664,051	—	664,910

Financial Derivative Instruments – Liabilities
Exchange-traded or centrally-cleared	(36,615)	(257,302)	—	(293,917)
Over-the-counter	—	(176,572)	—	(176,572)
Total Financial Derivative Instruments – Liabilities	(36,615)	(433,874)	—	(470,489)

During the year ended July 31, 2015, there were no transfers in or out of security levels.

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

Fair Value of Financial Derivative Instruments

The following is a summary of the fair valuation of the Fund’s financial derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2015

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments – Assets
Exchange-Traded or Centrally-Cleared
Futures	$—	$—	$—	$—	$—	$—
Purchased Options	—	—	859	—	—	859
Swap Contracts	—	—	203,031	—	—	203,031
	$—	$—	$203,890	$—	$—	$203,890

Over-the-Counter
Forward Foreign Currency Contracts	$324,959	$—	$—	$—	$—	$324,959
Purchased Options	61,842	—	61,050	—	—	122,892
Swap Contracts	—	—	1,583	8,762	2,824	13,169
	$386,801	$—	$62,633	$8,762	$2,824	$461,020
Total	$386,801	$—	$266,523	$8,762	$2,824	$664,910

Financial Derivative Instruments – Liabilities
Exchange-Traded or Centrally-Cleared
Futures Contracts	$—	$—	$(36,615)	$—	$—	$(36,615)
Written Options	—	—	—	—	—	—
Swap Contracts	—	—	(161,930)	(95,372)	—	(257,302)
	$—	$—	$(198,545)	$(95,372)	$—	$(293,917)

Over-the-Counter
Forward Foreign Currency Contracts	$(130,904)	$—	$—	$—	$—	$(130,904)
Written Options	(11,278)	—	(18,891)	—	—	(30,169)
Swap Contracts	—	—	(2,546)	—	(12,953)	(15,499)
	$(142,182)	$—	$(21,437)	$—	$(12,953)	$(176,572)
Total	$(142,182)	$—	$(219,982)	$(95,372)	$(12,953)	$(470,489)
Net	$244,619	$—	$46,541	$(86,610)	$(10,129)	$194,421

See notes to financial statements

Portfolio of investments

Unconstrained Bond Fund
July 31, 2015 (continued)

Effect of Financial Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2015

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Futures Contracts	$—	$—	$(345,445)	$—	$—	$(345,445)
Options	136,690	—	(29,945)	—	—	106,745
Forward Foreign Currency Contracts	3,029,714	—	—	—	—	3,029,714
Swap Contracts	—	—	(405,735)	(20,211)	3,100	(422,846)
	$3,166,404	$—	$(781,125)	$(20,211)	$3,100	$2,368,168
Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Futures Contracts	$—	$—	$(22,048)	$—	$—	$(22,048)
Options	30,506	—	(121,045)	—	—	(90,539)
Forward Foreign Currency Contracts	(39,221)	—	—	—	—	(39,221)
Swap Contracts	—	—	120,832	25,625	(7,120)	139,337
	$(8,715)	$—	$(22,261)	$25,625	$(7,120)	$(12,471)

See notes to financial statements

Portfolio of investments

US Growth Opportunities Fund
July 31, 2015

		Value
Shares		(note 2)

Common stocks – 97.59%

	Ireland – 2.10%
808	Perrigo Co plc	$155,298

	United States – 95.49%
795	Acuity Brands, Inc.	159,946
2,716	Adobe Systems, Inc. *	222,685
2,968	Amphenol Corp., Class A	167,425
4,487	Bank of the Ozarks, Inc.	197,966
1,785	Bio-Techne Corp.	195,243
776	C.R. Bard, Inc.	152,600
3,905	Cantel Medical Corp.	214,306
1,494	Celgene Corp. *	196,088
2,871	Cerner Corp. *	205,908
3,388	Cognizant Technology Solutions
	Corp., Class A *	213,783
1,410	Concho Resources, Inc. *	150,250
1,558	Costco Wholesale Corp.	226,377
2,418	Danaher Corp.	221,392
1,817	Ecolab, Inc.	210,427
3,388	Fiserv, Inc. *	294,282
1,688	Genesee & Wyoming, Inc.,
	Class A *	120,219
1,371	Henry Schein, Inc. *	202,881
1,739	Illinois Tool Works, Inc.	155,588
2,147	Intuit, Inc.	227,088
4,170	Microchip Technology, Inc.	178,643
3,530	Raymond James Financial, Inc.	208,270
1,752	Red Hat, Inc. *	138,548
918	Snap-on, Inc.	151,286
4,565	Starbucks Corp.	264,451
1,817	The JM Smucker Co.	202,941
2,017	The Middleby Corp. *	247,486
3,466	The TJX Companies, Inc.	241,996
1,739	The Walt Disney Co.	208,680
2,593	Tractor Supply Co.	239,904
2,463	Under Armour, Inc., Class A *	244,650
3,020	VF Corp.	232,812
2,069	Visa, Inc., A Shares	155,879
1,849	Wabtec Corp.	187,100
2,890	Walgreens Boots Alliance, Inc.	279,261
647	WW Grainger, Inc.	147,975
		7,064,336

	Total common stocks
	(Cost $6,495,628)	7,219,634

	Total long-term investments
	(Cost $6,495,628)	7,219,634

Short-term investment – 2.19%
161,919	Fidelity Institutional
	Treasury Portfolio	$161,919

	Total short-term investment
	(Cost $161,919)	161,919

Total investments – 99.78%
	(Cost $6,657,547)	7,381,553

Net other assets and liabilities – 0.22%		16,246

Total net assets – 100.00%		$7,397,799

*    Non-income producing security

See notes to financial statements

Portfolio of investments

US Growth Opportunities Fund
July 31, 2015 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets

Industrial Machinery	7.49%
Apparel, Accessories & Luxury Goods	6.45
Data Processing & Outsourced Services	6.09
Application Software	6.08
Health Care Equipment	4.96
Drug Retail	3.78
Restaurants	3.58
Apparel Retail	3.27
Specialty Stores	3.24
Hypermarkets & Super Centers	3.06
Industrial Conglomerates	2.99
IT Consulting & Other Services	2.89
Specialty Chemicals	2.84
Movies & Entertainment	2.82
Investment Banking & Brokerage	2.82
Health Care Technology	2.78
Packaged Foods & Meats	2.74
Health Care Distributors	2.74
Regional Banks	2.68
Biotechnology	2.65
Life Sciences Tools & Services	2.64
Construction & Farm Machinery & Heavy Trucks	2.53
Semiconductors	2.42
Electronic Components	2.26
Electrical Components & Equipment	2.16
Pharmaceuticals	2.10
Oil & Gas Exploration & Production	2.03
Trading Companies & Distributors	2.00
Systems Software	1.87
Railroads	1.63
Long-Term Investments	97.59
Short-Term Investment	2.19
Total Investments	99.78
Net Other Assets and Liabilities	0.22
100.00%

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives.	investments

US Dollar	100%

See notes to financial statements

Portfolio of investments

US Growth Opportunities Fund
July 31, 2015 (continued)

Fair Value Measurements

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2015:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Assets
Common Stocks
Ireland	$155,298	$—	$—	$155,298
United States	7,064,336	—	—	7,064,336
Total Common Stocks	7,219,634	—	—	7,219,634

Short-Term Investment	161,919	—	—	161,919
Total investments	$7,381,553	$—	$—	$7,381,553

During the period ended July 31, 2015, there were no transfers in or out of security levels.

See notes to financial statements

Financial statements

Statements of assets and liabilities
July 31, 2015

		Dividend
	All	& Income
	Asset	Builder
	Fund	Fund

Assets:
Investments, at fair value
Securities	$34,268,106	$50,770,876
Affiliated companies	7,271,314	—
Short-term investment	18,978,659	2,651,739
Total investments	60,518,079	53,422,615
Cash	—	16,420
Foreign cash, at value	—	177,575
Cash at broker for open futures contracts	1,260,069	—
Dividends and interest receivable	51,778	173,580
Receivable for investment securities sold	—	—
Receivable for fund shares sold	50,944	491,283
Receivable from investment adviser	—	—
Financial Derivative Instruments
Exchange-traded or centrally cleared	174,631	—
Over-the-counter	—	—
Prepaid expenses and other assets	15,015	25,639
Total Assets	62,070,516	54,307,112

Liabilities:
Foreign cash overdraft, at value	114,634	—
Payable for investment securities purchased	14,055	38
Payable for fund shares redeemed	51,062	55,167
Financial Derivative Instruments
Exchange-traded or centrally-cleared	66,298	—
Over-the-counter	199,966	—
Payable to investment adviser	20,412	31,851
Payable for 12b-1 distribution and service fees	10,702	14,756
Accrued expenses and other payables	40,464	44,133
Total Liabilities	517,593	145,945
Net assets	$61,552,923	$54,161,167

Net assets consist of:
Paid-in capital	$58,607,034	$52,393,128
Accumulated undistributed net investment income/(loss)	(96,704)	314,188
Accumulated net realized gain/(loss) on investments, financial derivative instruments, short sales and foreign currency transactions	1,760,859	(372,971)
Net unrealized appreciation/(depreciation) of investments, financial derivative instruments, short sales and foreign currencies	1,281,734	1,826,822
	$61,552,923	$54,161,167

See notes to financial statements

Financial statements

Statements of assets and liabilities
July 31, 2015 (continued)

Emerging	European	Global Equity	Global	High Yield
Markets	Focus	Income	Technology	Opportunities
Fund	Fund	Fund	Fund	Fund

$23,053,502	$3,507,337,663	$3,603,711,259	$278,459,337	$22,906,498
—	—	—	—	—
959,477	122,502,268	115,260,135	4,671,462	1,979,897
24,012,979	3,629,839,931	3,718,971,394	283,130,799	24,886,395
—	—	—	—	—
—	4,648,468	17,338,649	3	—
—	—	—	—	—
57,175	2,269,208	20,013,112	184,842	431,349
28,464	21,544,878	46,100,059	2,980,571	994,806
28,704	34,718,843	15,136,452	305,640	—
30,347	—	—	—	—

—	—	—	—	—
—	—	4,838,009	—	24,236
20,467	97,697	87,677	21,483	15,835
24,178,136	3,693,119,025	3,822,485,352	286,623,338	26,352,621

—	—	—	—	—
49,890	54,113,578	107,526,446	4,165,052	1,023,450
78,095	1,572,462	4,292,451	211,292	68,120

—	—	—	—	—
—	—	627,566	—	—
—	2,599,646	2,107,353	212,968	7,402
4,444	496,439	1,104,314	93,831	1,588
72,347	959,466	1,181,023	139,760	41,323
204,776	59,741,591	116,839,153	4,822,903	1,141,883
$23,973,360	$3,633,377,434	$3,705,646,199	$281,800,435	$25,210,738

$27,255,527	$3,508,640,485	$3,813,209,180	$173,916,330	$26,023,423
(79,162)	23,999,273	4,483,650	(320,317)	70,270
(1,846,694)	(84,890,717)	(50,983,264)	30,346,473	(595,871)
(1,356,311)	185,628,393	(61,063,367)	77,857,949	(287,084)
$23,973,360	$3,633,377,434	$3,705,646,199	$281,800,435	$25,210,738

See notes to financial statements

Financial statements

Statements of assets and liabilities
July 31, 2015 (continued)

		Dividend
	All	& Income
	Asset	Builder
	Fund	Fund

Net assets:
Class A Shares	$6,396,358	$15,959,495
Class B Shares	N/A	N/A
Class C Shares	$10,823,907	$13,845,865
Class I Shares	$44,332,658	$24,355,807

Shares outstanding:
Class A Shares (unlimited number of shares authorized)	606,251	1,277,059
Class B Shares (unlimited number of shares authorized)	N/A	N/A
Class C Shares (unlimited number of shares authorized)	1,041,328	1,117,044
Class I Shares (unlimited number of shares authorized)	4,203,241	1,949,445

Class A shares:
Net asset value and redemption price per share	$10.55	$12.50
Maximum sales charge*	5.75%	5.00%
Maximum offering price per share	$11.19	$13.16

Class B shares:
Net asset value and offering price per share	N/A	N/A

Class C shares:
Net asset value and offering price per share	$10.39	$12.40

Class I shares:
Net asset value and offering price per share	$10.55	$12.49

Investments, at cost	$59,106,577	$51,593,803
Cost or Premiums of Financial Derivative Instruments, net	$—	$—
Foreign cash, at cost	$(76,664)	$177,559

*     On purchases of $50,000 or more, the sales charge may be reduced as outlined in the Prospectus.

See notes to financial statements

Financial statements

Statements of assets and liabilities
July 31, 2015 (continued)

Emerging	European	Global Equity	Global	High Yield
Markets	Focus	Income	Technology	Opportunities
Fund	Fund	Fund	Fund	Fund

$8,271,540	$905,597,820	$702,840,963	$99,902,632	$1,955,049
N/A	$5,098,575	N/A	$6,273,529	N/A
$3,049,416	$365,135,352	$1,138,357,432	$79,666,595	$1,373,416
$12,652,404	$2,357,545,687	$1,864,447,804	$95,957,679	$21,882,273

962,083	24,536,115	89,467,912	3,799,015	201,934
N/A	145,533	N/A	268,813	N/A
365,185	10,563,598	145,746,347	3,415,589	141,988
1,465,331	63,889,513	236,955,511	3,580,486	2,268,384

$8.60	$36.91	$7.86	$26.30	$9.68
5.75%	5.75%	5.75%	5.75%	4.75%
$9.12	$39.16	$8.34	$27.90	$10.16

N/A	$35.03	N/A	$23.34	N/A

$8.35	$34.57	$7.81	$23.32	$9.67

$8.63	$36.90	$7.87	$26.80	$9.65

$25,334,887	$3,444,205,667	$3,783,916,076	$205,271,179	$25,173,843
$—	$—	$—	$—	$23,807
$—	$4,661,707	$17,477,455	$3	$—

See notes to financial statements

Financial statements

Statements of assets and liabilities
July 31, 2015 (continued)

International
Long/Short
Equity
Fund

Assets:
Investments, at fair value
Securities	$3,411,660
Short-term investment	3,385,039
Total investments	6,796,699
Cash	8,761
Foreign cash, at value	1,952
Cash at broker for open futures contracts	106,304
Cash at broker for open swap contracts	—
Cash segregated as collateral on equity swap contracts	230,000
Dividends and interest receivable	5,525
Receivable for investment securities sold	156,809
Receivable for fund shares sold	18,000
Receivable from investment adviser	27,562
Financial Derivative Instruments
Exchange-traded or centrally cleared	142
Over-the-counter	283,323
Prepaid expenses and other assets	40,469
Total Assets	7,675,546

Liabilities:
Foreign cash overdraft, at value	—
Payable to custodian	—
Payable for investment securities purchased	—
Securities sold short, at value	1,224,711
Payable for fund shares redeemed	—
Payable for short sale financing	2,253
Financial Derivative Instruments
Exchange-traded or centrally-cleared	10,173
Over-the-counter	118,506
Payable for periodic payments on equity swap contracts	4,087
Payable to investment adviser	—
Payable for 12b-1 distribution and service fees	126
Dividends payable for short sales	588
Accrued expenses and other payables	32,354
Total Liabilities	1,392,798
Net assets	$6,282,748

Net assets consist of:
Paid-in capital	$6,150,058
Accumulated undistributed net investment income/(loss)	(69,800)
Accumulated net realized gain/(loss) on investments, financial derivative instruments, short sales and foreign currency transactions	65,566
Net unrealized appreciation/(depreciation) of investments, financial derivative instruments, short sales and foreign currencies	136,924
$6,282,748

See notes to financial statements

Financial statements

Statements of assets and liabilities
July 31, 2015 (continued)

International	International	Strategic	Unconstrained	US Growth
Opportunities	Select Equity	Income	Bond	Opportunities
Fund	Fund	Fund	Fund	Fund

$4,236,451,416	$5,334,071	$141,260,512	$21,754,316	$7,219,634
274,277,510	202,749	24,628,927	3,620,316	161,919
4,510,728,926	5,536,820	165,889,439	25,374,632	7,381,553
—	25	—	—	—
2,952	—	1,254,357	—	—
—	—	175,549	203,573	—
—	—	15,793	349,675	—
—	—	—	—	—
8,561,814	9,968	1,924,157	172,670	103
32,219,684	36,895	27,997	883,983	—
11,498,867	18,000	599,509	—	3,000
—	7,196	—	—	7,595

—	—	36,276	203,890	—
5,472,041	—	337,820	461,020	—
117,068	24,650	22,781	8,218	28,504
4,568,601,352	5,633,554	170,283,678	27,657,661	7,420,755

—	—	—	18,100	—
—	—	27,997	—	—
19,292,792	—	1,434,668	219,656	—
—	—	—	—	—
2,802,570	—	357,728	—	—
—	—	—	—	—

—	—	—	293,917	—
—	—	347,629	176,572	—
—	—	—	—	—
3,415,009	—	59,703	4,555	—
826,211	157	33,676	1,143	341
—	—	—	—	—
1,360,198	22,714	102,008	53,718	22,615
27,696,780	22,871	2,363,409	767,661	22,956
$4,540,904,572	$5,610,683	$167,920,269	$26,890,000	$7,397,799

$4,178,020,159	$5,207,395	$205,860,388	$28,213,846	$6,711,701
46,489,778	47,568	(1,157,208)	(1,063,128)	(1,964)
(306,131,924)	30,361	(35,444,365)	780,245	(35,944)
622,526,559	325,359	(1,338,546)	(1,040,963)	724,006
$4,540,904,572	$5,610,683	$167,920,269	$26,890,000	$7,397,799

See notes to financial statements

Financial statements

Statements of assets and liabilities
July 31, 2015 (continued)

International
Long/Short
Equity
Fund

Net assets:
Class A Shares	$198,647
Class B Shares	N/A
Class C Shares	$102,190
Class I Shares	$5,981,911
Class R Shares	N/A

Shares outstanding:
Class A Shares (unlimited number of shares authorized)	19,335
Class B Shares (unlimited number of shares authorized)	N/A
Class C Shares (unlimited number of shares authorized)	10,000
Class I Shares (unlimited number of shares authorized)	581,658
Class R Shares (unlimited number of shares authorized)	N/A

Class A shares:
Net asset value and redemption price per share	$10.27
Maximum sales charge*	5.75%
Maximum offering price per share	$10.90

Class B shares:
Net asset value and offering price per share	N/A

Class C shares:
Net asset value and offering price per share	$10.22

Class I shares:
Net asset value and offering price per share	$10.28

Class R shares:
Net asset value and offering price per share	N/A

Investments, at cost	$6,840,458
Cost or Premiums of Financial Derivative Instruments, net	$—
Foreign cash, at cost	$1,762
Proceeds received on short sales	$(1,250,365)

*      On purchases of $50,000 or more, the sales charge may be reduced as outlined in the Prospectus.

See notes to financial statements

Financial statements

Statements of assets and liabilities
July 31, 2015 (continued)

International	International	Strategic	Unconstrained	US Growth
Opportunities	Select Equity	Income	Bond	Opportunities
Fund	Fund	Fund	Fund	Fund

$1,623,378,774	$268,927	$28,199,705	$957,732	$1,616,968
$17,164,012	N/A	$3,142,631	N/A	N/A
$552,629,693	$120,069	$30,033,526	$1,081,781	$11,139
$2,333,559,285	$5,221,687	$106,544,407	$24,850,487	$5,769,692
$14,172,808	N/A	N/A	N/A	N/A

57,084,864	24,959	3,102,522	100,747	144,490
643,420	N/A	344,533	N/A	N/A
20,773,051	11,217	3,320,824	113,853	1,000
82,011,647	483,757	11,757,978	2,614,851	514,783
506,745	N/A	N/A	N/A	N/A

$28.44	$10.77	$9.09	$9.51	$11.19
5.75%	5.75%	4.75%	4.75%	5.75%
$30.18	$11.43	$9.54	$9.98	$11.87

26.68	N/A	$9.12	N/A	N/A

$26.60	$10.70	$9.04	$9.50	$11.14

$28.45	$10.79	$9.06	$9.50	$11.21

$27.97	N/A	N/A	N/A	N/A

$3,893,759,219	$5,211,458	$167,295,629	$26,456,382	$6,657,547
$—	$—	$(29,878)	$154,756	$—
$2,952	$—	$1,254,624	$(18,447)	$—
$—	$—	$—	$—	$—

See notes to financial statements

Financial statements

Statements of operations
For the year ended July 31, 2015

		Dividend
	All	& Income
	Asset	Builder
	Fund	Fund

Investment income:
Dividends	$876,240	$1,455,131
Dividends from affiliated companies	253,127	—
Interest	446	282,821
Foreign taxes withheld(a)	—	(72,086)
Total Investment Income	1,129,813	1,665,866

Expenses:
Investment advisory fees	254,867	299,691
12b-1 distribution and service fees:
Class A Shares	17,827	37,521
Class B Shares	—	—
Class C Shares	115,619	100,423
Sub-accounting fees:
Class A Shares	3,870	4,358
Class B Shares	—	—
Class C Shares	8,513	5,128
Class I Shares	13,265	9,078
Transfer agent fees:
Class A Shares	1,233	2,992
Class B Shares	—	—
Class C Shares	1,883	2,888
Class I Shares	6,361	3,177
Registration and filing fees	38,599	44,195
Audit fees	32,760	32,760
Administrative fees	15,736	9,839
Custodian fees	9,469	30,460
Printing and postage fees	6,275	5,152
Legal fees	5,175	1,964
Trustees’ fees and expenses	3,173	1,829
Compliance officer fees	2,006	1,262
Accounting fees	1,213	15,321
Miscellaneous fees	6,574	20,296
Total Expenses	544,418	628,334
Fees waived and/or expenses reimbursed by investment adviser	(28,406)	(70,824)
Net Expenses	516,012	557,510
Net investment income/(loss)	$613,801	$1,108,356

(a)
 “Foreign taxes withheld” has been reduced as the result of refunds of previously withheld tax, plus interest, based on reclaims filed with Eurozone tax jurisdictions in the amount of $87,592, $411,610, and $6,937, respectively, for European Focus Fund, Global Equity Income Fund and Global Technology Fund. Refer to Note 2, under the heading “Federal Income Taxes.”

See notes to financial statements

Financial statements

Statements of operations
For the year ended July 31, 2015 (continued)

Emerging	European	Global Equity	Global	High Yield
Markets	Focus	Income	Technology	Opportunities
Fund	Fund	Fund	Fund	Fund

$582,762	$63,552,710	$247,011,161	$2,709,948	$52,236
—	—	—	—	—
—	—	8,114	976	1,612,132
(65,513)	(4,342,380)	(15,081,036)	(82,205)	—
517,249	59,210,330	231,938,239	2,628,719	1,664,368

266,650	23,334,092	22,435,299	2,856,985	173,998

20,269	1,671,205	1,642,458	293,981	7,066
—	86,834	—	76,290	—
34,741	2,874,260	10,092,386	810,406	11,940

5,049	342,667	301,380	65,747	439
—	14,673	—	9,736	—
4,014	261,376	703,339	73,427	—
11,495	1,191,876	1,073,751	90,378	—

1,497	131,232	119,180	22,606	—
—	2,286	—	1,507	—
856	52,729	157,950	14,032	—
2,830	235,149	233,131	16,489	3,442
40,208	383,642	344,116	54,910	39,211
32,760	32,760	32,760	32,760	35,837
6,588	643,603	798,833	78,474	6,609
72,323	412,652	455,971	59,103	23,591
13,361	360,491	361,478	48,449	856
1,438	135,682	169,253	17,281	539
1,320	121,982	155,291	15,943	1,307
852	77,487	101,689	10,621	793
13,982	14,428	14,583	13,784	2,897
22,569	169,575	269,561	28,632	16,601
552,802	32,550,681	39,462,409	4,691,541	325,126
(87,045)	—	—	—	(78,611)
465,757	32,550,681	39,462,409	4,691,541	246,515
$51,492	$26,659,649	$192,475,830	$(2,062,822)	$1,417,853

See notes to financial statements

Financial statements

Statements of operations
For the year ended July 31, 2015 (continued)

		Dividend
	All	& Income
	Asset	Builder
	Fund	Fund

Realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions(a)(b)	$933,667	$(355,777)
Distributions from investment companies(c)	316,385	—
Financial Derivative Instruments	1,288,911	—
Foreign currency transactions	(51,424)	(1,779)
Net change in unrealized appreciation/(depreciation) of:
Investments(d)	(1,672,595)	1,060,238
Financial Derivative Instruments	(144,196)	—
Translation of other assets and liabilities	(31,933)	(1,661)
Realized and Unrealized Gain/(Loss)	638,815	701,021
Net increase/(decrease) in net assets resulting from operations	$1,252,616	$1,809,377

(a)	Affiliated companies accounted for $0 of the net realized gain/(loss) from investment transactions for All Asset Fund.
(b)	Includes foreign capital gains tax paid of $(22,162) for Emerging Markets Fund.
(c)	Includes long-term capital gains distributions from affiliated companies of $226,942 for All Asset Fund.
(d)	Includes change in foreign capital gains tax accrued of $(4,614) and $(147,145) for Emerging Markets Fund and Global Equity Income Fund, respectively.

See notes to financial statements

Financial statements

Statements of operations
For the year ended July 31, 2015 (continued)

Emerging	European	Global Equity	Global	High Yield
Markets	Focus	Income	Technology	Opportunities
Fund	Fund	Fund	Fund	Fund

$866,844	$(84,319,244)	$(41,008,859)	$46,508,377	$(537,704)
—	—	—	—	—
—	72,361,140	55,885,815	—	10,151
(85,325)	(2,031,931)	(4,016,345)	(89,397)	—

(4,291,054)	142,959,260	(226,309,076)	(13,472,515)	(495,083)
—	(14,730,450)	2,253,013	—	3,134
1,400	38,409	14,818	(1,724)	(65)
(3,508,135)	114,277,184	(213,180,634)	32,944,741	(1,019,567)
$(3,456,643)	$140,936,833	$(20,704,804)	$30,881,919	$398,286

See notes to financial statements

Financial statements

Statements of operations
For the year ended July 31, 2015 (continued)

International
Long/Short
Equity
Fund *

Investment income:
Dividends	$49,084
Interest	—
Foreign taxes withheld(a)	(5,118)
Total Investment Income	43,966

Expenses:
Investment advisory fees	43,971
12b-1 distribution and service fees:
Class A Shares	227
Class B Shares	—
Class C Shares	649
Class R Shares	—
Sub-accounting fees:
Class A Shares	7
Class B Shares	—
Class C Shares	—
Class I Shares	212
Class R Shares	—
Transfer agent fees:
Class A Shares	56
Class B Shares	—
Class C Shares	56
Class I Shares	1,228
Class R Shares	—
Registration and filing fees	3,603
Audit fees	28,110
Administrative fees	862
Custodian fees	83,817
Legal fees	455
Printing and postage fees	1,175
Trustees’ fees and expenses	178
Compliance officer fees	112
Accounting fees	8,833
Organization expense	30,948
Deferred offering costs	57,012
Miscellaneous fees	5,635
Total Expenses before expenses on securities sold short	267,146
Short sale financing fees	31,460
Dividend expense on securities sold short	43,760
Total Expenses after expenses on securities sold short	342,366
Fees waived and/or expenses reimbursed by investment adviser	(213,499)
Net Expenses	128,867
Net investment income/(loss)	$(84,901)

(a)
“Foreign taxes withheld” has been reduced as the result of refunds of previously withheld tax, plus interest, based on reclaims filed with Eurozone tax jurisdictions in the amount of $968,907 for International Opportunities Fund. Refer to Note 2, under the heading “Federal Income Taxes.”

*	Fund commenced operations on December 9, 2014.
**	Fund commenced operations on September 30, 2014.
***	Fund commenced operations on December 18, 2014.

See notes to financial statements

Financial statements

Statements of operations
For the year ended July 31, 2015 (continued)

International	International	Strategic	Unconstrained	US Growth
Opportunities	Select Equity	Income	Bond	Opportunities
Fund	Fund **	Fund	Fund	Fund ***

$108,480,586	$96,636	$82,728	$5,554	$35,932
4,205	—	5,205,421	607,568	—
(6,958,448)	(9,135)	—	—	—
101,526,343	87,501	5,287,969	613,122	35,932

37,328,099	27,888	630,478	178,202	28,907

4,104,859	321	50,120	2,566	1,341
232,870	—	38,907	—	—
5,076,554	902	251,605	11,251	65
56,027	—	—	—	—

1,520,842	43	12,618	72	534
33,648	—	4,386	—	—
557,148	6	20,754	35	—
1,419,659	—	54,777	1	—
11,630	—	—	—	—

272,828	152	3,801	197	90
4,606	—	678	—	—
90,180	152	4,313	250	18
272,527	1,995	11,146	3,625	1,125
2,863	—	—	—	—
222,154	4,879	90,769	31,725	3,474
34,560	27,310	38,241	48,302	27,310
1,001,530	1,055	28,179	6,771	942
757,700	14,934	42,919	96,963	4,034
211,339	398	4,636	1,498	380
496,733	2,174	22,711	943	805
195,703	225	5,084	1,352	195
132,466	126	3,793	414	125
14,447	10,370	9,036	17,492	740
—	13,389	—	—	11,231
—	58,518	—	37,248	44,419
379,099	6,870	62,435	56,502	4,198
54,430,071	171,707	1,391,386	495,409	129,933
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	(132,299)	(83,868)	(234,850)	(91,912)
54,430,071	39,408	1,307,518	260,559	38,021
$47,096,272	$48,093	$3,980,451	$352,563	$(2,089)

See notes to financial statements

Financial statements

Statements of operations
For the year ended July 31, 2015 (continued)

International
Long/Short
Equity
Fund *

Realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions	$216,121
Financial Derivative Instruments	64,442
Short sales	(198,033)
Foreign currency transactions	(8,424)
Net change in unrealized appreciation/(depreciation) of:
Investments	(43,759)
Financial Derivative Instruments	154,786
Short sales	25,654
Translation of other assets and liabilities	243
Realized and Unrealized Gain/(Loss)	211,030
Net increase/(decrease) in net assets resulting from operations	$126,129

*	Fund commenced operations on December 9, 2014.
**	Fund commenced operations on September 30, 2014.
***	Fund commenced operations on December 18, 2014.

See notes to financial statements

Financial statements

Statements of operations
For the year ended July 31, 2015 (continued)

International	International	Strategic	Unconstrained	US Growth
Opportunities	Select Equity	Income	Bond	Opportunities
Fund	Fund **	Fund	Fund	Fund	***

$100,539,930	$30,361	$(4,564,956)	$(1,289,011)	$(35,944)
88,556,113	—	4,878,454	2,368,168	—
—	—	—	—	—
(2,427,718)	(848)	(9,991)	(74,739)	—

20,706,782	325,362	(990,073)	(1,384,509)	724,006
(9,840,716)	—	(265,743)	(12,471)	—
—	—	—	—	—
102,546	(3)	14,081	4,612	—
197,636,937	354,872	(938,228)	(387,950)	688,062
$244,733,209	$402,965	$3,042,223	$(35,387)	$685,973

See notes to financial statements

Financial statements

Statements of changes in net assets
All Asset Fund

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014

Net investment income/(loss)	$613,801	$750,611
Net realized gain/(loss) from investments, distributions from investment companies, financial derivative instruments and foreign currency transactions	2,487,539	2,184,573
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(1,848,724)	1,702,056
Net increase/(decrease) in net assets resulting from operations	1,252,616	4,637,240

Distributions to shareholders from net investment income:
Class A Shares	(94,558)	(110,882)
Class C Shares	(98,042)	(65,035)
Class I Shares	(737,517)	(804,147)
Total distributions to shareholders from net investment income	(930,117)	(980,064)

Distributions to shareholders from net realized gains:
Class A Shares	(165,496)	(296,403)
Class C Shares	(297,564)	(295,843)
Class I Shares	(1,153,810)	(1,507,425)
Total distributions to shareholders from net realized gains	(1,616,870)	(2,099,671)

Increase/(decrease) from Fund share transactions
Class A Shares	(2,406,158)	(3,286,278)
Class C Shares	(46,472)	1,520,761
Class I Shares	(1,589,999)	2,497,117
Net increase/(decrease) from Fund share transactions	(4,042,629)	731,600
Net increase/(decrease) in net assets	(5,337,000)	2,289,105

Net assets:
Beginning of year	66,889,923	64,600,818
End of year	$61,552,923	$66,889,923
Accumulated undistributed net investment income/(loss)	$(96,704)	$(124,131)

See notes to financial statements

Financial statements

Statements of changes in net assets
Dividend & Income Builder Fund

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014

Net investment income/(loss)	$1,108,356	$594,659
Net realized gain/(loss) from investments and foreign currency transactions	(357,556)	577,082
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	1,058,577	639,189
Net increase/(decrease) in net assets resulting from operations	1,809,377	1,810,930

Distributions to shareholders from net investment income:
Class A Shares	(401,124)	(281,058)
Class C Shares	(199,615)	(52,219)
Class I Shares	(464,983)	(116,862)
Total distributions to shareholders from net investment income	(1,065,722)	(450,139)

Distributions to shareholders from net realized gains:
Class A Shares	(223,750)	(26,820)
Class C Shares	(157,527)	(4,620)
Class I Shares	(188,967)	(6,478)
Total distributions to shareholders from net realized gains	(570,244)	(37,918)

Increase/(decrease) from Fund share transactions:
Class A Shares	1,726,991	11,439,640
Class C Shares	9,155,941	3,936,013
Class I Shares	16,115,976	6,472,348
Net increase/(decrease) from Fund share transactions:	26,998,908	21,848,001
Net increase/(decrease) in net assets	27,172,319	23,170,874

Net assets:
Beginning of year	26,988,848	3,817,974
End of year	$54,161,167	$26,988,848
Accumulated undistributed net investment income/(loss)	$314,188	$260,771

See notes to financial statements

Financial statements

Statements of changes in net assets
Emerging Markets Fund

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014

Net investment income/(loss)	$51,492	$88,345
Net realized gain/(loss) from investments and foreign currency transactions	781,519	413,299
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(4,289,654)	3,342,917
Net increase/(decrease) in net assets resulting from operations	(3,456,643)	3,844,561

Distributions to shareholders from net investment income:
Class I Shares	(22,618)	—
Total distributions to shareholders from net investment income	(22,618)	—

Increase/(decrease) from Fund share transactions:
Class A Shares	729,488	(1,763,376)
Class C Shares	(481,012)	368,449
Class I Shares	(1,544,468)	3,427,793
Net increase/(decrease) from Fund share transactions:	(1,295,992)	2,032,866
Net increase/(decrease) in net assets	(4,775,253)	5,877,427

Net assets:
Beginning of year	28,748,613	22,871,186
End of year	$23,973,360	$28,748,613
Accumulated undistributed net investment income/(loss)	$(79,162)	$2,739

See notes to financial statements

Financial statements

Statements of changes in net assets
European Focus Fund

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014

Net investment income/(loss)	$26,659,649	$31,602,394
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	(13,990,035)	182,472,218
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	128,267,219	(14,753,017)
Net increase/(decrease) in net assets resulting from operations	140,936,833	199,321,595

Distributions to shareholders from net investment income:
Class A Shares	(7,764,091)	(1,300,114)
Class B Shares	(5,811)	—
Class C Shares	(3,266,638)	—
Class I Shares	(25,811,654)	(2,410,152)
Total distributions to shareholders from net investment income	(36,848,194)	(3,710,266)

Increase/(decrease) from Fund share transactions:
Class A Shares	127,843,914	345,472,959
Class B Shares	(8,569,612)	(6,709,490)
Class C Shares	87,256,938	138,355,083
Class I Shares	891,481,823	1,053,252,196
Net increase/(decrease) from Fund share transactions:	1,098,013,063	1,530,370,748
Net increase/(decrease) in net assets	1,202,101,702	1,725,982,077

Net assets:
Beginning of year	2,431,275,732	705,293,655
End of year	$3,633,377,434	$2,431,275,732
Accumulated undistributed net investment income/(loss)	$23,999,273	$37,559,735

See notes to financial statements

Financial statements

Statements of changes in net assets
Global Equity Income Fund

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014

Net investment income/(loss)	$192,475,830	$164,005,792
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	10,860,611	100,568,038
Net change in unrealized appreciation/(depreciation) of investments, financial derivative investments and foreign currency translations	(224,041,245)	33,886,681
Net increase/(decrease) in net assets resulting from operations	(20,704,804)	298,460,511

Distributions to shareholders from net investment income:
Class A Shares	(39,536,986)	(51,346,675)
Class C Shares	(54,265,095)	(42,762,558)
Class I Shares	(100,478,175)	(62,252,861)
Total distributions to shareholders from net investment income	(194,280,256)	(156,362,094)

Increase/(decrease) from Fund share transactions:
Class A Shares	(55,180,085)	46,024,071
Class C Shares	246,969,235	327,113,942
Class I Shares	604,508,415	648,963,241
Net increase/(decrease) from Fund share transactions:	796,297,565	1,022,101,254
Net increase/(decrease) in net assets	581,312,505	1,164,199,671

Net assets:
Beginning of year	3,124,333,694	1,960,134,023
End of year	$3,705,646,199	$3,124,333,694
Accumulated undistributed net investment income income/(loss)	$4,483,650	$8,690,521

See notes to financial statements

Financial statements

Statements of changes in net assets
Global Technology Fund

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014

Net investment income/(loss)	$(2,062,822)	$(2,828,781)
Net realized gain/(loss) from investments and foreign currency transactions	46,418,980	43,865,476
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(13,474,239)	14,838,828
Net increase/(decrease) in net assets resulting from operations	30,881,919	55,875,523

Distributions to shareholders from net realized gains:
Class A Shares	(14,581,856)	(1,157,738)
Class B Shares	(1,117,177)	(68,522)
Class C Shares	(10,977,712)	(575,039)
Class I Shares	(15,573,789)	(664,636)
Total distributions to shareholders from net realized gains	(42,250,534)	(2,465,935)

Increase/(decrease) from Fund share transactions:
Class A Shares	(52,367,855)	(39,059,663)
Class B Shares	(1,836,313)	(2,047,107)
Class C Shares	350,215	426,339
Class I Shares	(15,718,293)	2,200,892
Net increase/(decrease) decrease from Fund share transactions:	(69,572,246)	(38,479,539)
Net increase/(decrease) in net assets	(80,940,861)	14,930,049

Net assets:
Beginning of year	362,741,296	347,811,247
End of year	$281,800,435	$362,741,296
Accumulated undistributed net investment income/(loss)	$(320,317)	$(1,785,864)

See notes to financial statements

Financial statements

Statements of changes in net assets
High Yield Opportunities Fund

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014
Net investment income/(loss)	$1,417,853	$1,604,395
Net realized gain/(loss) from investments and financial derivative instruments	(527,553)	740,438
Net change in unrealized appreciation/(depreciation) of investments and financial derivative instruments	(492,014)	388,021
Net increase/(decrease) in net assets resulting from operations	398,286	2,732,854

Distributions to shareholders from net investment income:
Class A Shares	(158,365)	(98,665)
Class C Shares	(58,762)	(54,655)
Class I Shares	(1,337,873)	(1,506,677)
Total distributions to shareholders from net investment income	(1,555,000)	(1,659,997)

Distributions to shareholders from net realized gains:
Class A Shares	(37,967)	(2,814)
Class C Shares	(27,626)	(2,548)
Class I Shares	(587,665)	(60,291)
Total distributions to shareholders from net realized gains	(653,258)	(65,653)

Increase/(decrease) from Fund share transactions:
Class A Shares	(90,633)	1,001,671
Class C Shares	263,692	159,999
Class I Shares	268,045	(1,322,865)
Net increase/(decrease) from Fund share transactions:	441,104	(161,195)
Net increase/(decrease) in net assets	(1,368,868)	846,009

Net assets:
Beginning of year	26,579,606	25,733,597
End of year	$25,210,738	$26,579,606
Accumulated undistributed net investment income/(loss)	$70,270	$146,645

See notes to financial statements

Financial statements

Statements of changes in net assets
International Long/Short Equity Fund

Period Ended
July 31, 2015 *

Net investment income/(loss)	$(84,901)
Net realized gain/(loss) from investments, financial derivative instruments, short sales and foreign currency transactions	74,106
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments, short sales and foreign currency translations	136,924
Net increase/(decrease) in net assets resulting from operations	126,129

Increase/(decrease) from Fund share transactions:
Class A Shares	195,737
Class C Shares	100,122
Class I Shares	5,860,760
Net increase/(decrease) from Fund share transactions:	6,156,619
Net increase/(decrease) in net assets	6,282,748

Net assets:
Beginning of period	—
End of period	$6,282,748
Accumulated undistributed net investment income/(loss)	$(69,800)

*	The International Long/Short Equity Fund commenced operations on December 9, 2014.

See notes to financial statements

Financial statements

Statements of changes in net assets
International Opportunities Fund

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014

Net investment income/(loss)	$47,096,272	$40,375,051
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	186,668,325	226,019,491
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	10,968,612	147,311,429
Net increase/(decrease) in net assets resulting from operations	244,733,209	413,705,971

Distributions to shareholders from net investment income:
Class A Shares	(13,739,334)	(6,338,907)
Class C Shares	(1,759,814)	—
Class I Shares	(23,673,060)	(6,339,779)
Class R Shares	(79,695)	(7,898)
Total distributions to shareholders from net investment income	(39,251,903)	(12,686,584)

Increase/(decrease) from Fund share transactions:
Class A Shares	(447,677,648)	311,171,454
Class B Shares	(13,409,043)	(15,281,526)
Class C Shares	36,281,349	11,836,849
Class I Shares	845,583,014	388,149,385
Class R Shares	3,658,824	1,794,203
Net increase/(decrease) from Fund share transactions:	424,436,496	697,670,365
Net increase/(decrease) in net assets	629,917,802	1,098,689,752

Net assets:
Beginning of year	3,910,986,770	2,812,297,018
End of year	$4,540,904,572	$3,910,986,770
Accumulated undistributed net investment income/(loss)	$46,489,778	$38,905,502

See notes to financial statements

Financial statements

Statements of changes in net assets
International Select Equity Fund

	Period Ended
	July 31, 2015	*

Net investment income/(loss)	$48,093
Net realized gain/(loss) from investments and foreign currency transactions	29,513
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	325,359
Net increase/(decrease) in net assets resulting from operations	402,965

Increase/(decrease) from Fund share transactions
Class A Shares	257,531
Class C Shares	111,850
Class I Shares	4,838,337
Net increase/(decrease) from Fund share transactions:	5,207,718
Net increase/(decrease) in net assets	5,610,683

Net assets:
Beginning of period	—
End of period	$5,610,683
Accumulated undistributed net investment income/(loss)	$47,568

*	The International Select Equity Fund commenced operations on September 30, 2014.

See notes to financial statements

Financial statements

Statements of changes in net assets
Strategic Income Fund

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014

Net investment income/(loss)	$3,980,451	$1,989,374
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	303,507	(425,027)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(1,241,735)	1,336,761
Net increase/(decrease) in net assets resulting from operations	3,042,223	2,901,108

Distributions to shareholders from net investment income:
Class A Shares	(814,505)	(631,894)
Class B Shares	(126,818)	(214,577)
Class C Shares	(848,492)	(756,111)
Class I Shares	(2,845,209)	(412,440)
Total distributions to shareholders from net investment income	(4,635,024)	(2,015,022)

Increase/(decrease) from Fund share transactions
Class A Shares	16,935,684	(4,431,989)
Class B Shares	(1,100,439)	(2,072,667)
Class C Shares	12,458,298	(2,137,210)
Class I Shares	89,428,317	10,919,406
Net increase/(decrease) from Fund share transactions:	117,721,860	2,277,540
Net increase/(decrease) in net assets	116,129,059	3,163,626

Net assets:
Beginning of year	51,791,210	48,627,584
End of year	$167,920,269	$51,791,210
Accumulated undistributed net investment income/(loss)	$(1,157,208)	$743,927

See notes to financial statements

Financial statements

Statements of changes in net assets
Unconstrained Bond Fund

	Year Ended	Period Ended
	July 31, 2015	July 31, 2014 *

Net investment income/(loss)	$352,563	$339,149
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	1,004,418	(191,148)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(1,392,368)	351,405
Net increase/(decrease) in net assets resulting from operations	(35,387)	499,406

Distributions to shareholders from net investment income:
Class A Shares	(12,886)	(12,646)
Class C Shares	(6,200)	(6,896)
Class I Shares	(385,916)	(330,459)
Total distributions to shareholders from net investment income	(405,002)	(350,001)

Distributions to shareholders from net realized gains:
Class A Shares	(42,783)	—
Class C Shares	(48,979)	—
Class I Shares	(1,040,174)	—
Total distributions to shareholders from net realized gains	(1,131,936)	—

Increase/(decrease) from Fund share transactions
Class A Shares	(117,696)	1,129,457
Class C Shares	142,884	1,000,000
Class I Shares	170,411	25,987,864
Net increase/(decrease) from Fund share transactions:	195,599	28,117,321
Net increase/(decrease) in net assets	(1,376,726)	28,266,726

Net assets:
Beginning of year	28,266,726	—
End of year	$26,890,000	$28,266,726
Accumulated undistributed net investment income/(loss)	$(1,063,128)	$(9,629)

*	The Unconstrained Bond Fund commenced operations on December 20, 2013.

See notes to financial statements

Financial statements

Statements of changes in net assets
US Growth Opportunities Fund

Period Ended
July 31, 2015 *

Net investment loss/(loss)	$(2,089)
Net realized gain/(loss) from investments and foreign currency transactions	(35,944)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	724,006
Net increase/(decrease) in net assets resulting from operations	685,973

Increase/(decrease) from Fund share transactions:
Class A Shares	1,546,643
Class C Shares	10,000
Class I Shares	5,155,183
Net increase/(decrease) from Fund share transactions:	6,711,826
Net increase/(decrease) in net assets	7,397,799

Net assets:
Beginning of period	—
End of period	$7,397,799
Accumulated undistributed net investment income/(loss)	$(1,964)

*	The US Growth Opportunities Fund commenced operations on December 18, 2014.

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
All Asset Fund

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014

Amount

Class A shares:
Sold	$2,554,231	$4,695,681
Issued as reinvestment of dividends	243,890	393,801
Redeemed	(5,204,279)	(8,375,760)
Net increase/(decrease)	$(2,406,158)	$(3,286,278)

Class C shares:
Sold	$4,904,804	$5,911,056
Issued as reinvestment of dividends	347,023	354,883
Redeemed	(5,298,299)	(4,745,178)
Net increase/(decrease)	$(46,472)	$1,520,761

Class I shares:
Sold	$7,046,213	$20,022,331
Issued as reinvestment of dividends	1,876,370	2,273,522
Redeemed	(10,512,582)	(19,798,736)
Net increase/(decrease)	$(1,589,999)	$2,497,117

Shares

Class A shares:
Sold	241,338	438,661
Issued as reinvestment of dividends	23,272	37,508
Redeemed	(487,973)	(789,629)
Net increase/(decrease)	(223,363)	(313,460)

Class C shares:
Sold	470,507	562,782
Issued as reinvestment of dividends	33,502	34,190
Redeemed	(506,063)	(450,293)
Net increase/(decrease)	(2,054)	146,679

Class I shares:
Sold	660,704	1,889,605
Issued as reinvestment of dividends	179,159	216,107
Redeemed	(987,950)	(1,853,902)
Net increase/(decrease)	(148,087)	251,810

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
Dividend & Income Builder Fund

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014

Amount

Class A shares:
Sold	$8,893,558	$20,231,888
Issued as reinvestment of dividends	562,190	274,381
Redeemed	(7,728,757)	(9,066,629)
Net increase/(decrease)	$1,726,991	$11,439,640

Class C shares:
Sold	$10,821,649	$3,935,196
Issued as reinvestment of dividends	302,228	42,943
Redeemed	(1,967,936)	(42,126)
Net increase/(decrease)	$9,155,941	$3,936,013

Class I shares:
Sold	$20,292,092	$7,009,246
Issued as reinvestment of dividends	632,260	117,107
Redeemed	(4,808,376)	(654,005)
Net increase/(decrease)	$16,115,976	$6,472,348

Shares

Class A shares:
Sold	724,925	1,670,747
Issued as reinvestment of dividends	45,920	21,869
Redeemed	(631,636)	(720,662)
Net increase/(decrease)	139,209	971,954

Class C shares:
Sold	891,229	321,543
Issued as reinvestment of dividends	24,863	3,433
Redeemed	(161,375)	(3,472)
Net increase/(decrease)	754,717	321,504

Class I shares:
Sold	1,643,065	563,711
Issued as reinvestment of dividends	51,690	9,317
Redeemed	(394,096)	(52,731)
Net increase/(decrease)	1,300,659	520,297

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
Emerging Markets Fund

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014

Amount

Class A shares:
Sold	$3,259,975	$6,983,615
Redeemed	(2,530,487)	(8,746,991)
Net increase/(decrease)	$729,488	$(1,763,376)

Class C shares:
Sold	$404,342	$941,289
Redeemed	(885,354)	(572,840)
Net increase/(decrease)	$(481,012)	$368,449

Class I shares:
Sold	$6,847,431	$11,969,854
Issued as reinvestment of dividends	22,603	—
Redeemed	(8,414,502)	(8,542,061)
Net increase/(decrease)	$(1,544,468)	$3,427,793

Shares

Class A shares:
Sold	351,593	787,040
Redeemed	(270,545)	(958,215)
Net increase/(decrease)	81,048	(171,175)

Class C shares:
Sold	45,128	106,739
Redeemed	(99,689)	(65,610)
Net increase/(decrease)	(54,561)	41,129

Class I shares:
Sold	737,844	1,310,559
Issued as reinvestment of dividends	2,537	—
Redeemed	(904,039)	(949,783)
Net increase/(decrease)	(163,658)	360,776

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
European Focus Fund

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014

Amount

Class A shares:
Sold	$540,366,997	$706,629,609
Issued as reinvestment of dividends	7,076,371	1,220,840
Redeemed	(419,599,454)	(362,377,490)
Net increase/(decrease)	$127,843,914	$345,472,959

Class B shares:
Sold	$307,812	$328,861
Issued as reinvestment of dividends	5,174	—
Redeemed	(8,882,598)	(7,038,351)
Net increase/(decrease)	$(8,569,612)	$(6,709,490)

Class C shares:
Sold	$142,444,369	$160,116,060
Issued as reinvestment of dividends	2,448,975	—
Redeemed	(57,636,406)	(21,760,977)
Net increase/(decrease)	$87,256,938	$138,355,083

Class I shares:
Sold	$1,520,198,059	$1,224,030,882
Issued as reinvestment of dividends	20,822,276	1,901,500
Redeemed	(649,538,512)	(172,680,186)
Net increase/(decrease)	$891,481,823	$1,053,252,196

Shares

Class A shares:
Sold	15,300,709	20,525,045
Issued as reinvestment of dividends	212,440	34,801
Redeemed	(12,167,081)	(10,232,485)
Net increase/(decrease)	3,346,068	10,327,361

Class B shares:
Sold	9,255	10,215
Issued as reinvestment of dividends	163	—
Redeemed	(268,215)	(219,622)
Net increase/(decrease)	(258,797)	(209,407)

Class C shares:
Sold	4,266,432	4,905,273
Issued as reinvestment of dividends	78,142	—
Redeemed	(1,785,160)	(666,583)
Net increase/(decrease)	2,559,414	4,238,690

Class I shares:
Sold	42,855,950	35,197,450
Issued as reinvestment of dividends	626,046	54,204
Redeemed	(19,060,749)	(4,896,405)
Net increase/(decrease)	24,421,247	30,355,249

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
Global Equity Income Fund

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014

Amount

Class A shares:
Sold	$291,894,829	$340,691,085
Issued as reinvestment of dividends	34,300,672	45,478,139
Redeemed	(381,375,586)	(340,145,153)
Net increase/(decrease)	$(55,180,085)	$46,024,071

Class C shares:
Sold	$364,319,085	$383,363,445
Issued as reinvestment of dividends	43,154,113	32,962,569
Redeemed	(160,503,963)	(89,212,072)
Net increase/(decrease)	$246,969,235	$327,113,942

Class I shares:
Sold	$1,000,905,791	$769,573,135
Issued as reinvestment of dividends	84,807,933	48,297,460
Redeemed	(481,205,309)	(168,907,354)
Net increase/(decrease)	$604,508,415	$648,963,241

Shares

Class A shares:
Sold	36,327,979	41,392,120
Issued as reinvestment of dividends	4,264,553	5,473,970
Redeemed	(47,295,093)	(40,801,565)
Net increase/(decrease)	(6,702,561)	6,064,525

Class C shares:
Sold	45,521,021	46,715,106
Issued as reinvestment of dividends	5,394,540	3,980,598
Redeemed	(20,257,013)	(10,802,408)
Net increase/(decrease)	30,658,548	39,893,296

Class I shares:
Sold	124,121,908	92,724,888
Issued as reinvestment of dividends	10,535,940	5,792,026
Redeemed	(60,505,550)	(20,384,214)
Net increase/(decrease)	74,152,298	78,132,700

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
Global Technology Fund

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014

Amount

Class A shares:
Sold	$12,340,038	$30,398,782
Issued as reinvestment of dividends	13,535,620	1,100,055
Redeemed	(78,243,513)	(70,558,500)
Net increase/(decrease)	$(52,367,855)	$(39,059,663)

Class B shares:
Sold	$394,772	$41,367
Issued as reinvestment of dividends	820,432	52,166
Redeemed	(3,051,517)	(2,140,640)
Net increase/(decrease)	$(1,836,313)	$(2,047,107)

Class C shares:
Sold	$7,431,771	$12,846,337
Issued as reinvestment of dividends	8,551,931	447,275
Redeemed	(15,633,487)	(12,867,273)
Net increase/(decrease)	$350,215	$426,339

Class I shares:
Sold	$38,203,596	$38,819,776
Issued as reinvestment of dividends	13,883,247	580,136
Redeemed	(67,805,136)	(37,199,020)
Net increase/(decrease)	$(15,718,293)	$2,200,892

Shares

Class A shares:
Sold	472,340	1,178,636
Issued as reinvestment of dividends	539,913	42,654
Redeemed	(2,985,655)	(2,740,453)
Net increase/(decrease)	(1,973,402)	(1,519,163)

Class B shares:
Sold	17,110	1,743
Issued as reinvestment of dividends	36,676	2,217
Redeemed	(132,870)	(91,196)
Net increase/(decrease)	(79,084)	(87,236)

Class C shares:
Sold	321,748	551,422
Issued as reinvestment of dividends	382,637	19,033
Redeemed	(669,297)	(553,253)
Net increase/(decrease)	35,088	17,202

Class I shares:
Sold	1,402,143	1,459,322
Issued as reinvestment of dividends	544,014	22,210
Redeemed	(2,596,974)	(1,416,306)
Net increase/(decrease)	(650,817)	65,226

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
High Yield Opportunities Fund

	Year Ended	Year Ended
	July 31, 2015	July 31, 2014

Amount

Class A shares:
Sold	$3,726,277	$2,558,909
Issued as reinvestment of dividends	109,641	34,879
Redeemed	(3,926,551)	(1,592,117)
Net increase/(decrease)	$(90,633)	$1,001,671

Class C shares:
Sold	$823,882	$177,447
Issued as reinvestment of dividends	17,113	1,539
Redeemed	(577,303)	(18,987)
Net increase/(decrease)	$263,692	$159,999

Class I shares:
Sold	$1,713,990	$486,881
Issued as reinvestment of dividends	1,694,659	1,002,964
Redeemed	(3,140,604)	(2,812,710)
Net increase/(decrease)	$268,045	$(1,322,865)

Shares

Class A shares:
Sold	379,791	243,513
Issued as reinvestment of dividends	11,078	3,335
Redeemed	(395,901)	(152,789)
Net increase/(decrease)	(5,032)	94,059

Class C shares:
Sold	82,672	16,877
Issued as reinvestment of dividends	1,735	147
Redeemed	(57,651)	(1,792)
Net increase/(decrease)	26,756	15,232

Class I shares:
Sold	170,543	46,669
Issued as reinvestment of dividends	171,348	97,220
Redeemed	(317,739)	(268,631)
Net increase/(decrease)	24,152	(124,742)

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
International Long/Short Equity Fund

Period Ended
July 31, 2015 *

Amount

Class A shares:
Sold	$195,737
Net increase/(decrease)	$195,737

Class C shares:
Sold	$100,122
Net increase/(decrease)	$100,122

Class I shares:
Sold	$5,912,875
Redeemed	(52,115)
Net increase/(decrease)	$5,860,760

Shares

Class A shares:
Sold	19,335
Net increase/(decrease)	19,335

Class C shares:
Sold	10,000
Net increase/(decrease)	10,000

Class I shares:
Sold	586,694
Redeemed	(5,036)
Net increase/(decrease)	581,658

*    The International Long/Short Equity Fund commenced operations on December 9, 2014.

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
International Opportunities Fund

	Year Ended July 31, 2015	Year Ended July 31, 2014

Amount

Class A shares:
Sold	$352,633,130	$634,423,698
Issued as reinvestment of dividends	12,951,301	6,045,720
Redeemed	(813,262,079)	(329,297,964)
Net increase/(decrease)	$(447,677,648)	$311,171,454

Class B shares:
Sold	$145,349	$117,884
Redeemed	(13,554,392)	(15,399,410)
Net increase/(decrease)	$(13,409,043)	$(15,281,526)

Class C shares:
Sold	$103,376,810	$72,807,485
Issued as reinvestment of dividends	1,399,281	—
Redeemed	(68,494,742)	(60,970,636)
Net increase/(decrease)	$36,281,349	$11,836,849

Class I shares:
Sold	$1,221,289,629	$593,800,222
Issued as reinvestment of dividends	19,889,540	4,711,845
Redeemed	(395,596,155)	(210,362,682)
Net increase/(decrease)	$845,583,014	$388,149,385

Class R shares:
Sold	$7,724,510	$4,498,360
Issued as reinvestment of dividends	40,599	3,956
Redeemed	(4,106,285)	(2,708,113)
Net increase/(decrease)	$3,658,824	$1,794,203

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
International Opportunities Fund (continued)

	Year Ended July 31, 2015	Year Ended July 31, 2014

Shares

Class A shares:
Sold	12,604,025	24,439,130
Issued as reinvestment of dividends	486,342	224,999
Redeemed	(29,770,021)	(12,594,448)
Net increase/(decrease)	(16,679,654)	12,069,681

Class B shares:
Sold	5,779	4,967
Redeemed	(525,080)	(629,214)
Net increase/(decrease)	(519,301)	(624,247)

Class C shares:
Sold	3,977,850	2,947,887
Issued as reinvestment of dividends	55,904	—
Redeemed	(2,679,287)	(2,483,285)
Net increase/(decrease)	1,354,467	464,602

Class I shares:
Sold	44,389,992	22,532,974
Issued as reinvestment of dividends	747,446	175,292
Redeemed	(14,498,697)	(7,987,489)
Net increase/(decrease)	30,638,741	14,720,777

Class R shares:
Sold	283,045	172,945
Issued as reinvestment of dividends	1,548	149
Redeemed	(152,632)	(104,551)
Net increase/(decrease)	131,961	68,543

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
International Select Equity Fund

Period Ended July 31, 2015 *
Amount

Class A shares:
Sold	$257,531
Net increase/(decrease)	$257,531

Class C shares:
Sold	$111,850
Net increase/(decrease)	$111,850

Class I shares:
Sold	$4,838,350
Redeemed	(13)
Net increase/(decrease)	$4,838,337

Shares

Class A shares:
Sold	24,959
Net increase/(decrease)	24,959

Class C shares:
Sold	11,217
Net increase/(decrease)	11,217

Class I shares:
Sold	483,758
Redeemed	(1)
Net increase/(decrease)	483,757

*     The International Select Equity Fund commenced operations on September 30, 2014.

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
Strategic Income Fund

	Year Ended July 31, 2015	Year Ended July 31, 2014

Amount

Class A shares:
Sold	$29,141,354	$4,750,547
Issued as reinvestment of dividends	622,725	460,754
Redeemed	(12,828,395)	(9,643,290)
Net increase/(decrease)	$16,935,684	$(4,431,989)

Class B shares:
Sold	$446,301	$127,193
Issued as reinvestment of dividends	106,389	167,990
Redeemed	(1,653,129)	(2,367,850)
Net increase/(decrease)	$(1,100,439)	$(2,072,667)

Class C shares:
Sold	$19,887,755	$2,668,126
Issued as reinvestment of dividends	624,953	524,242
Redeemed	(8,054,410)	(5,329,578)
Net increase/(decrease)	$12,458,298	$(2,137,210)

Class I shares:
Sold	$113,857,875	$15,231,452
Issued as reinvestment of dividends	2,103,066	330,062
Redeemed	(26,532,624)	(4,642,108)
Net increase/(decrease)	$89,428,317	$10,919,406

Shares

Class A shares:
Sold	3,178,806	521,012
Issued as reinvestment of dividends	68,155	50,709
Redeemed	(1,406,207)	(1,063,844)
Net increase/(decrease)	1,840,754	(492,123)

Class B shares:
Sold	48,700	13,968
Issued as reinvestment of dividends	11,609	18,449
Redeemed	(180,331)	(260,610)
Net increase/(decrease)	(120,022)	(228,193)

Class C shares:
Sold	2,184,718	293,250
Issued as reinvestment of dividends	68,739	57,929
Redeemed	(884,577)	(591,279)
Net increase/(decrease)	1,368,880	(240,100)

Class I shares:
Sold	12,440,206	1,663,003
Issued as reinvestment of dividends	230,755	36,379
Redeemed	(2,919,478)	(511,328)
Net increase/(decrease)	9,751,483	1,188,054

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
Unconstrained Bond Fund

	Year Ended July 31, 2015	Period Ended July 31, 2014 *

Amount

Class A shares:
Sold	$7,300	$1,129,274
Issued as reinvestment of dividends	1,647	1,190
Redeemed	(126,643)	(1,007)
Net increase/(decrease)	$(117,696)	$1,129,457

Class C shares:
Sold	$227,508	$1,000,000
Issued as reinvestment of dividends	9,822	—
Redeemed	(94,446)	—
Net increase/(decrease)	$142,884	$1,000,000

Class I shares:
Sold	$5,288	$25,957,523
Issued as reinvestment of dividends	165,124	31,048
Redeemed	—	(707)
Net increase/(decrease)	$170,412	$25,987,864

Shares

Class A shares:
Sold	744	112,857
Issued as reinvestment of dividends	171	118
Redeemed	(13,044)	(100)
Net increase/(decrease)	(12,129)	112,875

Class C shares:
Sold	22,771	100,000
Issued as reinvestment of dividends	1,034	—
Redeemed	(9,952)	—
Net increase/(decrease)	13,853	100,000

Class I shares:
Sold	542	2,593,987
Issued as reinvestment of dividends	17,315	3,076
Redeemed	—	(70)
Net increase/(decrease)	17,857	2,596,993

*    The Unconstrained Bond Fund commenced operations on December 20, 2013.

See notes to financial statements

Financial statements

Statements of changes – capital stock activity
US Growth Opportunities Fund

Period Ended July 31, 2015 *

Shares

Class A shares:
Sold	$1,546,643
Net increase/(decrease)	$1,546,643

Class C shares:
Sold	$10,000
Net increase/(decrease)	$10,000

Class I shares:
Sold	$5,159,349
Redeemed	(4,166)
Net increase/(decrease)	$5,155,183

Shares

Class A shares:
Sold	144,490
Net increase/(decrease)	144,490

Class C shares:
Sold	1,000
Net increase/(decrease)	1,000

Class I shares:
Sold	515,164
Redeemed	(381)
Net increase/(decrease)	514,783

*      The US Growth Opportunities Fund commenced operations on December 18, 2014.

See notes to financial statements

Financial statements

Statement of Cash Flows
For the Period ended July 31, 2015

International Long/Short Equity Fund *
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$126,129
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments in securities	(11,058,592)
Payments to cover securities sold short	(3,538,599)
Proceeds from disposition of investments in securities	7,819,294
Proceeds from securities sold short	4,590,931
Purchases of short-term investments, net	(3,385,039)
Cash at broker for open futures contracts	(106,304)
Cash segregated as collateral on equity swaps	(230,000)
Net realized (gain) loss:
Investment transactions	(216,121)
Short sales	198,033
Net unrealized (gain) loss:
Investments	43,759
Short sales	(25,654)
Changes in assets and liabilities:
(Increase) decrease in assets:
Financial Derivative Instruments - Exchange-traded or centrally cleared	(142)
Financial Derivative Instruments - Over-the-counter	(283,323)
Receivable for investment securities sold	(156,809)
Receivable from investment adviser	(27,562)
Dividend and interest receivable	(5,525)
Other assets	(40,469)
Increase (decrease) in liabilities:
Payable for short sale financing	2,253
Periodic payments for equity swap contracts	4,087
Financial Derivative Instruments - Exchange-traded or centrally cleared	10,173
Financial Derivative Instruments - Over-the-counter	118,506
Payable for dividends on short sales	588
Payable for 12b-1 distribution and service fees	126
Accrued expenses and other payables	32,354
Net cash used in operating activities	$(6,127,906)
Cash flows from Financing Activities:
Proceeds from shares sold	6,156,619
Increase in receivable for fund shares sold	(18,000)
Net cash provided by financing activities	6,138,619
Net increase in cash and foreign currency during the period	$10,713
Cash and foreign currency, beginning of period:	—
Cash and foreign currency, end of period:	$10,713

*      The International Long/Short Equity Fund commenced operations on December 9, 2014.

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
			Net		Distributions	Distributions
	Net asset	Net	realized and	Total	from	from net
	value,	investment	unrealized gain	from	net	realized
	beginning	income	(loss) on	investment	investment	capital	Total
	of period	(loss)(b)	investments	operations	income	gains	distributions

All Asset Fund
Class A
Year Ended 7/31/2015	$10.76	0.09	0.12	0.21	(0.14)	(0.28)	(0.42)
Year Ended 7/31/2014	10.52	0.10	0.56	0.66	(0.11)	(0.31)	(0.42)
Year Ended 7/31/2013	9.93	0.09	0.61	0.70	(0.09)	(0.02)	(0.11)
Period Ended 7/31/2012(a)	10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00
Class C
Year Ended 7/31/2015	$10.63	0.02	0.10	0.12	(0.08)	(0.28)	(0.36)
Year Ended 7/31/2014	10.43	0.02	0.56	0.58	(0.07)	(0.31)	(0.38)
Year Ended 7/31/2013	9.91	0.02	0.59	0.61	(0.07)	(0.02)	(0.09)
Period Ended 7/31/2012(a)	10.00	(0.01)	(0.08)	(0.09)	0.00	0.00	0.00
Class I
Year Ended 7/31/2015	$10.77	0.13	0.10	0.23	(0.17)	(0.28)	(0.45)
Year Ended 7/31/2014	10.54	0.13	0.56	0.69	(0.15)	(0.31)	(0.46)
Year Ended 7/31/2013	9.94	0.11	0.61	0.72	(0.10)	(0.02)	(0.12)
Period Ended 7/31/2012(a)	10.00	0.02	(0.08)	(0.06)	0.00	0.00	0.00
Dividend & Income Builder Fund
Class A
Year Ended 7/31/2015	$12.57	0.35	0.11	0.46	(0.33)	(0.20)	(0.53)
Year Ended 7/31/2014	11.40	0.40	1.10	1.50	(0.31)	(0.02)	(0.33)
Period Ended 7/31/2013(a)	10.00	0.33	1.33	1.66	(0.26)	0.00	(0.26)
Class C
Year Ended 7/31/2015	$12.49	0.26	0.10	0.36	(0.25)	(0.20)	(0.45)
Year Ended 7/31/2014	11.35	0.30	1.10	1.40	(0.24)	(0.02)	(0.26)
Period Ended 7/31/2013(a)	10.00	0.25	1.33	1.58	(0.23)	0.00	(0.23)
Class I
Year Ended 7/31/2015	$12.57	0.39	0.09	0.48	(0.36)	(0.20)	(0.56)
Year Ended 7/31/2014	11.39	0.44	1.09	1.53	(0.33)	(0.02)	(0.35)
Period Ended 7/31/2013(a)	10.00	0.46	1.22	1.68	(0.29)	0.00	(0.29)

(a)	The All Asset Fund commenced operations on March 30, 2012 and the Dividend & Income Builder Fund commenced operations on August 1, 2012.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)
As the All Asset Fund invests in the shares of other investment companies, the calculation includes only those expenses charged directly to the Fund and does not include expenses charged by the underlying funds in which the Fund invests.

(e)	Not annualized for periods less than one year.

See notes to financial statements

Financial highlights

			Ratios to average net assets:
Net asset value, end of period	Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets(d)	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed(d)	Portfolio turnover rate(e)

$10.55	1.94%	$6,396	0.85%	0.88%	0.91%	19%
10.76	6.44	8,929	0.85	0.94	0.93	52
10.52	7.05	12,023	0.85	0.86	1.10	37
9.93	(0.70)	5,740	0.85	0.43	2.13	7

$10.39	1.14%	$10,824	1.60%	0.18%	1.68%	19%
10.63	5.61	11,094	1.60	0.20	1.67	52
10.43	6.18	9,357	1.60	0.20	1.80	37
9.91	(0.90)	1,013	1.60	(0.24)	4.49	7

$10.55	2.20%	$44,333	0.60%	1.18%	0.63%	19%
10.77	6.72	46,867	0.60	1.22	0.62	52
10.54	7.28	43,221	0.60	1.10	0.79	37
9.94	(0.60)	28,875	0.60	0.52	1.41	7

$12.50	3.81%	$15,959	1.30%	2.84%	1.46%	26%
12.57	13.26	14,308	1.30	3.20	1.94	78
11.40	16.79	1,891	1.30	2.98	7.35	188

$12.40	3.00%	$13,846	2.05%	2.15%	2.23%	26%
12.49	12.45	4,525	2.05	2.38	2.68	78
11.35	15.94	463	2.05	2.32	8.17	188

$12.49	3.97%	$24,356	1.05%	3.13%	1.24%	26%
12.57	13.56	8,156	1.05	3.50	1.66	78
11.39	17.01	1,463	1.05	4.18	7.11	188

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value, end of period

Emerging Markets Fund
Class A
Year Ended 7/31/2015	$9.82	0.02	(1.24)	(1.22)	0.00	0.00	$8.60
Year Ended 7/31/2014	8.49	0.02	1.31	1.33	0.00	0.00	9.82
Year Ended 7/31/2013	7.97	0.01	0.56	0.57	(0.05)	(0.05)	8.49
Year Ended 7/31/2012	9.74	(0.02)	(1.62)	(1.64)	(0.13)	(0.13)	7.97
Period Ended 7/31/2011(a)	10.00	0.00*	(0.26)	(0.26)	0.00	0.00	9.74
Class C
Year Ended 7/31/2015	$9.61	(0.06)	(1.20)	(1.26)	0.00	0.00	$8.35
Year Ended 7/31/2014	8.37	(0.04)	1.28	1.24	0.00	0.00	9.61
Year Ended 7/31/2013	7.89	(0.05)	0.55	0.50	(0.02)	(0.02)	8.37
Year Ended 7/31/2012	9.70	(0.09)	(1.60)	(1.69)	(0.12)	(0.12)	7.89
Period Ended 7/31/2011(a)	10.00	(0.06)	(0.24)	(0.30)	0.00	0.00	9.70
Class I
Year Ended 7/31/2015	$9.86	0.03	(1.25)	(1.22)	(0.01)	(0.01)	$8.63
Year Ended 7/31/2014	8.49	0.05	1.32	1.37	0.00	0.00	9.86
Year Ended 7/31/2013	7.98	0.03	0.56	0.59	(0.08)	(0.08)	8.49
Year Ended 7/31/2012	9.75	(0.00)*	(1.62)	(1.62)	(0.15)	(0.15)	7.98
Period Ended 7/31/2011(a)	10.00	(0.01)	(0.24)	(0.25)	0.00	0.00	9.75

(a)	The Emerging Markets Fund commenced operations on December 31, 2010.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights

		Ratios to average net assets:
Total return(c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

(12.42)%	$8,272	1.79%	0.21%	2.13%	148%
15.67	8,656	1.79	0.26	1.97	97
7.16	8,930	1.79	0.09	2.15	126
(16.70)	7,011	1.79	(0.25)	2.51	110
(2.60)	15,841	1.79	0.04	3.97	35

(13.11)%	$3,049	2.54%	(0.62)%	2.90%	148%
14.81	4,036	2.54	(0.42)	2.74	97
6.33	3,169	2.54	(0.60)	2.87	126
(17.31)	2,305	2.54	(1.08)	3.23	110
(3.00)	1,384	2.54	(1.06)	4.72	35

(12.34)%	$12,652	1.54%	0.37%	1.85%	148%
16.14	16,057	1.54	0.56	1.66	97
7.39	10,773	1.54	0.34	1.80	126
(16.49)	7,724	1.54	(0.06)	2.16	110
(2.50)	3,382	1.54	(0.26)	3.72	35

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value, end of period

European Focus Fund
Class A
Year Ended 7/31/2015	$35.42	0.35	1.67	2.02	(0.53)	(0.53)	$36.91
Year Ended 7/31/2014	29.23	0.66	5.60	6.26	(0.07)	(0.07)	35.42
Year Ended 7/31/2013	22.44	0.26	6.90	7.16	(0.37)	(0.37)	29.23
Year Ended 7/31/2012	29.07	0.30	(5.71)	(5.41)	(1.22)	(1.22)	22.44
Year Ended 7/31/2011	23.90	0.07	5.89	5.96	(0.79)	(0.79)	29.07
Class B
Year Ended 7/31/2015	$33.40	(0.05)	1.70	1.65	(0.02)	(0.02)	$35.03
Year Ended 7/31/2014	27.74	0.17	5.49	5.66	0.00	0.00	33.40
Year Ended 7/31/2013	21.25	0.01	6.58	6.59	(0.10)	(0.10)	27.74
Year Ended 7/31/2012	27.51	0.09	(5.37)	(5.28)	(0.98)	(0.98)	21.25
Year Ended 7/31/2011	22.65	(0.16)	5.62	5.46	(0.60)	(0.60)	27.51
Class C
Year Ended 7/31/2015	$33.35	0.04	1.59	1.63	(0.41)	(0.41)	$34.57
Year Ended 7/31/2014	27.67	0.32	5.36	5.68	0.00	0.00	33.35
Year Ended 7/31/2013	21.25	0.05	6.54	6.59	(0.17)	(0.17)	27.67
Year Ended 7/31/2012	27.50	0.10	(5.37)	(5.27)	(0.98)	(0.98)	21.25
Year Ended 7/31/2011	22.65	(0.15)	5.60	5.45	(0.60)	(0.60)	27.50
Class I
Year Ended 7/31/2015	$35.48	0.42	1.67	2.09	(0.67)	(0.67)	$36.90
Year Ended 7/31/2014	29.25	0.74	5.61	6.35	(0.12)	(0.12)	35.48
Year Ended 7/31/2013	22.46	0.40	6.85	7.25	(0.46)	(0.46)	29.25
Year Ended 7/31/2012	29.10	0.39	(5.73)	(5.34)	(1.30)	(1.30)	22.46
Year Ended 7/31/2011	23.92	0.16	5.88	6.04	(0.86)	(0.86)	29.10

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)
The net investment income ratio would have been 0.00% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to Note 2, under the heading “Federal Income Taxes.”

See notes to financial statements

Financial highlights

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets		Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

5.86%	$905,598	1.30%	0.99	%(c)	1.30%	75%
21.43	750,572	1.37	1.88		1.37	90
32.13	317,547	1.50	1.01		1.50	115
(18.32)	236,974	1.53	1.24		1.53	69
25.08	332,755	1.54	0.25		1.54	67

4.95%	$5,099	2.18%	(0.14	)%(c)	2.18%	75%
20.40	13,505	2.19	0.53		2.19	90
31.05	17,023	2.32	0.03		2.32	115
(18.97)	19,728	2.36	0.38		2.36	69
24.18	34,561	2.29	(0.58)		2.29	67

5.02%	$365,135	2.09%	0.12	%(c)	2.09%	75%
20.53	266,900	2.14	0.98		2.14	90
31.10	104,206	2.27	0.22		2.27	115
(18.94)	88,015	2.32	0.45		2.32	69
24.13	132,641	2.29	(0.56)		2.29	67

6.10%	$2,357,546	1.07%	1.19	%(c)	1.07%	75%
21.73	1,400,298	1.11	2.09		1.11	90
32.54	266,517	1.20	1.55		1.20	115
(18.04)	120,392	1.21	1.65		1.21	69
25.40	129,452	1.29	0.57		1.29	67

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value, end of period

Global Equity Income Fund
Class A
Year Ended 7/31/2015	$8.36	0.48	(0.50)	(0.02)	(0.48)	(0.48)	$7.86
Year Ended 7/31/2014	7.85	0.52	0.48	1.00	(0.49)	(0.49)	8.36
Year Ended 7/31/2013	7.06	0.50	0.78	1.28	(0.49)	(0.49)	7.85
Year Ended 7/31/2012	7.45	0.48	(0.39)	0.09	(0.48)	(0.48)	7.06
Year Ended 7/31/2011	6.99	0.46	0.51	0.97	(0.51)	(0.51)	7.45
Class C
Year Ended 7/31/2015	$8.32	0.42	(0.51)	(0.09)	(0.42)	(0.42)	$7.81
Year Ended 7/31/2014	7.81	0.46	0.48	0.94	(0.43)	(0.43)	8.32
Year Ended 7/31/2013	7.03	0.44	0.77	1.21	(0.43)	(0.43)	7.81
Year Ended 7/31/2012	7.42	0.43	(0.39)	0.04	(0.43)	(0.43)	7.03
Year Ended 7/31/2011	6.96	0.40	0.52	0.92	(0.46)	(0.46)	7.42
Class I
Year Ended 7/31/2015	$8.37	0.51	(0.51)	0.00	(0.50)	(0.50)	$7.87
Year Ended 7/31/2014	7.86	0.55	0.47	1.02	(0.51)	(0.51)	8.37
Year Ended 7/31/2013	7.07	0.53	0.77	1.30	(0.51)	(0.51)	7.86
Year Ended 7/31/2012	7.46	0.51	(0.40)	0.11	(0.50)	(0.50)	7.07
Year Ended 7/31/2011	6.99	0.48	0.52	1.00	(0.53)	(0.53)	7.46

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)
The net investment income ratio would have been 0.01% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to Note 2, under the heading “Federal Income Taxes.”

See notes to financial statements

Financial highlights

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets		Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

(0.21)%	$702,841	1.09%	5.99	%(c)	1.09%	127%
12.93	804,022	1.13	6.31		1.13	103
18.58	707,252	1.22	6.56		1.22	130
1.59	467,318	1.29	6.97		1.29	108
14.13	489,400	1.32	6.18		1.32	127

(1.09)%	$1,138,357	1.86%	5.28	%(c)	1.86%	127%
12.18	957,099	1.88	5.59		1.88	103
17.65	587,376	1.98	5.85		1.98	130
0.82	363,751	2.05	6.21		2.05	108
13.35	363,455	2.07	5.36		2.07	127

0.02%	$1,864,448	0.86%	6.32	%(c)	0.86%	127%
13.19	1,363,213	0.87	6.60		0.87	103
18.87	665,505	0.95	6.95		0.95	130
1.87	332,048	1.01	7.38		1.01	108
14.55	198,216	1.07	6.35		1.07	127

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net realized capital gains	Total distributions	Net asset value, end of period

Global Technology Fund
Class A
Year Ended 7/31/2015	$26.97	(0.14)	2.86	2.72	(3.39)	(3.39)	$26.30
Year Ended 7/31/2014	23.22	(0.17)	4.09	3.92	(0.17)	(0.17)	26.97
Year Ended 7/31/2013	19.69	0.06	3.47	3.53	0.00	0.00	23.22
Year Ended 7/31/2012	20.55	(0.15)	(0.71)	(0.86)	0.00	0.00	19.69
Year Ended 7/31/2011	16.10	(0.08)	4.53	4.45	0.00	0.00	20.55
Class B
Year Ended 7/31/2015	$24.48	(0.31)	2.56	2.25	(3.39)	(3.39)	$23.34
Year Ended 7/31/2014	21.26	(0.34)	3.73	3.39	(0.17)	(0.17)	24.48
Year Ended 7/31/2013	18.18	(0.10)	3.18	3.08	0.00	0.00	21.26
Year Ended 7/31/2012	19.13	(0.29)	(0.66)	(0.95)	0.00	0.00	18.18
Year Ended 7/31/2011	15.10	(0.22)	4.25	4.03	0.00	0.00	19.13
Class C
Year Ended 7/31/2015	$24.46	(0.30)	2.55	2.25	(3.39)	(3.39)	$23.32
Year Ended 7/31/2014	21.23	(0.33)	3.73	3.40	(0.17)	(0.17)	24.46
Year Ended 7/31/2013	18.15	(0.09)	3.17	3.08	0.00	0.00	21.23
Year Ended 7/31/2012	19.08	(0.28)	(0.65)	(0.93)	0.00	0.00	18.15
Year Ended 7/31/2011	15.06	(0.22)	4.24	4.02	0.00	0.00	19.08
Class I
Year Ended 7/31/2015	$27.37	(0.08)	2.90	2.82	(3.39)	(3.39)	$26.80
Year Ended 7/31/2014	23.50	(0.10)	4.14	4.04	(0.17)	(0.17)	27.37
Year Ended 7/31/2013	19.88	0.11	3.51	3.62	0.00	0.00	23.50
Year Ended 7/31/2012	20.68	(0.09)	(0.71)	(0.80)	0.00	0.00	19.88
Year Ended 7/31/2011	16.16	(0.02)	4.54	4.52	0.00	0.00	20.68

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)
The net investment income ratio would have been 0.00% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to Note 2, under the heading “Federal Income Taxes.”

See notes to financial statements

Financial highlights

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets		Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

10.70%	$99,903	1.34%	(0.52	)%(c)	1.34%	61%
16.91	155,708	1.44	(0.65)		1.44	65
17.93	169,279	1.49	0.28		1.49	83
(4.18)	156,948	1.50	(0.75)		1.50	113
27.64	191,623	1.55	(0.42)		1.55	93

9.79%	$6,274	2.16%	(1.33	)%(c)	2.16%	61%
15.97	8,518	2.25	(1.46)		2.25	65
16.94	9,249	2.31	(0.52)		2.31	83
(4.97)	9,751	2.36	(1.62)		2.36	113
26.69	11,821	2.30	(1.19)		2.30	93

9.79%	$79,667	2.12%	(1.29	)%(c)	2.12%	61%
16.04	82,699	2.21	(1.42)		2.21	65
16.97	71,401	2.26	(0.49)		2.26	83
(4.87)	69,286	2.29	(1.54)		2.29	113
26.69	79,228	2.30	(1.17)		2.30	93

10.92%	$95,958	1.11%	(0.28	)%(c)	1.11%	61%
17.22	115,816	1.19	(0.40)		1.19	65
18.21	97,882	1.22	0.51		1.22	83
(3.87)	61,492	1.23	(0.47)		1.23	113
27.97	52,351	1.30	(0.12)		1.30	93

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(c)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized capital gains	Total distributions

High Yield Opportunities Fund
Class A
Year Ended 7/31/2015	$10.38	0.51	(0.39)	0.12	(0.56)	(0.26)	(0.82)
Year Ended 7/31/2014	9.98	0.59	0.45	1.04	(0.61)	(0.03)	(0.64)
Period Ended 7/31/2013(a)	10.00	0.15	(0.06)	0.09	(0.11)	0.00	(0.11)
Class C
Year Ended 7/31/2015	$10.38	0.42	(0.38)	0.04	(0.49)	(0.26)	(0.75)
Year Ended 7/31/2014	9.99	0.52	0.43	0.95	(0.53)	(0.03)	(0.56)
Period Ended 7/31/2013(a)	10.00	0.13	(0.05)	0.08	(0.09)	0.00	(0.09)
Class I
Year Ended 7/31/2015	$10.35	0.54	(0.39)	0.15	(0.59)	(0.26)	(0.85)
Year Ended 7/31/2014	9.97	0.62	0.43	1.05	(0.64)	(0.03)	(0.67)
Period Ended 7/31/2013(a)	10.00	0.16	(0.06)	0.10	(0.13)	0.00	(0.13)
International Long/Short Equity Fund
Class A
Period Ended 7/31/2015(b)	$10.00	(0.12)	0.39	0.27	0.00	0.00	0.00
Class C
Period Ended 7/31/2015(b)	$10.00	(0.17)	0.39	0.22	0.00	0.00	0.00
Class I
Period Ended 7/31/2015(b)	$10.00	(0.10)	0.38	0.28	0.00	0.00	0.00

(a)	The High Yield Opportunities Fund commenced operations on April 30, 2013.
(b)	The International Long/Short Equity Fund commenced operations on December 9, 2014.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(e)
The International Long/Short Equity Fund’s operating expenses, excluding 12b-1 fees and dividend expense and financing charges on securities sold short, are contractually limited to 1.50%. Additional columns have been shown to reflect the annualized gross and net expense ratios inclusive of investment expenses associated with short selling activities.

(f)	Not annualized for periods less than one year. Portfolio turnover for the International Long/Short Equity Fund includes the effect of short sales and purchases to close short positions.

See notes to financial statements

Financial highlights

			Ratios to average net assets:
Net asset value, end of period	Total return(d)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets, EXCLUDING short sale expenses(e)	Annualized ratio of operating expenses to average net assets, INCLUDING short sale expenses(e)	Annualized ratio of net investment income/ (loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/ or expenses reimbursed, EXCLUDING short sale expenses(e)	Annualized ratio of operating expenses to average net assets without waivers and/ or expenses reimbursed, INCLUDING short sale expenses(e)	Portfolio turnover rate(f)

$9.68	1.19%	$1,955	1.10%	1.10%	5.09%	1.38%	1.38%	201%
10.38	10.62	2,148	1.10	1.10	5.66	1.68	1.68	340
9.98	0.92	1,127	1.10	1.10	6.07	2.82	2.82	136

$9.67	0.39%	$1,373	1.85%	1.85%	4.37%	2.00%	2.00%	201%
10.38	9.67	1,196	1.85	1.85	5.01	2.45	2.45	340
9.99	0.81	999	1.85	1.85	5.27	3.63	3.63	136

$9.65	1.48%	$21,882	0.85%	0.85%	5.37%	1.15%	1.15%	201%
10.35	10.76	23,235	0.85	0.85	6.02	1.38	1.38	340
9.97	1.06	23,608	0.85	0.85	6.27	1.82	1.82	136

$10.27	2.70%	$199	1.75%	4.00%	(1.84)%	7.86%	10.12%	285%

$10.22	2.20%	$102	2.50%	4.72%	(2.55)%	8.60%	10.83%	285%

$10.28	2.80%	$5,982	1.50%	3.63%	(1.49)%	7.57%	9.70%	285%

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value, end of period

International Opportunities Fund
Class A
Year Ended 7/31/2015	$26.99	0.28	1.41	1.69	(0.24)	(0.24)	$28.44
Year Ended 7/31/2014	23.79	0.31	2.98	3.29	(0.09)	(0.09)	26.99
Year Ended 7/31/2013	19.22	0.14	4.58	4.72	(0.15)	(0.15)	23.79
Year Ended 7/31/2012	21.77	0.15	(2.59)	(2.44)	(0.11)	(0.11)	19.22
Year Ended 7/31/2011	19.10	0.13	2.68	2.81	(0.14)	(0.14)	21.77
Class B
Year Ended 7/31/2015	$25.29	0.03	1.36	1.39	0.00	0.00	$26.68
Year Ended 7/31/2014	22.40	0.03	2.86	2.89	0.00	0.00	25.29
Year Ended 7/31/2013	18.13	(0.06)	4.33	4.27	0.00	0.00	22.40
Year Ended 7/31/2012	20.58	(0.01)	(2.44)	(2.45)	0.00	0.00	18.13
Year Ended 7/31/2011	18.07	(0.03)	2.54	2.51	0.00	0.00	20.58
Class C
Year Ended 7/31/2015	$25.31	0.09	1.29	1.38	(0.09)	(0.09)	$26.60
Year Ended 7/31/2014	22.40	0.08	2.83	2.91	0.00	0.00	25.31
Year Ended 7/31/2013	18.12	(0.04)	4.32	4.28	0.00	0.00	22.40
Year Ended 7/31/2012	20.56	(0.00)*	(2.44)	(2.44)	0.00	0.00	18.12
Year Ended 7/31/2011	18.06	(0.03)	2.53	2.50	0.00	0.00	20.56
Class I
Year Ended 7/31/2015	$27.04	0.40	1.36	1.76	(0.35)	(0.35)	$28.45
Year Ended 7/31/2014	23.82	0.39	2.98	3.37	(0.15)	(0.15)	27.04
Year Ended 7/31/2013	19.25	0.22	4.57	4.79	(0.22)	(0.22)	23.82
Year Ended 7/31/2012	21.83	0.21	(2.61)	(2.40)	(0.18)	(0.18)	19.25
Year Ended 7/31/2011	19.16	0.19	2.67	2.86	(0.19)	(0.19)	21.83
Class R
Year Ended 7/31/2015	$26.59	0.24	1.35	1.59	(0.21)	(0.21)	$27.97
Year Ended 7/31/2014	23.44	0.22	2.95	3.17	(0.02)	(0.02)	26.59
Year Ended 7/31/2013	18.93	0.07	4.51	4.58	(0.07)	(0.07)	23.44
Year Ended 7/31/2012	21.50	0.08	(2.58)	(2.50)	(0.07)	(0.07)	18.93
Year Ended 7/31/2011	18.88	0.09	2.64	2.73	(0.11)	(0.11)	21.50

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(c)
The net investment income ratio would have been 0.02% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to Note 2, under the heading “Federal Income Taxes.”

See notes to financial statements

Financial highlights

		Ratios to average net assets:
Total return(b)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets		Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate

6.33%	$1,623,379	1.36%	1.03	%(c)	1.36%	71%
13.84	1,991,001	1.40	1.18		1.40	74
24.64	1,467,583	1.46	0.66		1.46	129
(11.17)	1,263,648	1.47	0.78		1.47	45
14.71	1,950,064	1.44	0.62		1.44	64

5.50%	$17,164	2.17%	0.13	%(c)	2.17%	71%
12.90	29,409	2.21	0.10		2.21	74
23.55	40,023	2.29	(0.30)		2.29	129
(11.90)	48,771	2.32	(0.07)		2.32	45
13.89	79,091	2.19	(0.14)		2.19	64

5.47%	$552,630	2.13%	0.33	%(c)	2.13%	71%
12.99	491,403	2.17	0.32		2.17	74
23.62	424,538	2.26	(0.18)		2.26	129
(11.87)	416,582	2.29	(0.02)		2.29	45
13.84	639,252	2.19	(0.15)		2.19	64

6.60%	$2,333,559	1.10%	1.46%		1.10%	71%
14.16	1,389,207	1.12	1.47		1.12	74
25.00	872,974	1.16	1.04		1.16	129
(10.93)	656,313	1.20	1.09		1.20	45
14.96	797,316	1.19	0.87		1.19	64

6.05%	$14,173	1.63%	0.89%		1.63%	71%
13.54	9,966	1.68	0.85		1.68	74
24.23	7,180	1.76	0.34		1.76	129
(11.60)	6,454	1.94	0.42		1.94	45
14.45	7,258	1.69	0.44		1.69	64

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Net asset value, end of period	Total return(c)	Net assets, end of period (000)

International Select Equity Fund
Class A
Period Ended 7/31/2015(a)	$10.00	0.10	0.67	0.77	$10.77	7.70%	$269
Class C
Period Ended 7/31/2015(a)	$10.00	0.02	0.68	0.70	$10.70	7.00%	$120
Class I
Period Ended 7/31/2015(a)	$10.00	0.10	0.69	0.79	$10.79	7.90%	$5,222

(a)	The International Select Equity Fund commenced operations on September 30, 2014.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.

See notes to financial statements

Financial highlights

Ratios to average net assets:
Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(d)

1.14%	1.14%	4.15%	39%

1.89%	0.21%	5.08%	39%

0.89%	1.14%	3.97%	39%

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Return of capital	Total distributions

Strategic Income Fund
Class A
Year Ended 7/31/2015	$9.13	0.32	(0.01)	0.33	(0.37)	0.00	(0.37)
Year Ended 7/31/2014	8.93	0.46	0.20	0.66	(0.46)	0.00	(0.46)
Period Ended 7/31/2013(a)	9.12	0.23	(0.19)	0.04	(0.23)	0.00	(0.23)
Year Ended 12/31/2012	8.39	0.40	0.73	1.13	(0.40)	0.00	(0.40)
Year Ended 12/31/2011	8.82	0.44	(0.43)	0.01	(0.37)	(0.07)	(0.44)
Year Ended 12/31/2010	8.44	0.46	0.38	0.84	(0.33)	(0.13)	(0.46)
Class B
Year Ended 7/31/2015	$9.16	0.27	(0.01)	0.26	(0.30)	0.00	(0.30)
Year Ended 7/31/2014	8.95	0.39	0.21	0.60	(0.39)	0.00	(0.39)
Period Ended 7/31/2013(a)	9.14	0.19	(0.20)	(0.01)	(0.18)	0.00	(0.18)
Year Ended 12/31/2012	8.40	0.33	0.74	1.07	(0.33)	0.00	(0.33)
Year Ended 12/31/2011	8.83	0.38	(0.43)	(0.05)	(0.32)	(0.06)	(0.38)
Year Ended 12/31/2010	8.46	0.40	0.37	0.77	(0.29)	(0.11)	(0.40)
Class C
Year Ended 7/31/2015	$9.09	0.26	(0.00)*	0.26	(0.31)	0.00	(0.31)
Year Ended 7/31/2014	8.89	0.39	0.20	0.59	(0.39)	0.00	(0.39)
Period Ended 7/31/2013(a)	9.08	0.19	(0.20)	(0.01)	(0.18)	0.00	(0.18)
Year Ended 12/31/2012	8.35	0.33	0.73	1.06	(0.33)	0.00	(0.33)
Year Ended 12/31/2011	8.79	0.37	(0.43)	(0.06)	(0.32)	(0.06)	(0.38)
Year Ended 12/31/2010	8.41	0.40	0.38	0.78	(0.29)	(0.11)	(0.40)
Class I
Year Ended 7/31/2015	$9.11	0.34	(0.01)	0.35	(0.40)	0.00	(0.40)
Year Ended 7/31/2014	8.91	0.48	0.21	0.69	(0.49)	0.00	(0.49)
Period Ended 7/31/2013(a)	9.10	0.24	(0.19)	0.05	(0.24)	0.00	(0.24)
Year Ended 12/31/2012	8.37	0.42	0.73	1.15	(0.42)	0.00	(0.42)
Period Ended 12/31/2011(c)	9.06	0.29	(0.66)	(0.37)	(0.27)	(0.05)	(0.32)

(a)	Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Class I commenced operations on April 29, 2011.
(d)	Until July 1, 2010, the Fund imposed a redemption fee of 2.00% on Class A, B and C shares redeemed within 30 days of purchase.
(e)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(f)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights

					Ratios to average net assets:
Redemption fees(d)		Net asset value, end of period	Total return(e)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(f)

N/A		$9.09	3.71%	$28,200	1.09%	3.52%	1.15%	54%
N/A		9.13	7.56	11,522	1.10	5.02	1.36	84
N/A		8.93	0.39	15,656	1.10	4.36	1.44	50
N/A		9.12	13.75	17,596	1.10	4.51	1.34	47
N/A		8.39	0.06	17,210	1.20	5.04	1.51	41
0.00	*	8.82	10.17	28,171	1.30	5.30	1.54	38

N/A		$9.12	2.84%	$3,143	1.85%	2.91%	1.95%	54%
N/A		9.16	6.79	4,254	1.85	4.28	2.16	84
N/A		8.95	(0.07)	6,198	1.85	3.62	2.21	50
N/A		9.14	12.97	6,963	1.85	3.77	2.12	47
N/A		8.40	(0.69)	7,412	1.94	4.29	2.27	41
0.00	*	8.83	9.21	8,537	2.05	4.55	2.29	38

N/A		$9.04	2.84%	$30,034	1.85%	2.84%	1.92%	54%
N/A		9.09	6.78	17,744	1.85	4.27	2.12	84
N/A		8.89	(0.06)	19,483	1.85	3.62	2.20	50
N/A		9.08	12.95	22,328	1.85	3.77	2.11	47
N/A		8.35	(0.80)	22,244	1.94	4.29	2.26	41
0.00	*	8.79	9.39	26,997	2.05	4.55	2.29	38

N/A		$9.06	3.86%	$106,544	0.84%	3.73%	0.92%	54%
N/A		9.11	7.88	18,271	0.85	5.29	1.08	84
N/A		8.91	0.54	7,291	0.85	4.59	1.16	50
N/A		9.10	14.06	3,903	0.85	4.79	1.07	47
N/A		8.37	(4.10)	1,885	0.85	5.16	1.25	41

See notes to financial statements

Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss)(c)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized capital gains	Total distributions

Unconstrained Bond Fund
Class A
Year Ended 7/31/2015	$10.06	0.11	(0.14)	(0.03)	(0.12)	(0.40)	(0.52)
Period Ended 7/31/2014(a)	10.00	0.11	0.06	0.17	(0.11)	0.00	(0.11)
Class C
Year Ended 7/31/2015	$10.06	0.03	(0.14)	(0.11)	(0.05)	(0.40)	(0.45)
Period Ended 7/31/2014(a)	10.00	0.06	0.07	0.13	(0.07)	0.00	(0.07)
Class I
Year Ended 7/31/2015	$10.06	0.13	(0.14)	(0.01)	(0.15)	(0.40)	(0.55)
Period Ended 7/31/2014(a)	10.00	0.13	0.06	0.19	(0.13)	0.00	(0.13)
US Growth Opportunities Fund
Class A
Period Ended 7/31/2015(b)	$10.00	(0.03)	1.22	1.19	0.00	0.00	0.00
Class C
Period Ended 7/31/2015(b)	$10.00	(0.07)	1.21	1.14	0.00	0.00	0.00
Class I
Period Ended 7/31/2015(b)	$10.00	0.00	1.21	1.21	0.00	0.00	0.00

(a)	The Unconstrained Bond Fund commenced operations on December 20, 2013.
(b)	The US Growth Opportunities Fund commenced operations on December 18, 2014.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(e)	Not annualized for periods less than one year.

See notes to financial statements

Financial highlights

			Ratios to average net assets:
Net asset value, end of period	Total return(d)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate(e)

$9.51	(0.23)%	$958	1.15%	1.09%	2.02%	129%
10.06	1.75	1,136	1.15	1.80	2.33	97

$9.50	(1.04)%	$1,082	1.90%	0.33%	2.77%	129%
10.06	1.29	1,006	1.90	1.02	3.07	97

$9.50	(0.07)%	$24,850	0.90%	1.34%	1.76%	129%
10.06	1.91	26,125	0.90	2.04	2.07	97

$11.19	11.90%	$1,617	1.20%	(0.46)%	3.21%	12%

$11.14	11.40%	$11	1.95%	(1.00)%	4.64%	12%

$11.21	12.10%	$5,770	0.95%	0.01%	3.39%	12%

See notes to financial statements

Notes to financial statements

Note 1. Organization

Henderson Global Funds (the “Trust”) was organized on May 11, 2001, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among thirteen series. The Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson Emerging Markets Fund (formerly known as Henderson Emerging Markets Opportunities Fund), Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund, Henderson High Yield Opportunities Fund, Henderson International Long/Short Equity Fund, Henderson International Opportunities Fund, Henderson International Select Equity Fund, Henderson Strategic Income Fund, Henderson Unconstrained Bond Fund and Henderson US Growth Opportunities Fund (collectively, the “Funds”) are included in this report. Each is a separate series of the Trust and each is diversified except for the Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson High Yield Opportunities Fund, Henderson International Long/Short Equity Fund, Henderson International Select Equity Fund, Henderson Unconstrained Bond Fund and Henderson US Growth Opportunities Fund. The Henderson International Select Equity Fund, Henderson International Long/Short Equity Fund and Henderson US Growth Opportunities Fund commenced operations on September 30, 2014, December 9, 2014 and December 18, 2014, respectively.

Though it may invest directly in securities, the Henderson All Asset Fund is primarily a Fund-of-Funds (“FoF”) that seeks to achieve its objective by investing in a portfolio of underlying funds (“underlying funds”) which, in turn, may invest in a variety of US and foreign equity, fixed income, money market, derivative instruments and commodities products. The FoF does not invest in the underlying funds for the purpose of exercising management or control; however, investments by the FoF, within its principal investment strategies, may represent a significant portion of the underlying funds’ net assets subject to 1940 Act limitations and any exemptive relief provided thereto. The FoF’s “Portfolio of Investments” lists the underlying funds held as an investment of the FoF as of period end, but does not include the holdings of the underlying funds.

The Funds offer the following share classes:

Share Classes
Fund	A	B	C	I	R
All Asset	✓	n/a	✓	✓	n/a
Dividend &
Income Builder	✓	n/a	✓	✓	n/a
Emerging Markets	✓	n/a	✓	✓	n/a
European Focus	✓	✓	✓	✓	n/a
Global Equity Income	✓	n/a	✓	✓	n/a
Global Technology	✓	✓	✓	✓	n/a
High Yield
Opportunities	✓	n/a	✓	✓	n/a
International Long/
Short Equity	✓	n/a	✓	✓	n/a
International
Opportunities	✓	✓	✓	✓	✓
International
Select Equity	✓	n/a	✓	✓	n/a
Strategic Income	✓	✓	✓	✓	n/a
Unconstrained Bond	✓	n/a	✓	✓	n/a
US Growth
Opportunities	✓	n/a	✓	✓	n/a

Class A shares generally provide for a front-end sales charge. Class B and C shares provide for a contingent deferred sales charge. Class R and I shares are not subject to a front-end or contingent deferred sales charge.

Each class of shares has equal rights as to earnings and assets except that each class may bear different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance. The Funds do not accept new or additional investments in Class B shares of the Funds with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Funds. As described in the prospectus, Class B shares of a particular Fund may continue to be exchanged with Class B shares of other Funds of the Trust. Effective November 4, 2015, outstanding Class B shares will be converted to Class A shares, thereby accelerating the eight year conversion period described above. Class B no longer will be a registered share class thereafter.

Notes to financial statements

Note 2. Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with US generally accepted accounting principles (“US GAAP”), which includes the accounting and reporting guidelines under the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

Security valuation

Securities, short sales and financial derivative instruments traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter (“OTC”) market are valued at the mean between the last bid and asked price.

Debt securities, including short-term investments and/or those with an original or remaining maturity of 60 days or less, are valued at the market value provided by independent pricing services approved by the Board of Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked price, or if no ask is available, then the last bid price obtained from one or more broker-dealers. Such pricing services may use various pricing techniques that take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, broker quotes and other data.

Investments in investment companies are valued at its reported net asset value, which approximates fair market value.

Forward foreign currency contracts are valued daily at the applicable quoted forward rate.

OTC financial derivatives instruments between the Funds and their counterparties, including swap contracts and options (including swaptions) and centrally-cleared swap contracts listed or traded on a multi-lateral or trade facility platform, such as a registered exchange, are valued using independent values provided by independent pricing services when available. Otherwise, fair values are estimated on the basis of pricing models that incorporate current market measures for interest rates, currency exchange rates, equity prices and indices, credit spreads, corresponding market volatility levels and other market-based pricing factors.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Trust. The Trustees of the Trust, or their designee, may also establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

For equity securities, the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds.

Security transactions and investment income

Investment transactions are accounted for on a trade-date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Interest income is recorded on an accrual basis. Dividend income, or expense on securities sold short, is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country’s tax rules and rates. Gains and losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds, which is the same basis used for US federal income tax purposes.

Notes to financial statements

Foreign currency translation

Investments in securities, financial derivative instruments and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not separate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities and financial derivative instruments, resulting from changes in exchange rates

Forward foreign currency contracts

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-US dollar denominated investment securities. Alternatively, a Fund may enter into a forward foreign currency contract for speculative purposes of gaining exposure to particular foreign currency markets. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forward foreign currency contracts include net gains or losses on contracts that have matured. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities as a component of “Financial Derivative Instruments.” These instruments involve market risk, credit risk or both kinds of risks, the extent of which may subject the Fund to loss in excess of the amount recognized as unrealized appreciation or depreciation. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations. When applicable, open forward foreign currency contracts at the end of the period are listed in each Fund’s Portfolio of Investments.

Futures contracts

The Funds are subject to interest rate risk, equity risk and foreign currency risk in the normal course of pursuing their investment objectives. Accordingly, the Funds may invest in futures contracts to gain exposure to, or hedge against, changes in the value of interest rates, equity indices or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price and date. Upon entering into such contracts, a Fund is required to deposit cash with the broker as initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the fair value of the underlying asset. Unrealized appreciation or depreciation, reflected as a component of “Financial Derivative Instruments” assets and/or liabilities on the Statements of Assets and Liabilities, is recognized but not considered realized until the contracts expire or are closed. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and/or the underlying hedged assets. With futures contracts, there is limited counterparty credit risk to the Funds as futures contracts are exchange-traded and the exchange’s clearinghouse acts as counterparty to all exchange-traded futures transactions. When applicable, open futures contracts outstanding at the end of the period are listed in each Fund’s Portfolio of Investments.

Short sales

The International Long/Short Equity Fund may engage in short selling (i.e., selling securities it does not own) as part of its normal investment activities. The Fund will enter into a short position on a security believed to be overvalued or poised to underperform in order to take advantage of a decline in its price. Securities sold short are reflected as a liability (“Securities sold short, at value”) on the Statement of Assets and Liabilities. There are substantial risks associated with selling short, including the risk that the Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The loss on a short sale is potentially unlimited as the value of a security sold short increases. The Fund is also subject to the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Short positions are collateralized by cash and/or securities held with the Fund’s custodian. The collateral amount is adjusted daily based on the market value of the short positions. The cash collateral that is restricted from use, if applicable at the end of

Notes to financial statements

the period, is included on the Statement of Assets and Liabilities as “Cash segregated as collateral on securities sold short.” The securities pledged as collateral that are restricted from use are included on the Portfolio of Investments. Dividends on short sales, in addition to short sale financing fees, are treated as an expense on the Statement of Operations. Liabilities for securities sold short are closed by purchasing the applicable securities for delivery to the Fund’s custodian. Open short positions outstanding at the end of the period are listed in the Fund’s Portfolio of Investments.

Options

The Funds may purchase put and call options to create investment exposure consistent with their investment objectives or to hedge or limit the exposure of their portfolio holdings. Alternatively, certain Funds may write (sell) call and put options on financial derivative instruments, securities/indices or currencies in order to gain exposure to, or protect against, changes in the markets. The Funds may use options on exchange-traded futures contracts, indices or securities to hedge an existing position or future investment, for speculative purposes, or to manage exposure to market movements. The Funds may also use foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation, to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The Funds may also use interest rate swaptions in which the underlying instrument is an interest rate swap (discussed below under “Swap contracts”). Swaptions are agreements to enter into a pre-defined swap agreement by some specified date in the future. The writer of a swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. These types of options may be used to hedge against unfavorable fluctuations in interest rates.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument, while purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium when purchasing call options or put options. The option is subsequently valued daily and unrealized appreciation or depreciation is recorded; the asset is reflected as a component of “Financial Derivative Instruments” on the Statements of Assets and Liabilities. The Funds realize a gain or loss upon the expiration or closing of the option transaction. The primary risks of investing in purchased options include the risk of imperfect correlation between the option price and the value of the underlying instrument and the possibility of an illiquid market for the option. There is limited counterparty risk with respect to exchange-traded purchased options as settlement is facilitated through a central clearinghouse. There is inherently more risk in counterparty non-performance for OTC purchased options, although the risk is generally limited to the premium paid. When applicable, outstanding options purchased by the Funds at the end of the period are listed in each Fund’s Portfolio of Investments.

Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is recognized as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. These liabilities are reflected as a component of “Financial Derivative Instruments” on the Statements of Assets and Liabilities. If an option written by the Fund either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option written by the Fund is exercised, the Fund recognizes a realized gain or loss from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option written by the Fund is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument that the Fund purchases upon exercise of the option. Written options are subject to substantial risks. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security/index or currency underlying the written option. Exercise of an option written by the Fund could result in a Fund selling or buying a derivative instrument, security or currency at a price different from current market value. Further, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. When applicable, open options and swaptions at the end of the period are listed in each Fund’s Portfolio of Investments.

Notes to financial statements

The number of options/swaptions written and the premiums received, including both exchange-traded and OTC options, by the Unconstrained Bond Fund during the year ended July 31, 2015 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	7,460,012	$114,725
Options written during period	15,910,265	229,547
Options bought back during period	(5,520,109)	(93,686)
Options expired during the period	(3,410,168)	(122,778)
Options outstanding,end of period	14,440,000	128,008

Swap contracts

The Funds may enter into interest rate, credit default, inflation, equity, total return, currency and other swap contracts. Swap contracts are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap the returns (or the differential in rates of return) earned or realized on particular investments, instruments, indices or other measures for a defined series of cash flows at a predetermined rate at specified, future intervals. Swap contracts are privately negotiated in the OTC market (“OTC swaps”), or may be executed on a multi-lateral or other trade facility platform, such as a registered exchange (“centrally-cleared swaps”). The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a pre-determined period of time.

Certain Funds use credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure (i.e., leverage), or buying protection to reduce exposure. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must either pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation or pay a net amount equal to the par value of the defaulted reference entity less its recovery value. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts as of period end are disclosed in the Portfolios of Investments, as applicable. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Certain Funds hold fixed-rate and/or floating-rate bonds. Accordingly, the Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives as the value of these bonds may decrease if interest rates rise, or vice versa. To hedge against this risk and/or to generate income at prevailing market rates, the Funds may enter into interest rate swap contracts. Interest rate swap contracts involve the exchange by the Fund with another party for their respective commitment to pay or receive a fixed or variable interest rate on the notional amount.

The International Long/Short Equity Fund may enter into equity swaps for purposes of establishing long or short exposure to underlying individual securities. Equity swaps may be used in lieu of direct stock investment or short sale to enhance liquidity, synthetically enter markets with high barriers to entry or establish short positions in markets where short selling is disallowed. Equity swaps involve commitments where cash flows are exchanged based on a variable interest rate. At maturity, or upon reset or termination, a net cash flow is exchanged equivalent to the return, inclusive of dividends declared, on the underlying equity.

Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in the valuation of centrally-cleared swaps are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Swap payments received or made at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded

Notes to financial statements

as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of counterparty, interest, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the potential inability of the counterparties to meet the terms of their contract (which is limited with respect to centrally-cleared swaps as described below), unanticipated changes in the value of the swap contract, the possibility that there will be no liquid market for the contract, and that there may be unfavorable changes in interest rates. The risk that a counterparty is unable to perform on its obligations in situations when the Funds are in an appreciated position is mitigated with respect to OTC swaps by having master netting arrangements between the Funds and their counterparties and, in certain scenarios dictated by the contracts, the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally-cleared swap transaction, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on the fluctuations in the fair value of the reference entity. The magnitude of counterparty credit risk is different depending on the type of swap. Under a credit default swap, the Funds’ maximum risk of loss as the protection buyer is limited to the market value, or the current unrealized appreciation/depreciation on the contract plus/minus any upfront premiums paid/received. Alternatively, as the protection seller, the maximum risk of loss is equivalent to the notional or par value of the contract plus/minus any upfront premiums paid/received. At July 31, 2015, notional outstanding for credit protection sold, translated into US Dollar amounts, equated to $250,000 for the High Yield Opportunities Fund, $109,825 for the Strategic Income Fund and $54,913 for the Unconstrained Bond Fund. Alternatively, under an interest rate, inflation, or equity swap, as notional is not exchanged, the Funds’ maximum risk of loss is limited to the unrealized loss on the contracts. When applicable, open swap contracts at the end of the period are listed in each Fund’s Portfolio of Investments.

Derivative instruments

The FASB requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments impact the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity’s risk exposure. Further, in January 2013, the FASB issued Accounting Standard Update (“ASU”) 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The update clarifies the scope of ASU 2011-11, which requires enhanced disclosures around financial instruments and derivative instruments that are either off-set in accordance with US GAAP or are subject to an enforceable master netting arrangement (“MNA”) or similar agreement. The updates mandate that entities disclose both gross and net information about such financial instruments and transactions eligible for off-set on the Statements of Assets and Liabilities, in addition to required disclosure of collateral received and posted in connection with MNAs or similar agreements. The updates have no effect on the Funds’ net assets. Accordingly, the tables included under the heading “Fair Value of Financial Derivative Instruments” in the Funds’ Portfolios of Investments summarize each Fund’s fair value of derivative instruments held at July 31, 2015 and the related location on the accompanying Statements of Assets and Liabilities, as well as the amount of gains and losses on derivative instruments recognized in the Funds’ earnings and the related location on the accompanying Statements of Operations, presented by primary underlying risk exposure. Supplementary information regarding gross and net values and the impact of any collateral posted for those transactions subject to MNAs is presented in the Funds’ Portfolios of Investments under the heading “Financial Derivative Instruments: Over-the-Counter Summary.” Note that all OTC instruments (forward foreign currency contracts, OTC credit default, equity, inflation and interest rate swap contracts, swaptions and certain options) with Barclays Bank plc, BNP Paribas Securities Services, Citibank, N.A., Credit Suisse Securities (Europe) Limited, Deutsche Bank AG, JPMorgan Chase Bank, N.A. and Morgan Stanley Capital Services LLC are all subject to MNAs. The settlement of all futures contracts, exchange-traded options and centrally-cleared swap contracts (credit default and interest rate) is guaranteed by the clearinghouse or exchange the instrument is traded on and is not subject to arrangements with particular counterparties. For that reason, these types of investments are excluded from such disclosures.

Notes to financial statements

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as future claims may be made against the Trust that have not yet been asserted.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

Deferred offering costs

Costs incurred in connection with the offering and initial registration of International Long/Short Equity, International Select Equity and US Growth Opportunities have been deferred in conformity with US GAAP and are being amortized to expense on a straight-line basis over the first twelve months after commencement of operations. The deferred offering costs incurred by Unconstrained Bond were fully amortized to expense as of December 20, 2014.

Federal income taxes

The Trust’s policy is that each Fund seeks to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“Subchapter M”), that are applicable to regulated investment companies (“RICs”) and to distribute substantially all its taxable income to shareholders. No federal income tax provision is required so long as each Fund operates in a manner that complies with the requirements of Subchapter M.

FASB ASC 740-10 “Income Taxes – Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management of the Funds has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Funds intend to file tax returns with the US Internal Revenue Service and various states. Generally, each of the tax years in the four-year period ended July 31, 2015 remains subject to examination by taxing authorities.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency. With respect to withholding taxes on certain foreign dividends and interest, the Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims under double taxation agreements or treaties with the United States, as well as payment history and market convention.

In consideration of recent decisions rendered by European courts with respect to discriminatory taxation, and based on relative exposure, the European Focus Fund, Global Equity Income Fund, Global Technology Fund and International Opportunities Fund pursued additional reclaims related to prior years in certain jurisdictions in accordance with European Union law. However, the relevant tax authorities and the administrative courts within the various jurisdictions have been, to date, inconsistent in the approach, interpretation and rulings related to US RIC claimants. As a result, with the exception of reclaims in Finland, consistent with US GAAP accrual requirements, these Funds have not recorded a corresponding receivable amount for these reclaim filings given the significant uncertainty in their ultimate recovery. In Finland, however, the Funds received confirmation from the Finnish tax authority that the reclaims lodged for previously withheld amounts from 2009-2013 were accepted, and payment, plus interest, was made to the Funds in June 2015. The payments, recognized on the Statements of Operations as a reduction of current period withholding tax expense, resulted in an increase in the net asset value of each Fund. Absent formal guidance, it is management’s approach to offset the current period foreign tax credit with these payments.

As of July 31, 2015, the total amount of additional reclaims being pursued in France, Germany, Spain and Sweden with respect to withholdings amounts during the respective statute of limitations periods (generally 2009-2013) represent less

Notes to financial statements

than 0.50% of the net assets of European Focus, Global Equity Income and International Opportunities; however, the recovery of any or all of these amounts and timing of recovery, if any, is uncertain. The total amount of potential 2014 reclaims in the same jurisdictions represent less than 0.25% of the net assets of the three above named Funds. Management is pursuing reclaim of 2014 Finnish amounts in each of the three above named Funds, and is contemplating further filings in the other listed jurisdictions. However, due to the relative uncertainty of success, no additional accruals have been recognized for potential refunds.

To the extent that capital loss carryforwards incurred in current and prior years are used to offset any future capital gains realized during the carryover period as provided by US Federal income tax regulations, no capital gains tax liability will be incurred by the Funds for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. Carryforwards not subject to expiration must be utilized prior to losses that carry an expiration; as a result, certain carryforwards may expire unused. Losses incurred that will be carried forward under the provisions of the regulations are as follows:

Dividend & Income Builder

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$3,115	$—

Emerging Markets

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$1,804,491	$—

European Focus

	Loss carryforward character
Expiration	Short-term	Long-term
7/31/18	$46,255,302	$—

High Yield Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$498,592	$56,380

International Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
7/31/18	$298,194,218	$—

Strategic Income

	Loss carryforward character
Expiration	Short-term	Long-term
7/31/16	$559,583	$—
7/31/17	34,174,962	—
7/31/18	336,160	—
Total	35,070,705	—

US Growth Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$35,944	$—

Note that All Asset, Global Equity Income, Global Technology, International Long/Short Equity, International Select Equity and Unconstrained Bond do not have any capital loss carryforwards to apply against future earnings.

During the year ended July 31, 2015 the Funds utilized the following capital loss carryforwards:

All Asset	$—
Dividend & Income Builder	—
Emerging Markets	782,742
European Focus	11,482,117
Global Equity Income	61,176,852
Global Technology	—
High Yield Opportunities	—
International Long/Short Equity	—
International Opportunities	176,074,558
International Select Equity	—
Strategic Income	1,593,726
Unconstrained Bond	—
US Growth Opportunities	—

Notes to financial statements

At July 31, 2015, the following Funds deferred post-October losses and/or late year ordinary losses, which will be recognized on the first day of the following year:

	Ordinary loss deferred	Capital loss deferred
All Asset	$—	$—
Dividend &
Income Builder	—	344,431
Emerging Markets	58,760	—
European Focus	—	35,109,167
Global Equity Income	—	47,394,203
Global Technology	318,764	—
High Yield
Opportunities	—	—
International Long/
Short Equity	—	—
International
Opportunities	—	—
International
Select Equity	—	—
Strategic Income	962,675	—
Unconstrained Bond	1,030,499	—
US Growth
Opportunities	1,963	—

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

Accordingly, at July 31, 2015, the Funds reclassified the following amounts between paid-in capital, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss):

	Paid-in capital	Accumulated undistributed net investment income/(loss)	Accumulated net realized gain/(loss)
All Asset	$–	$343,743	$(343,743)
Dividend &
Income Builder	(418)	10,783	(10,365)
Emerging Markets	—	(110,775)	110,775
European Focus	(1,068)	(3,371,917)	3,372,985
Global Equity
Income	(76,842)	(2,402,445)	2,479,287
Global
Technology	(12,817)	3,528,369	(3,515,552)
High Yield
Opportunities	—	60,772	(60,772)
International Long/
Short Equity	(6,561)	15,101	(8,540)
International
Opportunities	(1,913)	(260,093)	262,006
International
Select Equity	(323)	(525)	848
Strategic Income	—	(1,246,562)	1,246,562
Unconstrained
Bond	(37,247)	(1,001,060)	1,038,307
US Growth
Opportunities	(125)	125	—

These reclassifications relate to the deductibility of certain expenses, different tax treatments of certain securities, amortization of bond premium, character of realized gains/losses on foreign currency transactions, net operating losses and Passive Foreign Investment Companies (“PFIC”) transactions for tax purposes and had no impact on the net asset value of the Funds.

Notes to financial statements

The tax character of distributions paid during the years ended July 31, 2015 and 2014 were as follows:

Year ended	Ordinary	Capital
July 31, 2015	income	gains
All Asset	$1,698,896	$848,091
Dividend &
Income Builder	1,358,317	277,649
Emerging Markets	22,618	—
European Focus	36,848,194	—
Global Equity Income	194,280,256	—
Global Technology	—	42,250,534
High Yield
Opportunities	2,208,258	—
International Long/
Short Equity	—	—
International
Opportunities	39,251,903	—
International
Select Equity	—	—
Strategic Income	4,635,024	—
Unconstrained Bond	958,626	578,312
US Growth
Opportunities	—	—

Year ended	Ordinary	Capital
July 31, 2014	income	gains
All Asset	$2,546,811	$532,924
Dividend &
Income Builder	488,048	9
Emerging Markets	—	—
European Focus	3,710,266	—
Global Equity Income	156,362,094	—
Global Technology	—	2,465,935
High Yield
Opportunities	1,725,650	—
International
Opportunities	12,686,584	—
Strategic Income	2,015,022	—
Unconstrained Bond	350,001	—

As of July 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed		Undistributed
	ordinary	capital gains/		appreciation/
	income	(losses	)	(depreciation )
All Asset	$1,377,364	$700,399		$875,564
Dividend &
Income Builder	422,448	—		1,693,376
Emerging Markets	—	—		(1,417,071)
European Focus	28,658,545	—		177,460,148
Global Equity
Income	4,569,061	—		(64,715,471)
Global Technology	—	31,479,250		76,725,042
High Yield
Opportunities	75,405	—		(328,413)
International Long/
Short Equity	184,888	28,480		(80,678)
International
Opportunities	70,143,876	—		590,959,397
International
Select Equity	82,501	—		320,789
Strategic Income	—	—		(1,905,827)
Unconstrained Bond	160,809	928,592		(1,362,741)
US Growth
Opportunities	—	—		724,006

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses (which are not recognized for tax purposes until the first day of the following fiscal year), tax deferral on wash sales and PFIC transactions.

The US federal income tax basis of investments, including proceeds from securities sold short but excluding financial derivative instruments, at July 31, 2015, and the gross unrealized appreciation and depreciation, were as follows:

	All Asset	Dividend & Income Builder
Cost	$59,562,436	$51,727,249
Gross unrealized appreciation	1,771,524	3,505,524
Gross unrealized depreciation	(815,881)	(1,810,158)
Net unrealized appreciation (depreciation)	955,643	1,695,366

Notes to financial statements

	Emerging	European
	Markets	Focus
Cost	$25,395,718	$3,452,373,096
Gross unrealized appreciation	607,534	371,100,722
Gross unrealized depreciation	(1,990,273)	(193,633,887)
Net unrealized appreciation (depreciation)	(1,382,739)	177,466,835

	Global Equity	Global
	Income	Technology
Cost	$3,783,357,737	$206,403,956
Gross unrealized appreciation	202,845,947	83,576,234
Gross unrealized depreciation	(267,232,290)	(6,849,391)
Net unrealized appreciation (depreciation)	(64,386,343)	76,726,843

		International
	High Yield	Long/Short
	Opportunities	Equity
Cost	$25,214,808	$5,645,429
Gross unrealized appreciation	324,737	228,224
Gross unrealized depreciation	(653,150)	(301,665)
Net unrealized appreciation (depreciation)	(328,413)	(73,441)

	International	International
	Opportunities	Select Equity
Cost	$3,919,857,413	$5,215,999
Gross unrealized appreciation	710,921,834	527,892
Gross unrealized depreciation	(120,050,321)	(207,071)
Net unrealized appreciation (depreciation)	590,871,513	320,821

	Strategic	Unconstrained
	Income	Bond
Cost	$167,806,365	$26,616,324
Gross unrealized appreciation	1,765,187	121,714
Gross unrealized depreciation	(3,682,113)	(1,363,406)
Net unrealized appreciation (depreciation)	(1,916,926)	(1,241,692)

US Growth
Opportunities
Cost	$6,657,547
Gross unrealized appreciation	787,077
Gross unrealized depreciation	(63,071)
Net unrealized appreciation (depreciation)	724,006

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions, different book and tax treatment on certain debt instruments and amortization of premiums reflected as of July 31, 2015.

Note 3. Fair value measurements

US GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Various inputs are used in determining the value of the Funds’ investments. The Funds use a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the following three broad levels:

•	Level 1 – quoted prices (unadjusted) in active markets for identical investments

Notes to financial statements

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•
Level 3 – significant unobservable inputs based on the best information available in the circumstances to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

Tables included under the heading “Fair value measurements” summarizing each Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2015 have been listed after each Fund’s Portfolio of Investments.

Any transfers between levels are disclosed, effective at the end of the period, in each Fund’s table with the reasons for the transfers disclosed in a note to the table, if applicable.

Note 4. Investment advisory fees and other transactions with affiliates

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. (“HGINA,” or “Adviser”) acts as the Funds’ investment adviser. HGINA is an indirect wholly-owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and earns a management fee for such services. HGINA earns a fee for its services based on each Fund’s average daily net assets as set forth below.

All Asset		0.40%
Dividend & Income Builder	First $1 billion	0.75%
	Next $1 billion	0.65%
	Over $2 billion	0.55%
Emerging Markets	First $1 billion	1.00%
	Next $1 billion	0.90%
	Over $2 billion	0.85%
European Focus	First $500 million	1.00%
	Next $1 billion	0.90%
	Next $1 billion	0.85%
	Over $2.5 billion	0.80%
Global Equity Income	First $1 billion	0.85%
	Next $1 billion	0.65%
	Over $2 billion	0.60%
Global Technology	First $1 billion	0.90%
	Over $1 billion	0.80%
High Yield Opportunities	First $1 billion	0.65%
	Next $1 billion	0.55%
	Over $2 billion	0.50%
International Long/
Short Equity		1.25%

International Opportunities*	First $2 billion	1.00%
	Next $1 billion	0.90%
	Next $1 billion	0.80%
	Next $1 billion	0.70%
	Next $5 billion	0.60%
	Over $10 billion	0.50%
International Select Equity		0.65%
Strategic Income**	First $1 billion	0.55%
	Next $500 million	0.50%
	Over $1.5 billion	0.45%
Unconstrained Bond	First $1 billion	0.65%
	Next $1 billion	0.55%
	Over $2 billion	0.50%
US Growth Opportunities	First $1 billion	0.75%
	Next $1 billion	0.70%
	Over $2 billion	0.65%

*
Prior to July 1, 2015, the management fee tiers on the average daily net assets of the Fund were: 1.00% on the first $2 billion, 0.90% on the next $1 billion, 0.80% on the next $1 billion and 0.70% on any amounts over $4 billion.

**
Based on average daily managed assets of the Fund. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays HGINA based on the Fund’s average daily managed assets, HGINA’s fee will be higher if the Fund is leveraged.

HGINA has engaged Henderson Investment Management Limited (“HIML”) to act as the investment sub-adviser to the Funds, except for High Yield Opportunities, Strategic Income and US Growth Opportunities. HGINA has engaged Geneva Capital Management (“Geneva”) to act as the investment sub-adviser for US Growth Opportunities, while no sub-adviser has been appointed for High Yield Opportunities or Strategic Income. Both HIML and Geneva are also indirect wholly-owned subsidiaries of Henderson Group plc. Under separate Sub-Advisory Agreements, the sub-advisers provide research, advice and recommendations with respect to the purchase and sale of securities and make investment decisions regarding assets of the Funds subject to the oversight of the Board of Trustees and the Adviser. No additional advisory fees are charged to the Funds for the services of the sub-advisers as these fees are paid from the fees earned by HGINA.

Pursuant to a separate contractual Expense Limitation Agreement, HGINA has agreed to waive or limit its management fee and, if necessary, to reimburse expenses of each Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets as follows:

Notes to financial statements

	Class	Class	Class	Class	Class
	A	B	C	I	R
All Asset*	0.85%	N/A	1.60%	0.60%	N/A
Dividend & Income Builder	1.30%	N/A	2.05%	1.05%	N/A
Emerging Markets	1.79%	N/A	2.54%	1.54%	N/A
European Focus	2.00%	2.75%	2.75%	1.75%	N/A
Global Equity Income	1.40%	N/A	2.15%	1.15%	N/A
Global Technology	2.00%	2.75%	2.75%	1.75%	N/A
High Yield Opportunities	1.10%	N/A	1.85%	0.85%	N/A
International Long/ Short Equity**	1.75%	N/A	2.50%	1.50%	N/A
International Opportunities	2.00%	2.75%	2.75%	1.75%	2.25%
International Select Equity	1.14%	N/A	1.89%	0.89%	N/A
Strategic Income	1.10%	1.85%	1.85%	0.85%	N/A
Unconstrained Bond	1.15%	N/A	1.90%	0.90%	N/A
US Growth Opportunities	1.20%	N/A	1.95%	0.95%	N/A

*
With respect to investments in affiliate underlying funds, HGINA has contractually agreed to reduce or waive the Fund’s management fee to limit the combined management fees paid to the Adviser for those assets to the greater of 1.00% or the affiliate underlying fund’s management fee. Any waiver calculated as a result of limiting these combined management fees is in addition to the general expense limitation highlighted in the table. Indirect net expenses associated with the Fund’s investments in underlying investment companies are not subject to the contractual expense limitation.

**	Dividends and interest expense on securities sold short are excluded from the expense limitation calculation.

These agreements will remain in effect through July 31, 2020 unless otherwise extended or amended.

Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Funds reimburse HGINA for such fees within limits specified by the Board of Trustees. The fees are incurred at the class level based on activity, asset levels and/or number of accounts and are included in “Sub-accounting fees” in the Statements of Operations.

At July 31, 2015, both HGINA and HGI Group Limited, another indirect wholly-owned subsidiary of Henderson Group plc, owned shares in the following Funds. Significant ownership percentages in International Long/Short Equity, International Select Equity and Unconstrained Bond are the result of the initial investments necessary to facilitate commencement of operations and will be redeemed as external shareholders subscribe to the Funds.

				Total Value at	As a % of
Fund	Class A	Class C	Class I	July 31, 2015	Net Assets
HGINA
All Asset	492	487	110	$11,416	0.0%
High Yield Opportunities	100,000	54,371	66,761	$2,138,011	8.5%
Strategic Income	—	—	1,360	$12,322	0.0%
HGI Group Limited
International Long/Short Equity	10,000	10,000	480,000	$5,139,300	81.8%
International Select Equity	10,000	10,000	480,000	$5,393,900	96.1%
Unconstrained Bond	100,000	100,000	2,300,000	$23,751,000	88.3%
US Growth Opportunities	1,000	1,000	—	$22,330	0.3%

An affiliated entity of a Fund may include any company in which the Fund owns 5% or more of its outstanding voting shares. Additionally, certain of the Funds held ownership in other Funds within the Trust. At July 31, 2015, the All Asset Fund held 0.04% of the Henderson Global Equity Income Fund, 0.53% of the Henderson Global Technology Fund, 0.72% of the Henderson Strategic Income Fund and 11.08% of the Henderson Unconstrained Bond Fund. Transactions in affiliates during the year ended July 31, 2015 were as follows:

Notes to financial statements

Affiliate	Value 7/31/2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/ (Loss)	Value 7/31/2015	Dividend Income
All Asset
Henderson Global
Equity Income Fund	$1,592,855	$97,631	$—	$(99,167)	$—	$1,591,319	$97,615
Henderson Global
Technology Fund	1,341,022	166,034	—	(20,155)	—	1,486,901	—
Henderson Strategic
Income Fund	1,169,018	51,861	—	(6,696)	—	1,214,183	51,845
Henderson
Unconstrained
Bond Fund	2,980,887	164,586	—	(166,562)	—	2,978,911	103,667
Total	$7,083,782	$480,112	$—	$(292,580)	$—	$7,271,314	$253,127

The aggregate cost and value of affiliates at July 31, 2015 is $7,173,361 and $7,271,314, respectively. Investments in affiliates represented 11.81% of total net assets of the All Asset Fund as of July 31, 2015.

Note 5. Compensation of trustees and officers

Certain officers and Trustees of the Trust are also officers of HGINA. None of the Trust’s officers, other than the Chief Compliance Officer, are compensated by the Trust. The Trust makes no direct payments to Trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees’ fees and expenses in the Statements of Operations.

Prior to January 1, 2015, the Funds bore only a portion of the compensation paid to the Chief Compliance Officer who performs services directly related to the Trust. Subsequent to January 1, 2015, the Funds bear the full compensation. This compensation, together with other compliance-related costs, is reflected as “Compliance officer fees” in the Statements of Operations.

Note 6. Distribution plan

The Trust has adopted a distribution plan for Class A, Class B, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Funds pay the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of 0.50% of the average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Funds and their shareholders.

Note 7. Investment transactions

Purchases and sales of investment securities, including proceeds from securities sold short but excluding short-term investments, financial derivatives instruments and US government securities, for the Funds for the year ended July 31, 2015, were as follows:

	Purchases	Sales
All Asset	$8,108,796	$10,137,981
Dividend &
Income Builder	34,540,534	9,938,512
Emerging Markets	38,236,708	39,402,963
European Focus	2,965,035,540	1,904,484,370
Global Equity Income	4,747,452,434	4,031,554,250
Global Technology	186,845,868	284,994,708
High Yield Opportunities	50,707,459	52,297,819
International Long/
Short Equity	14,597,191	12,410,225
International
Opportunities	3,173,746,281	2,777,189,827
International
Select Equity	6,893,959	1,915,610
Strategic Income	153,206,410	54,617,631
Unconstrained Bond	27,429,897	27,384,449
US Growth Opportunities	7,246,310	714,738

Note 8. Significant concentrations

The Funds may invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country’s

Notes to financial statements

balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities. These risks may be heightened in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets, particularly by the Emerging Markets Fund, are often considered speculative. Further, the Funds maintain many of their investments in issuers domiciled in the Eurozone. The private and public sectors’ debt problems of a single Eurozone country may pose significant risks to the Eurozone as a whole. As a result, the Funds may be more susceptible to volatility generated by currency devaluations or other general uncertainties than more geographically diversified funds that do not concentrate in this region of the world.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund’s net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, the Global Technology Fund concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

The Dividend & Income Builder Fund, High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund invest in a variety of income-producing debt instruments of corporate and sovereign issuers. Accordingly, each may be subject to the previously described foreign issuers risk, to varying degrees, in addition to the risk of default by the issuer. As a matter of their investment strategies, the High Yield Opportunities Fund, Strategic Income Fund and Unconstrained Bond Fund are also subject to higher concentrations of investments in lower quality high yield securities or asset-backed/structured securities. Investing in high yield, asset-backed or structured securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. High yield securities are non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Additionally, asset-backed securities are subject to the risk that underlying debt may be prepaid prior to maturity or refinanced causing further volatility in the value. A small change in interest rates would likely have a pronounced adverse impact on the value of such high yield and asset-backed obligations. Moreover, these securities may be less liquid as there is a less-established secondary market and the Funds may not be able to sell the asset timely.

Note 9. Borrowing arrangements

The Trust maintains a $100 million credit facility with State Street Bank and Trust Company to facilitate portfolio liquidity. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds rate or 1 Month LIBOR plus 1.25%. In addition, a commitment fee of 0.20% per annum is accrued and apportioned among the Funds in the Trust based on relative average net assets (prior to June 19, 2015, the commitment fee was 0.10%). The commitment fee is included in “Miscellaneous fees” on the Statements of Operations. No amounts were borrowed by the Funds under this facility during the year ended July 31, 2015.

Note 10. Recently issued accounting pronouncements

In August 2014, the FASB issued ASU 2014-15 Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which provides guidance in US GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related footnote disclosures. The amendments are effective for annual periods ending after December 15, 2016, and for annual periods and interim periods thereafter, though early adoption is permitted. In management’s evaluation, there are no uncertainties about each Fund’s ability to continue as a going concern.

In May 2015, the FASB issued ASU 2015-07 Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). Topic 820, Fair Value Measurement, permits a reporting entity, as a practical expedient, to measure the fair value of certain investments using the net asset value per share of the investment; however, categorization within the fair value hierarchy based upon redemption characteristics has been diverse. The Update removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and instead requires these investments to be separately disclosed. The amendments are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years, though early adoption is permitted. At this time, management is evaluating the implications of these changes on the financial statements.

Note 11. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Henderson Global Funds, comprising, respectively, Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson Emerging Markets Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund, Henderson High Yield Opportunities Fund, Henderson International Long/Short Equity Fund, Henderson International Opportunities Fund, Henderson International Select Equity Fund, Henderson Strategic Income Fund, Henderson Unconstrained Bond Fund, and Henderson US Growth Opportunities Fund (collectively, the Funds), as of July 31, 2015, and the related statements of operations, cash flows for Henderson International Long/Short Equity Fund, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Henderson Global Funds at July 31, 2015, the results of their operations, cash flows of Henderson International Long/Short Equity Fund, changes in their net assets, and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 24, 2015

Other information (unaudited)

Proxy voting policies

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the twelve months ended June 30, 2015 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission’s website at www.sec.gov. The Funds’ proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.henderson.com.

Portfolio holdings

A complete listing of each Fund’s holdings is made available monthly at www.henderson.com. Further, the Funds’ Portfolios of Investments are filed as of the end of the first and third quarter of the fiscal year on Form N-Q. The Henderson Global Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. The quarterly Portfolios of Investments are also available without charge, upon request, by calling 866.443.6337.

Approval of continuation of investment advisory agreements

The Board of Trustees of Henderson Global Funds oversees the management of the Funds and, as required by law, the investment advisory and the sub-advisory agreements for the Funds (the “Advisory Agreements”). In connection with their annual consideration of those agreements for the Funds, the Trustees received and reviewed a substantial amount of information provided by Henderson Global Investors (North America) Inc. (the “Adviser”) and Henderson Investment Management Limited (the “Sub-Adviser”) in response to detailed requests of the Independent Trustees and their independent legal counsel (the Adviser, Sub-Adviser and their affiliates may be referred to herein collectively as “Henderson”). The Trustees also discussed with representatives of management the operations of the Funds and the nature, extent and quality of the advisory and other services provided to the Funds by the Adviser and the Sub-Adviser. The Independent Trustees also received and reviewed a memorandum from their counsel regarding their responsibilities in considering the continuation of the agreements. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the Advisory Agreements, and they also met separately in executive session with their counsel several times.

May 15, 2015 Meeting

At a meeting held on May 15, 2015, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, extent and quality of services

The Independent Trustees reviewed the various reports and presentations they had received in connection with their evaluation of the nature, extent and quality of services provided under the Advisory Agreements by the Adviser and Sub-Adviser, and considered the services performed by the Adviser and Sub-Adviser, as well as their expertise, resources and capabilities. The Trustees also considered the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds), taking into account the investment objective(s) and strategies of each Fund and the knowledge they had gained throughout the year from their regular and special meetings. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the Sub-Adviser, especially the personnel who provide investment management services to the Funds. Management provided an update on the Adviser and its parent company, and reviewed the Adviser’s capabilities, resources and financial condition. Management also reviewed the Adviser’s investment approach for the Funds and the qualifications of the Funds’ respective portfolio management teams. Management then discussed the personnel responsible for performing services for the Funds.

The Trustees considered the methodology the Adviser and the Sub-Adviser use in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. Management reviewed certain changes in personnel, as well as the capacity of each of the Fund’s portfolio managers.

The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds), such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and committees of the Board and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees considered sub-transfer agency, networking and revenue sharing fees provided to intermediaries, as well as the fees associated with different types of distribution platforms.

Other information (unaudited)

Investment performance and fees

The Independent Trustees reviewed the investment performance of the Funds. The Independent Trustees considered, in particular, the detailed reports and analyses performed and compiled by an independent third party, Lipper Inc. (the “Lipper Report”) and that show, for each Fund and for various periods, total return performance data ranked within a peer group and a larger comparative universe of funds. In addition, the Independent Trustees considered the expense rankings and quintiles tables, contractual management fees at common asset levels and at various asset levels, expense ratios and various other fees and expenses data and supporting information contained within the Lipper Report.

The Trustees also reviewed the performance and expenses of each Fund, including comparative and percentile ranking information in the Lipper Report.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds) from their relationship with the Funds and their use of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Funds and/or other clients.

June 11, 2015 Meeting

At a meeting held on June 11, 2015, it was noted that the Board had met previously in-person on May 15, 2015 to review annual contract renewal related materials. The representatives of the Adviser indicated that the purpose of the June 11, 2015 meeting was to review certain additional information that had not been provided at the May 15, 2015 meeting.

Costs of services provided and the profits realized by Henderson and its affiliates from their relationships with the funds

In considering the reasonableness of investment management fees, the Independent Trustees considered the profitability of Henderson and its affiliates in connection with Henderson providing investment management services to each Fund, as well as the methodology that Henderson utilized to calculate profitability by Fund.

The Trustees also reviewed the financial information related to the Adviser’s parent company and its corporate structure. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager’s capital structure and cost of capital.

Economies of scale

The Independent Trustees considered the economies of scale that might be realized by the Adviser as a Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this connection, it was observed that the fee schedules for each Fund, with the exception of the All Asset Fund, include various pre-established “breakpoints” in investment management fees that are triggered as a Fund’s net asset level increases. Representatives of management detailed a proposal to add additional breakpoints for the International Opportunities Fund. The Trustees reviewed each Fund’s current fees, asset levels, performance, capacity and outlook. The Independent Trustees noted that based on the receipt of information showing the breakpoints, at the current time, it appears that such breakpoints satisfactorily provide for sharing economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow. With respect to the All Asset Fund, although the Fund’s fee schedule does not include breakpoints, the Independent Trustees considered the Adviser’s view that an appropriately structured advisory fee and/or total expense limitation can provide an acceptable sharing of economies of scale as a substitute for a breakpoint in the advisory fee. In this regard, the Independent Trustees discussed the Adviser’s expense limitation agreement with respect to the All Asset Fund.

June 17, 2015 Meeting

At a meeting held on June 17, 2015, it was noted that the Board had met previously in-person on May 15, 2015 and June 11, 2015 to review annual contract renewal related materials. The representatives of the Adviser indicated that there had not been any material changes to the information that had been provided for the May 15, 2015 and June 11, 2015 meetings.

Other information (unaudited)

Based on their evaluation of the information provided by the Adviser and the Sub-Adviser and other information, the Trustees determined that the overall arrangements between each Fund and the Adviser and Sub-Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser (in the case of the Sub-Advised Funds), the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. In making that determination, the Trustees reviewed and considered various factors that they determined were relevant, including the factors described below, none of which by itself was considered paramount or dispositive and each Trustee may have weighed the information differently.

Nature, extent and quality of services

The Trustees reviewed and considered the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser (in the case of the Sub-Advised Funds), taking into account the investment objective(s) and strategies of each Fund and the knowledge they had gained from their May 15, 2015 and June 11, 2015 meetings and their regular meetings with management on at least a quarterly basis. The Trustees concluded that the nature and extent of the services provided to each Fund by the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds) were appropriate and consistent with the terms of the Advisory Agreements, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds) had sufficient personnel with the appropriate education and experience to serve the Funds effectively, and had demonstrated their continuing ability to attract and retain well-qualified personnel.

Performance and fees

The Trustees considered their extensive review and discussion at the May 15, 2015 meeting of each Fund’s investment performance over various time periods in comparison to information for other comparable funds as provided by Lipper. They concluded that the performance of each Fund met or exceeded acceptable levels or it was satisfied with the steps taken by management to improve investment performance. The Trustees considered their prior review of information on the fees and other expenses paid by each Fund in comparison to information for other comparable funds as discussed at the May 15, 2015 meeting. The Trustees also had reviewed the management fees of the Adviser and the Sub-Adviser for certain affiliated funds. The Trustees reviewed information on the profitability of (or loss) to the Adviser of its relationships with each Fund and concluded that the Adviser’s profitability level with respect to each Fund in relation to the services rendered was not unreasonable. Finally, the Trustees considered the financial condition of the Adviser and the Sub-Adviser. The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser, as well as the fees paid by the Adviser to the Sub-Adviser, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser and the Sub-Adviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser and the Sub-Adviser (in the case of the Sub-Advised Funds), the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase and took note of the extent to which Fund shareholders might also benefit from such growth. In this connection, the Trustees took into account that the fee schedules for each Fund, with the exception of the All Asset Fund, include various pre-established breakpoints in advisory fees that are triggered as a Fund’s net asset level increases. The Trustees also took into account management’s proposed changes to the breakpoint schedule for the International Opportunities Fund, which would have the effect of reducing the advisory fee paid by that Fund to the Adviser. Based on all of the information they reviewed, the Trustees concluded that the advisory fee breakpoints satisfactorily provide for sharing economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow. With respect to the All Asset Fund, although the Fund’s fee schedule does not include breakpoints, the Trustees took into account the Adviser’s expense limitation agreement with respect to the All Asset Fund.

Other benefits to the adviser

The Trustees also considered benefits that accrue to the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds) from their relationship with the Funds and their use of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Funds and/or other clients.

After full consideration of the above factors as well as other factors that were instructive in analyzing the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the continuation of the Advisory Agreements for each Fund was in the best interest of each Fund and its shareholders.

Other information (unaudited)

Federal tax information

Certain tax information for the Funds is required to be provided to shareholders based on the Funds’ income and distributions for the taxable year ended July 31, 2015. In February 2016, shareholders will receive Form 1099-DIV, which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

For corporate shareholders, a certain percentage of ordinary income dividends paid during the year ended July 31, 2015 qualified for the dividends received deduction as follows:

All Asset	4.27%
Dividend & Income Builder	20.03%
Emerging Markets	2.91%
Global Equity Income	8.00%
High Yield Opportunities	3.09%
International Opportunities	3.54%
Strategic Income	0.54%
Unconstrained Bond	0.61%

Under Section 853 of the Internal Revenue Code of 1986, as amended (the “Code”), the Funds designated foreign taxes paid and foreign source income for the fiscal year ended July 31, 2015 as follows:

	Foreign	Foreign
	taxes paid	source income
All Asset	$—	$—
Dividend & Income Builder	49,767	1,122,428
Emerging Markets	46,756	582,821
European Focus	2,792,435	63,550,172
Global Equity Income	8,904,791	225,543,498
Global Technology	—	—
High Yield Opportunities	—	—
International Long/Short Equity	4,652	49,106
International Opportunities	4,118,901	107,589,842
International Select Equity	6,616	96,615
Strategic Income	—	—
Unconstrained Bond	—	—
US Growth Opportunities	—	—

Under Section 854 (b)(2) of the Code, the Funds designated qualified dividends for the fiscal year ended July 31, 2015 as follows:

All Asset	$218,193
Dividend & Income Builder	1,319,027
Emerging Markets	307,817
European Focus	59,809,568
Global Equity Income	187,179,178
Global Technology	—
High Yield Opportunities	52,043
International Long/Short Equity	38,063
International Opportunities	98,847,879
International Select Equity	95,406
Strategic Income	25,075
Unconstrained Bond	4,920
US Growth Opportunities	35,916

Long-term capital gains dividends were paid from the following Funds during the year ended July 31, 2015:

All Asset	$848,091
Dividend & Income Builder	277,649
Global Technology	42,250,534
Unconstrained Bond	578,312

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The exact source of aggregate fund distributions for each fiscal year can only be determined as of the end of each Fund’s fiscal year, July 31. However, under Section 19(a) of the 1940 Act, the Funds are required to indicate the source of each distribution to shareholders at the time of payment if the distribution is made from any source other than accumulated undistributed net income. For purposes of this disclosure, the source of each distribution is based on US Generally Accepted Accounting Principles and will differ from federal income tax-based reporting provided to shareholders due to certain tax adjustments.Distributions paid in part from paid-in capital do not necessarily reflect a taxable return of capital. For federal income tax purposes, shareholders will receive a Form 1099-DIV for each calendar year that will tell you how to report these distributions. Accordingly, the Funds are making the following disclosures pursuant to Section 19(a).

Other information (unaudited)

During the semi-annual period ended July 31, 2015, none of the Henderson Global Funds paid income distributions in part from sources other than accumulated undistributed net income as measured at the time of payment.

Shareholder expense

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including upfront or deferred sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2015.

Actual expenses

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical example for comparison purposes

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds’ Statements of Operations, net of reimbursements by the investment adviser. The annualized expense ratios used in the example are as follows:

	Class	Class	Class	Class	Class
	A	B	C	I	R
All Asset	0.85%	N/A	1.60%	0.60%	N/A
Dividend & Income Builder	1.30%	N/A	2.05%	1.05%	N/A
Emerging Markets	1.79%	N/A	2.54%	1.54%	N/A
European Focus	1.28%	2.07%	2.08%	1.06%	N/A
Global Equity Income	1.08%	N/A	1.86%	0.86%	N/A
Global Technology	1.31%	2.16%	2.12%	1.12%	N/A
High Yield Opportunities	1.10%	N/A	1.85%	0.85%	N/A
International Long/Short Equity	4.75%	N/A	5.64%	4.60%	N/A
International Opportunities	1.34%	2.13%	2.12%	1.09%	1.62%
International Select Equity	1.14%	N/A	1.89%	0.89%	N/A
Strategic Income	1.09%	1.85%	1.85%	0.84%	N/A
Unconstrained Bond	1.15%	N/A	1.90%	0.90%	N/A
US Growth Opportunities	1.20%	N/A	1.95%	0.95%	N/A

Please note that the expenses do not reflect shareholder transaction costs such as front-end or deferred sales charges. These fees are described for each Fund and share class in the “Commentaries and Performance Summaries” section of this report beginning on page 4. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Other information (unaudited)

Table 1
Actual	Beginning account value February 1, 2015	Ending account value July 31, 2015	Expenses paid during the period	*
All Asset
Class A	$1,000.00	$1,013.40	$4.24
Class C	1,000.00	1,008.70	7.97
Class I	1,000.00	1,014.40	3.00
Dividend & Income Builder
Class A	$1,000.00	$1,056.50	$6.63
Class C	1,000.00	1,053.20	10.44
Class I	1,000.00	1,057.70	5.36
Emerging Markets
Class A	$1,000.00	$958.80	$8.69
Class C	1,000.00	955.40	12.31
Class I	1,000.00	960.00	7.48
European Focus
Class A	$1,000.00	$1,102.10	$6.67
Class B	1,000.00	1,097.80	10.77
Class C	1,000.00	1,097.80	10.82
Class I	1,000.00	1,103.50	5.53
Global Equity Income
Class A	$1,000.00	$1,036.90	$9.09
Class C	1,000.00	1,033.20	9.38
Class I	1,000.00	1,038.00	4.35
Global Technology
Class A	$1,000.00	$1,083.60	$6.77
Class B	1,000.00	1,079.10	11.13
Class C	1,000.00	1,078.60	10.93
Class I	1,000.00	1,084.10	5.79
High Yield Opportunities
Class A	$1,000.00	$1,020.20	$5.51
Class C	1,000.00	1,015.00	9.24
Class I	1,000.00	1,021.00	4.26
International Long/Short Equity
Class A	$1,000.00	$1,050.10	$24.14
Class C	1,000.00	1,046.10	28.61
Class I	1,000.00	1,051.10	23.39
International Opportunities
Class A	$1,000.00	$1,063.60	$6.86
Class B	1,000.00	1,059.60	10.88
Class C	1,000.00	1,059.30	10.82
Class I	1,000.00	1,064.70	5.57
Class R	1,000.00	1,062.30	8.29
International Select Equity
Class A	$1,000.00	$1,116.10	$5.98
Class C	1,000.00	1,111.10	9.89
Class I	1,000.00	1,117.00	4.67
Strategic Income
Class A	$1,000.00	$1,002.00	$5.41
Class B	1,000.00	997.80	9.16
Class C	1,000.00	997.10	9.16
Class I	1,000.00	1,002.10	4.17
Unconstrained Bond
Class A	$1,000.00	$1,011.30	$5.73
Class C	1,000.00	1,006.70	9.45
Class I	1,000.00	1,011.60	4.49
US Growth Opportunities
Class A	$1,000.00	$1,131.40	$6.34
Class C	1,000.00	1,127.50	10.34
Class I	1,000.00	1,133.50	5.03

Table 2
Hypothetical (assuming a 5% return before expenses)	Beginning account value February 1, 2015	Ending account value July 31, 2015	Expenses paid during the period*
All Asset
Class A	$1,000.00	$1,020.58	$4.26
Class C	1,000.00	1,016.86	8.00
Class I	1,000.00	1,021.82	3.01
Dividend & Income Builder
Class A	$1,000.00	$1,018.35	$6.51
Class C	1,000.00	1,014.63	10.24
Class I	1,000.00	1,019.59	5.26
Emerging Markets
Class A	$1,000.00	$1,015.92	$8.95
Class C	1,000.00	1,012.20	12.67
Class I	1,000.00	1,017.16	7.70
European Focus
Class A	$1,000.00	$1,018.45	$6.41
Class B	1,000.00	1,014.53	10.34
Class C	1,000.00	1,014.48	10.39
Class I	1,000.00	1,019.54	5.31
Global Equity Income
Class A	$1,000.00	$1,015,87	$9.00
Class C	1,000.00	1,015.57	9.30
Class I	1,000.00	1,020.53	4.31
Global Technology
Class A	$1,000.00	$1,018.30	$6.56
Class B	1,000.00	1,014.08	10.79
Class C	1,000.00	1,014.28	10.59
Class I	1,000.00	1,019.24	5.61
High Yield Opportunities
Class A	$1,000.00	$1,019.34	$5.51
Class C	1,000.00	1,015.62	9.25
Class I	1,000.00	1,020.58	4.26
International Long/Short Equity
Class A	$1,000.00	$1,001.24	$23.57
Class C	1,000.00	996.83	27.92
Class I	1,000.00	1,001.98	22.83
International Opportunities
Class A	$1,000.00	$1,018.15	$6.71
Class B	1,000.00	1,014.23	10.64
Class C	1,000.00	1,014.28	10.59
Class I	1,000.00	1,019.39	5.46
Class R	1,000.00	1,016.76	8.10
International Select Equity
Class A	$1,000.00	$1,019.14	$5.71
Class C	1,000.00	1,015.42	9.44
Class I	1,000.00	1,020.38	4.46
Strategic Income
Class A	$1,000.00	$1,019.39	$5.46
Class B	1,000.00	1,015.62	9.25
Class C	1,000.00	1,015.62	9.25
Class I	1,000.00	1,020.63	4.21
Unconstrained Bond
Class A	$1,000.00	$1,019.09	$5.76
Class C	1,000.00	1,015.37	9.49
Class I	1,000.00	1,020.33	4.51
US Growth Opportunities
Class A	$1,000.00	$1,018.84	$6.01
Class C	1,000.00	1,015.08	9.79
Class I	1,000.00	1,020.08	4.76

*
Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period multiplied by 181 days in the period, and divided by 365 (to reflect the one-half year period).

Trustees and officers (unaudited)

Name, address1, month and year of birth	Position(s) with the Trust2	Term of Office and Time Served3	Principal Occupations During Past Five Years	Other Directorships Held
Independent Trustees
C. Gary Gerst February 1939	Chairman and Trustee	Since 2001	General Partner, Cornelius & Lothian LP (private partnership investing in non-public investments), from 1993 to present.	Formerly, Trustee, Harris Insight Funds Trust; formerly, member of the Governing Council of the Independent Directors Council (IDC); formerly, Board member of the Investment Company Institute.
James W. Atkinson August 1950	Trustee	Since 2011	Commercial Pilot, Atkinson Aviation LLC, since 2009	Formerly, Trustee, LaRabida Children’s Hospital: formerly Trustee, Surgeons Diversified Investment Fund.
Richard W. Durkes February 1950	Trustee	Since 2011	Managing Director, BayBoston LLC (private equity fund)	Trustee, NT Alpha Strategies Fund and NT Long/Short Equity Fund; Trustee, Sankaty Head Foundation; Partner, Serve Up LLC (private company that holds the rights to certain intellectual property).
Barbara L. Lamb September 1954	Trustee	Since 2014	Managing Director, Cheiron Trading LLC (proprietary trading company).	Formerly, Director, First Chicago Bancorp; formerly, Director, MAF Bancorp, Inc.
J. Marshall Peck April 1952	Trustee	Since 2014	President, Interpark Holdings, LLC (parking garage owner, developer and operator), since 2011; formerly, Chief Executive Officer, Interpark Holdings, LLC.	Board Member and Finance Committee Chairman, Presbyterian Homes.

Trustees and officers (unaudited)

Term of
Name, address1,	Position(s)	Office and		Other
month and	with	Time	Principal Occupations	Directorships
year of birth	the Trust2	Served3	During Past Five Years	Held
Interested Trustees and Officers of the Trust
James G. O’Brien4 May 1960	Trustee and President	Since 2011 Since 2010	Managing Director, HGINA.	None.
Charles Thompson II4 April 1970	Trustee and Vice President	Since 2011 Since 2010	Director of Distribution (North America), since 2014; Director of US Retail, 2010-2014.	None.
Kenneth A. Kalina August 1959	Chief Compliance Officer	Since 2005	Chief Compliance Officer, HGINA, until 2015.	N/A
Alanna P. Nensel July 1975	Vice President	Since 2002	Director, Retail Marketing and Product Management, HGINA.	N/A
David Latin September 1981	Vice President	Since 2012	Director of Product Development, HGINA.	N/A
Scott E. Volk May 1971	Vice President	Since 2001	Chief Operating Officer, HGINA, since 2014; Director, Retail Finance and Operations, HGINA, 2002-2014.	N/A
Christopher K. Yarbrough October 1974	Secretary	Since 2004	Senior Legal Counsel, HGINA.	N/A
Troy M. Statczar August 1971	Treasurer	Since 2008	Head of US Fund Administration and Accounting, HGINA.	N/A
Adam T. Reich August 1983	Assistant Treasurer	Since 2012	Manager of US Fund Administration and Accounting, HGINA, since August 2012; Manager, PricewaterhouseCoopers LLP 2006-2012.	N/A

1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.
2.	Currently, all Trustees oversee all thirteen series of the Trust.
3.
A Trustee may serve until his death, resignation, removal or until the end of the calendar year in which the Trustee reaches 75 years of age, subject to change by the Board. The Trustees have determined to extend the retirement age of Mssr. Gerst to the end of the calendar year in which the Trustee reaches 76 years of age. The officers of the Trust are elected annually by the Board.

4.	This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.

Unless otherwise noted, this information is as of July 31, 2015. The Statement of Additional Information for Henderson Global Funds includes additional information about the Trustees and is available without charge by calling 1.866.4HENDERSON (1.866.443.6337).

Trustees and officers (unaudited)

Trustees
C. Gary Gerst, Chairman
James W. Atkinson
Richard W. Durkes
Barbara L. Lamb
J. Marshall Peck
James G. O’Brien*
Charles Thompson II*

Officers
James G. O’Brien, President
Charles Thompson II, Vice President
Alanna P. Nensel, Vice President
David Latin, Vice President
Scott E. Volk, Vice President
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Troy M. Statczar, Treasurer
Adam T. Reich, Assistant Treasurer

Investment Adviser
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, IL 60611

Transfer Agent
State Street Bank & Trust Company
State Street Financial Center One Lincoln Street
Boston, MA 02111

Administrator and Custodian
State Street Bank & Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Auditors
Ernst & Young LLP
155 North Wacker Drive
Chicago, IL 60606

For more information
Please call 1.866.4HENDERSON
(1.866.443.6337)
or visit our website:
www.henderson.com

*     Trustee is an “interested person” of the Trust as defined in the1940 Act.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

Foreside Fund Services, LLC, Distributor

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Privacy notice

This notice describes the privacy practices followed by Henderson Global Funds.

Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of “cookies.” Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.henderson.com.

In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. Our affiliates do not use shareholder information that we receive to make marketing solicitations. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

Access to customers’ nonpublic personal information is restricted to employees who need to access that information. To guard shareholder’s nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

For questions concerning this policy, please contact us by writing to: Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Item 2.   Code of Ethics.

(a)	Henderson Global Funds (the “Trust” or the “registrant”) has adopted a Code of Ethics that applies to the Trust’s principal executive officer and principal financial officer (the “Code”).

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Code during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Trust to individuals covered by the Code during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Code may be obtained free of charge by calling 866-343-6337.

Item 3.   Audit Committee Financial Expert.

(a)	(1)
The Board of Trustees of the Trust has determined that it has five audit committee financial experts serving on the Trust’s Audit Committee that possess the attributes identified in Item 3(b) to Form N-CSR.

(2)	The names of the audit committee financial experts are:

James W. Atkinson
Richard W. Durkes
C. Gary Gerst
Barbara L. Lamb
J. Marshall Peck

Each audit committee financial expert has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3)	Not applicable.

Item 4.   Principal Accountant Fees and Services.

As of July 31, 2015, the registrant had thirteen series.  All of the series of the registrant currently have a fiscal year ended July 31.

(a)           Audit Fees – The aggregate fees billed for the last two fiscal years ended July 31 for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.

Year ended 7/31/15	$369,400
Year ended 7/31/14	$278,600

(b)           Audit Related Fees – There were no fees billed for the last two fiscal years ended July 31 for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant’s financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c)           Tax Fees – The aggregate fees billed for the last two fiscal years ended July 31 for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation are set forth below.  These services consisted of the principal accountant reviewing the registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultation regarding the tax consequences of specific investments.

Year ended 7/31/15	$106,735
Year ended 7/31/14	$83,809

The aggregate fees billed for the last two fiscal years ended July 31 for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4 are set forth below.

Year ended 7/31/15	$0
Year ended 7/31/14	$0

(d)           All Other Fees – There were no fees billed for the last two fiscal years ended July 31 for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e)           Pre-Approval Policies and Procedures

(1)           Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the “Adviser”), including the fees and other compensation to be paid to the independent auditors.  Any member of the Audit Committee may grant such pre-approval.  Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement.  Pre-approval of non-audit services is not required, if:  (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

The independent auditors shall not perform any of the following non-audit services for the Trust (“prohibited non-audit services”):  (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(2)           None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of the fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)            No disclosures are required by this Item 4(f).

(g)           The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for services rendered by the principal accountant to the registrant are set forth below.

Year ended 7/31/15	$106,735
Year ended 7/31/14	$83,809

The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for services rendered by the principal accountant to the Adviser and its affiliates that provide ongoing services to the registrant are set forth below.

Year ended 7/31/15	$260,670
Year ended 7/31/14	$962,839

(h)           The registrant’s Audit Committee has determined that the non-audit services the principal accountant has rendered to the Adviser, which were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant, were compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Schedule of Investments.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)           There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable.

(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(3)	Not applicable.

(b)           The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:       /s/ James. G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    October 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    October 2, 2015

By:       /s/ Troy Statczar
Troy Statczar
Treasurer (principal financial officer) of Henderson Global Funds

Date:    October 2, 2015